As filed with the Securities and Exchange Commission on November 12, 2021

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,753	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,757	☒

VANECK ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

Immediately upon filing pursuant to paragraph (b)
On [date] pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
X	On February 1, 2022 pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On [date] pursuant to paragraph (a)(2) of rule 485

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion
Preliminary Prospectus dated November 12, 2021

PROSPECTUS [ ], 2021
VANECK®
Biotech ETF    BBH
Pharmaceutical ETF    PPH®
Retail ETF    RTH®
Semiconductor ETF    SMH®

Principal U.S. Listing Exchange for BBH, PPH, RTH and SMH:
The NASDAQ Stock Market LLC.
The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK® BIOTECH ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Biotech ETF1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Biotech 25 Index (the “Biotech Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.

(b)    "Other Expenses" have been restated to reflect current fees.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Biotech Index includes common stocks and depositary receipts of U.S. exchange-listed companies in the biotechnology industry. Such companies may include medium-capitalization companies and foreign companies that are listed on a U.S. exchange. To be initially eligible for the Biotech Index, companies must generate at least 50% of their revenues from biotechnology.
____________
1Prior to September 1, 2021, the Fund's name was VanEck Vectors® Biotech ETF.

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Biotechnology includes companies engaged primarily in research (including research contractors) and development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies). Of the largest 50 stocks in the biotechnology industry by full market capitalization, the top 25 by free-float market capitalization (i.e., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Biotech Index. As of [December 31, 2020], the Biotech Index included 24 securities of companies with a market capitalization range of between approximately $[7.1] billion and $[133.9] billion and a weighted average market capitalization of $[44.9] billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Biotech Index by investing in a portfolio of securities that generally replicates the Biotech Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Biotech Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Biotech Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Biotech Index concentrates in an industry or group of industries. [As of September 30, 2020, the Fund was concentrated in the biotechnology industry and the health care sector.]
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in the Biotechnology Industry. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the biotechnology industry. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and development and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable and may not necessarily lead to commercially successful products. In addition, the potential for an increased amount of required disclosure or proprietary scientific information could negatively impact the competitive position of these companies. Governmental regulation may delay or inhibit the release of new products. The process for obtaining regulatory approval by the U.S. Food and Drug Administration (the "FDA") or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. Companies in the biotechnology industry may also be subject to expenses and losses from expensive insurance costs due to the risk of product liability lawsuits, and extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology industry may be adversely affected by government regulation and changes in reimbursement rates. Health care providers, principally hospitals, that transact with companies in the biotechnology industry often rely on third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of health care related products or services.
A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective, unprofitable or if such product is not approved by the FDA. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies in the biotechnology industry have been and will likely continue to be extremely volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Some of the companies in the biotechnology industry are engaged in other lines of business unrelated to biotechnology, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional biotechnology activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and

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financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in the Health Care Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.
Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Biotech Index, may negatively affect the Fund’s ability to replicate the performance of the Biotech Index.
Risk of Investing in Medium-Capitalization Companies. The Fund may invest in medium-capitalization companies and, therefore will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Biotech Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Biotech Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Biotech Index, or (to the extent the fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (as defined herein), which are not factored into the return of the Biotech Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Biotech Index. Errors in the Biotech Index data, the Biotech Index computations and/or the construction of the Biotech Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Biotech Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Biotech Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Biotech Index provider's errors will be borne by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to meet redemptions or pay expenses. When the Biotech Index is rebalanced and the Fund in turn rebalances its

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portfolio to attempt to increase the correlation between the Fund’s portfolio and the Biotech Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Biotech Index provider or its agents may carry out additional ad hoc rebalances to the Biotech Index. Therefore, errors and additional ad hoc rebalances carried out by the Biotech Index provider or its agents to the Biotech Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Biotech Index, or invest in them in the exact proportions in which they are represented in the Biotech Index. The Fund’s performance may also deviate from the return of the Biotech Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Biotech Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Biotech Index is not based on fair value prices), the Fund’s ability to track the Biotech Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Biotech Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Biotech Index. Changes to the composition of the Biotech Index in connection with a rebalancing or reconstitution of the Biotech Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Biotech Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Biotech Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Biotech Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

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Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Biotech Index is comprised of securities of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Biotech Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
[TO BE UPDATED]

Best Quarter:	27.58%	2Q 2020
Worst Quarter:	-18.19%	1Q 2016
Average Annual Total Returns for the Periods Ended December 31, 2020
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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[TO BE UPDATED]

	Past One Year	Past Five Years	Since Inception (12/20/2011)
VanEck Biotech ETF (return before taxes)	22.05%	6.43%	19.35%
VanEck Biotech ETF (return after taxes on distributions)	21.94%	6.33%	19.26%
VanEck Biotech ETF (return after taxes on distributions and sale of Fund Shares)	13.13%	5.02%	16.57%
MVIS US Listed Biotech 25 Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	22.13%	6.60%	19.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.39%

See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	December 2011
Guo Hua (Jason) Jin	Portfolio Manager	February 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® PHARMACEUTICAL ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Pharmaceutical ETF1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Pharmaceutical 25 Index (the “Pharmaceutical Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.

(b)    "Other Expenses" have been restated to reflect current fees.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Pharmaceutical Index includes common stocks and depositary receipts of U.S. exchange-listed companies in the pharmaceutical industry. Such companies may include medium-capitalization companies and foreign companies that are listed on a U.S. exchange. To be initially eligible for the Pharmaceutical Index, companies must generate at least 50% of their revenues from pharmaceuticals. Pharmaceuticals include companies engaged primarily in research (including research contractors)
____________
1Prior to September 1, 2021, the Fund's name was VanEck Vectors® Pharmaceutical ETF.

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and development as well as production, marketing and sales of pharmaceuticals (excluding pharmacies). Of the largest 50 stocks in the pharmaceutical industry by full market capitalization, the top 25 by free-float market capitalization (i.e., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Pharmaceutical Index. As of [December 31, 2020], the Pharmaceutical Index included 25 securities of companies with a market capitalization range of between approximately $[1.9] billion and $[414.3] billion and a weighted average market capitalization of $[113.6] billion. As of September 30, 2020, a significant portion of the Fund's assets was invested in securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Pharmaceutical Index by investing in a portfolio of securities that generally replicates the Pharmaceutical Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Pharmaceutical Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Pharmaceutical Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Pharmaceutical Index concentrates in an industry or group of industries. [As of September 30, 2020, the Fund was concentrated in the health care sector and the pharmaceutical industry.]
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in the Pharmaceutical Industry. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the pharmaceutical industry. The success of companies in the pharmaceutical industry is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the limited number of products, expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. In addition, pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the U.S. Food and Drug Administration (“FDA”) or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
Companies in the pharmaceutical industry may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical industry may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations.
The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. A pharmaceutical company’s valuation can be adversely affected if one of its products proves unsafe, ineffective or unprofitable. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile, in part due to the prevalence of merger and acquisition activity in the pharmaceutical industry. Some pharmaceutical companies are engaged in other lines of business unrelated to pharmaceuticals, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional pharmaceutical activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or

8

economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in the Health Care Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.
Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Pharmaceutical Index, may negatively affect the Fund’s ability to replicate the performance of the Pharmaceutical Index.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union ("EMU") of the European Union ("EU") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK's post-transition framework.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Foreign Currency Risk. Because all or a portion of the proceeds received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less

9

management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Pharmaceutical Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Pharmaceutical Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Pharmaceutical Index, or (to the extent the fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (as defined herein), which are not factored into the return of the Pharmaceutical Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Pharmaceutical Index. Errors in the Pharmaceutical Index data, the Pharmaceutical Index computations and/or the construction of the Pharmaceutical Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Pharmaceutical Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Pharmaceutical Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Pharmaceutical Index provider's errors will be borne by the Fund and its shareholders. When the Pharmaceutical Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Pharmaceutical Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to meet redemptions or pay expenses. Apart from scheduled rebalances, the Pharmaceutical Index provider or its agents may carry out additional ad hoc rebalances to the Pharmaceutical Index. Therefore, errors and additional ad hoc rebalances carried out by the Pharmaceutical Index provider or its agents to the Pharmaceutical Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Pharmaceutical Index, or invest in them in the exact proportions in which they are represented in the Pharmaceutical Index. The Fund’s performance may also deviate from the return of the Pharmaceutical Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Pharmaceutical Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Pharmaceutical Index is not based on fair value prices), the Fund’s ability to track the Pharmaceutical Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Pharmaceutical Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Pharmaceutical Index. Changes to the composition of the Pharmaceutical Index in connection with a rebalancing or reconstitution of the Pharmaceutical Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater

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discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Pharmaceutical Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Pharmaceutical Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Pharmaceutical Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Pharmaceutical Index is comprised of securities of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Pharmaceutical Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years
[TO BE UPDATED]

Best Quarter:	15.01%	2Q 2020
Worst Quarter:	-15.01%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2020
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[TO BE UPDATED]

	Past One Year	Past Five Years	Since Inception (12/20/2011)
VanEck Pharmaceutical ETF (return before taxes)	5.20%	2.33%	9.26%
VanEck Pharmaceutical ETF (return after taxes on distributions)	4.78%	1.83%	8.69%
VanEck Pharmaceutical ETF (return after taxes on distributions and sale of Fund Shares)	3.32%	1.70%	7.42%
MVIS US Listed Pharmaceutical 25 Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	4.96%	2.26%	9.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.39%

See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	December 2011
Guo Hua (Jason) Jin	Portfolio Manager	February 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® RETAIL ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Retail ETF1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Retail 25 Index (the “Retail Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.

(b)    "Other Expenses" have been restated to reflect current fees.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. To be initially eligible for the Retail Index, companies must generate at least 50% of their revenues from retail. Retail includes companies engaged primarily in retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers. Of the largest 50 stocks in the retail industry by full market capitalization, the top 25 by free-float market
____________
1Prior to September 1, 2021, the Fund's name was VanEck Vectors® Retail ETF.

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capitalization (i.e., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Retail Index. Such companies may include foreign companies that are listed on a U.S. exchange. As of [December 31, 2020], the Retail Index included 25 securities of companies with a market capitalization range of between approximately $[7.6] billion and $[1634.2] billion and a weighted average market capitalization of $[450.4] billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Retail Index by investing in a portfolio of securities that generally replicates the Retail Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Retail Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Retail Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Retail Index concentrates in an industry or group of industries. [As of September 30, 2020, the Fund was concentrated in the consumer discretionary and consumer staples sectors].
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Retail Companies. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the retail industry. Companies involved in retail may be affected by the performance of the domestic and international economy, interest rates, rates of inflation, exchange rates, competition, consumer confidence and reputational damage. The success of companies involved in retail depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail companies. Certain retail companies have historically been subject to significant seasonal and quarterly variations. The success of retail companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, and a retail company’s success can be tied to its ability to anticipate changing consumer tastes. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Certain business segments of retail companies are highly cyclical, which may cause the operating results of such companies to vary significantly. Retail companies may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights and may be liable for infringing the intellectual property rights of others. Changes in labor laws and other labor issues, such as increased labor costs, could adversely affect the financial performance of retail companies. If retail companies do not maintain the security of customer-related information, they could damage their reputations with customers, incur substantial costs and become subject to litigation, all of which could adversely affect the financial performance of such companies. The international operations of certain retail companies in expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes and other risks inherent to international business. Some retail companies are engaged in other lines of business unrelated to retail, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional retail activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Retail companies may also be exposed to online retail risk. Companies that operate in the online marketplace are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability and otherwise harm their businesses.

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Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in the Consumer Discretionary Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Consumer Staples Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. The consumer staples sector comprises companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food and beverages and producers of non-durable household goods and personal products. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Retail Index, may negatively affect the Fund’s ability to replicate the performance of the Retail Index.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Retail Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Retail Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Retail Index, or (to the extent the fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (as defined herein), which are not factored into the return of the Retail Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Retail Index. Errors in the

16

Retail Index data, the Retail Index computations and/or the construction of the Retail Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Retail Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to meet redemptions or pay expenses. Shareholders should understand that any gains from the Retail Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Retail Index provider's errors will be borne by the Fund and its shareholders. When the Retail Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Retail Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Retail Index provider or its agents may carry out additional ad hoc rebalances to the Retail Index. Therefore, errors and additional ad hoc rebalances carried out by the Retail Index provider or its agents to the Retail Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Retail Index, or invest in them in the exact proportions in which they are represented in the Retail Index. The Fund’s performance may also deviate from the return of the Retail Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Retail Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Retail Index is not based on fair value prices), the Fund’s ability to track the Retail Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Retail Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Retail Index. Changes to the composition of the Retail Index in connection with a rebalancing or reconstitution of the Retail Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Retail Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Retail Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Retail Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity

17

in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Retail Index is comprised of securities of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Retail Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
[TO BE UPDATED]

Best Quarter:	25.61%	2Q 2020
Worst Quarter:	-14.78%	4Q 2018
Average Annual Total Returns for the Periods Ended December 31, 2020
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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[TO BE UPDATED]

	Past One Year	Past Five Years	Since Inception (12/20/2011)
VanEck Retail ETF (return before taxes)	31.36%	16.47%	18.75%
VanEck Retail ETF (return after taxes on distributions)	31.16%	16.15%	18.37%
VanEck Retail ETF (return after taxes on distributions and sale of Fund Shares)	18.71%	13.25%	15.86%
MVIS US Listed Retail 25 Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	31.23%	16.32%	18.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.39%

See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	December 2011
Guo Hua (Jason) Jin	Portfolio Manager	February 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® SEMICONDUCTOR ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Semiconductor ETF1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Semiconductor 25 Index (the “Semiconductor Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.

(b)    "Other Expenses" have been restated to reflect current fees.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Semiconductor Index includes common stocks and depositary receipts of U.S. exchange-listed companies in the semiconductor industry. Such companies may include medium-capitalization companies and foreign companies that are listed on a U.S. exchange. To be initially eligible for the Semiconductor Index, companies must generate at least 50% of their revenues from semiconductors. Semiconductors include companies engaged primarily in the production of semiconductors and semiconductor
____________
1Prior to September 1, 2021, the Fund's name was VanEck Vectors® Semiconductor ETF.

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equipment. Of the largest 50 stocks in the semiconductor industry by full market capitalization, the top 25 by free-float market capitalization (i.e., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Semiconductor Index. As of [December 31, 2020], the Semiconductor Index included 25 securities of companies with a market capitalization range of between approximately $[10.8] billion and $[565.5 billion] and a weighted average market capitalization of $[117.1] billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Semiconductor Index by investing in a portfolio of securities that generally replicates the Semiconductor Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Semiconductor Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Semiconductor Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Semiconductor Index concentrates in an industry or group of industries. [As of September 30, 2020, the Fund was concentrated in the semiconductor industry.]
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in the Semiconductor Industry. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductor industry. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry. The Fund is subject to the risk that companies that are in the semiconductor industry may be similarly affected by particular economic or market events. As product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to rapid product obsolescence. Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. Moreover, they may be heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Some of the companies involved in the semiconductor industry are also engaged in other lines of business unrelated to the semiconductor business, and they may experience problems with these lines of business, which could adversely affect their operating results. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. Companies in the semiconductor industry also may be subject to competition from new market entrants. The stock prices of companies in the semiconductor industry have been and will likely continue to be extremely volatile compared to the overall market.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more

21

volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Foreign Currency Risk. Because all or a portion of the proceeds received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Semiconductor Index, may negatively affect the Fund’s ability to replicate the performance of the Semiconductor Index.
Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Semiconductor Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Semiconductor Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Semiconductor Index, or (to the extent the fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (as defined herein), which are not factored into the return of the Semiconductor Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Semiconductor Index. Errors in the Semiconductor Index data, the Semiconductor Index computations and/or the construction of the Semiconductor Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Semiconductor Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Semiconductor Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Semiconductor Index provider's errors will be borne by the Fund and its shareholders. When the Semiconductor Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Semiconductor Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to meet redemptions or pay expenses. Apart from scheduled rebalances, the Semiconductor Index provider or its agents may carry out additional ad hoc rebalances to the Semiconductor Index. Therefore, errors and

22

additional ad hoc rebalances carried out by the Semiconductor Index provider or its agents to the Semiconductor Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Semiconductor Index, or invest in them in the exact proportions in which they are represented in the Semiconductor Index. The Fund’s performance may also deviate from the return of the Semiconductor Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or underlying currencies based on fair value prices. To the extent the Fund calculates its net asset value NAV based on fair value prices and the value of the Semiconductor Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Semiconductor Index is not based on fair value prices), the Fund’s ability to track the Semiconductor Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Semiconductor Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Semiconductor Index. Changes to the composition of the Semiconductor Index in connection with a rebalancing or reconstitution of the Semiconductor Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Semiconductor Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Semiconductor Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Semiconductor Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

23

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Semiconductor Index is comprised of securities of a very limited number of issuers.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Semiconductor Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
[TO BE UPDATED]

Best Quarter:	30.65%	2Q 2020
Worst Quarter:	-17.27%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2020
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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[TO BE UPDATED]

	Past One Year	Past Five Years	Since Inception (12/20/2011)
VanEck Semiconductor ETF (return before taxes)	55.30%	34.21%	26.43%
VanEck Semiconductor ETF (return after taxes on distributions)	55.03%	33.69%	25.86%
VanEck Semiconductor ETF (return after taxes on distributions and sale of Fund Shares)	32.90%	28.58%	22.78%
MVIS US Listed Semiconductor 25 Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	55.24%	34.21%	26.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.39%

See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	December 2011
Guo Hua (Jason) Jin	Portfolio Manager	February 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of a Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Funds are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than NAV (i.e., a "premium") or less than NAV (i.e., a "discount").
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about each Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Adviser anticipates that, generally, each Fund will hold or gain exposure to all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from its Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUNDS
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information.
Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.

Risk of Investing in the Biotechnology Industry. (VanEck Biotech ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the biotechnology industry. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and development and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable and may not necessarily lead to commercially successful products. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Governmental regulation may delay or inhibit the release of new products. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the U.S. Food and Drug Administration (“FDA”) or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology industry is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology industry may also be subject to expenses and losses from expensive insurance costs due to the risk of product liability lawsuits, and extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the biotechnology industry may be adversely affected by government regulation and changes in reimbursement rates. Health care providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of health care related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there have been, and there will likely to continue to be, a number of federal and state proposals to implement similar controls.
A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology industry, especially those of smaller, less-seasoned

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companies, have been and will likely continue to be extremely volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Some of the companies in the biotechnology industry are engaged in other lines of business unrelated to biotechnology, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional biotechnology activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Certain companies in which a Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Risk of Investing in the Pharmaceutical Industry. (VanEck Pharmaceutical ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the pharmaceutical industry. The success of companies in the pharmaceutical industry is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. There can be no assurance that the steps taken by pharmaceutical companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies’ products. Pharmaceutical companies also rely on trade secrets, know-how and technology, which are not protected by patents, to maintain their competitive position. If any trade secret, know-how or other technology not protected by a patent were disclosed to, or independently developed by, a competitor, that company’s business and financial condition could be materially adversely affected.
The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products.
Pharmaceutical products are subject to approval of the FDA. The research, design, testing, manufacturing, labeling, marketing, distribution and advertising of pharmaceutical products are subject to extensive regulation by governmental authorities in the United States and other countries. The process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and may require extensive preclinical and clinical trials. There can be no assurance that the necessary approvals will be obtained or maintained. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the position of pharmaceutical companies. The pharmaceutical industry is also subject to laws and regulations governing the protection of the environment and occupational health and safety, including laws regulating air emissions, wastewater discharges, the management and disposal of hazardous materials and wastes, and the health and safety of employees. Failure to comply with applicable domestic and/or foreign requirements can result in civil and criminal fines or other enforcement actions, recall or seizure of products, total or partial suspension of production, withdrawal of existing product approvals or clearances, refusal to approve or clear new applications or notifications, increased quality control costs, criminal prosecution, other penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare, Medicaid and other government sponsored programs.
The pharmaceutical industry is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical industry may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims that are inherent in the development, manufacturing and marketing of human therapeutic products. Product liability claims could delay or prevent completion of companies’ clinical development programs as well as result in FDA investigations of the safety and effectiveness of companies’ products, manufacturing processes and facilities, and marketing programs.
Companies in the pharmaceutical industry may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations. Third party payors are increasingly challenging the price and cost-effectiveness of medical products. Significant

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uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.
The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile, in part due to the prevalence of merger and acquisition activity in the pharmaceutical industry. Some pharmaceutical companies are engaged in other lines of business unrelated to pharmaceuticals, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional pharmaceutical activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. Investing in non-U.S. issuers involves risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Risk of Investing in Retail Companies. (VanEck Retail ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the retail industry. Companies involved in retail may be affected by the performance of the domestic and international economy, interest rates, rates of inflation, exchange rates, competition, consumer confidence and reputational damage. The success of companies involved in retail depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail companies. Certain retail companies have historically been subject to significant seasonal and quarterly variations. The success of retail companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand and a retail company’s success can be tied to its ability to anticipate changing consumer tastes. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Certain business segments of retail companies are highly cyclical, which may cause the operating results of certain retail companies to vary significantly.
Retail companies may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems and purchase merchandise both directly from brand owners and indirectly from retailers and third party suppliers. Such companies may also be dependent upon suppliers for the products used for their own brand name merchandise. Reliance on third party suppliers subjects retail companies to risks of delivery delays, price increases and receipt of nonconforming or poor quality merchandise. Retail companies may be unable to protect their intellectual property rights and may be liable for infringing the intellectual property rights of others. Changes in labor laws and other labor issues, such as increased labor costs, could adversely affect the financial performance of retail companies. If retail companies do not maintain the security of customer-related information, they could damage their reputations with customers, incur substantial costs and become subject to litigation, all of which could adversely affect the financial performance of such companies. The international operations of certain retail companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes and other risks inherent to international business. Some of the companies in the Retail Index are engaged in other lines of business unrelated to retail, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional retail activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Retail companies may also be exposed to online retail risk. Companies that operate in the online marketplace are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of

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sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability and otherwise harm their businesses.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Risk of Investing in the Semiconductor Industry. (VanEck Semiconductor ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductor industry. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry. The Fund is subject to the risk that companies that are in the semiconductor industry may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in the semiconductor industry of the market to decrease. As product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. Additionally, semiconductor companies are vulnerable to wide fluctuations in securities prices due to rapid product obsolescence. Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. Reduced demand for end-user products, underutilization of manufacturing capacity, limited personnel, periods of production shortages, significant price erosion, a limited number of products, wide fluctuations in securities prices due to risks of rapid obsolescence of products, economic performance of the customers of semiconductor companies and other factors could adversely impact the operating results of companies in the semiconductor industry. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. In addition, their capital equipment could suffer from rapid obsolescence. Some of the companies involved in the semiconductor industry are also engaged in other lines of business unrelated to the semiconductor business, and they may experience problems with these lines of business, which could adversely affect their operating results. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs, tariffs and trade disputes and other risks inherent to international business. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. Companies in the semiconductor industry also may be subject to competition from new market entrants, both domestically and internationally, including competition from foreign competitors with lower production costs. The stock prices of companies in the semiconductor industry have been and will likely continue to be extremely volatile compared to the overall market.
Semiconductor manufacturing processes are highly complex, costly and potentially vulnerable to impurities and other disruptions that can significantly increase costs and delay product shipments to customers. Many semiconductor companies rely on a single supplier or a limited number of suppliers for the parts and raw materials used in their products, and if quality parts and materials are not delivered by the suppliers on a timely basis, these companies will not be able to manufacture and deliver their products on a timely schedule which could adversely affect their financial condition.
Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures for research and development in order to improve product performance and increase manufacturing yields. Semiconductor companies also may be subject to risks relating to research and development costs and the availability and price of components. Many semiconductor companies have created new technologies for the semiconductor sector and currently rely on a limited number of customers as purchasers of their products and services. Semiconductor companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. Inability to adequately protect proprietary rights may harm the competitive positions of many semiconductor companies. Additionally, semiconductor companies may be subject to claims of infringement of third party intellectual property rights, which could adversely affect their business. Many semiconductor companies are dependent on their ability to continue to attract and retain highly skilled technical and managerial personnel to develop and generate their business.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or

30

economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.
Risk of Investing in the Consumer Discretionary Sector. (VanEck Retail ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Consumer Staples Sector. (VanEck Retail ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. The consumer staples sector comprises companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food and beverages and producers of non-durable household goods and personal products. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Health Care Sector. (VanEck Biotech ETF and VanEck Pharmaceutical ETF only.) A Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.
Risk of Investing in Foreign Securities. (VanEck Pharmaceutical ETF and VanEck Semiconductor ETF only.) Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Each Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on a Fund’s investments. Because each Fund may invest in securities denominated in foreign currencies and some of the income received by each Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Funds’ return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.
Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and, therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent each Fund from repatriating its investments. Each Fund may also invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, each Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers and other protectionist or retaliatory measures. The United States and other nations or international organizations may impose economic sanctions or take other actions that may adversely affect issuers of specific countries. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. These sanctions, any future sanctions or other actions, or even the threat of future sanctions or other actions, may negatively affect the value and liquidity of the Fund.

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Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, may be indirectly subject to those risks.
Foreign Currency Risk. (VanEck Pharmaceutical ETF and VanEck Semiconductor ETF only.) Because a Fund’s assets that are invested in equity securities of issuers in foreign countries may be denominated in foreign currencies, the proceeds received by the Fund from these investments will generally be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain emerging market countries' currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on a Fund and its investments.
Risk of Investing in Depositary Receipts. A Fund may invest in depositary receipts (including ADRs) which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in a Fund’s Index, may negatively affect a Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts that are not included in a Fund’s Index may increase tracking error.
Risk of Investing in Small- and Medium-Capitalization Companies. A Fund may invest in small- and medium-capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.
Issuer-Specific Changes Risk. (VanEck Biotech ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.
Special Risk Considerations of Investing in European Issuers. (VanEck Pharmaceutical ETF only.) Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The EMU of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of other EU countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms

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governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK's post-transition framework.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Special Risk Considerations of Investing in United Kingdom Issuers. (VanEck Pharmaceutical ETF only.) Investments in securities of UK issuers, including issuers located outside of the UK that generate significant revenues from the UK, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Investments in UK issuers may subject a Fund to regulatory, political, currency, security and economic risks specific to the UK. The British economy relies heavily on the export of financials to the United States and other European countries. A prolonged slowdown in the financials sector may have a negative impact on the British economy. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The British economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the recent financial crisis.
In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK's post-transition framework.
Special Risk Considerations of Investing in Taiwanese Issuers. (VanEck Semiconductor ETF only.) Investments in securities of Taiwanese issuers, including issuers located outside of Taiwan that generate significant revenues from Taiwan, involve risks and special considerations not typically associated with investments in the U.S. securities markets. To the extent the Fund continues to invest in securities issued by Taiwanese issuers, the Fund may be subject to the risk of investing in such issuers. Investments in Taiwanese issuers may subject the Fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy.
Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.
Market Risk. The prices of the securities in the Funds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment in the Funds may lose money.
Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, each Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index or

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(to the extent a Fund effects creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of each Fund's Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Index. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.There is no assurance that the Index Providers (defined herein) or any agents that may act on their behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to an Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to the Index Provider's or others’ errors will be kept by the applicable Fund and its shareholders and any losses resulting from an Index Providers’ or others’ errors will be borne by the applicable Fund and its shareholders. When a Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its respective Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses and (to the extent creations and redemptions are effected in cash) to meet redemptions. In addition, a Fund may not be able to invest in certain securities and/or other assets included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain Exchange listing standards, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). A lack of liquidity may be due to various events, including market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect a Fund's performance. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. Certain Funds may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index. Certain Funds may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, a Fund’s ability to match the return of its respective Index will be affected.
Certain Funds may fair value certain of the securities, underlying currencies and/or other assets it holds, except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund that invests in bonds or equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain

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the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause a Fund’s Index Provider to postpone a scheduled rebalance or reconstitution, which could cause a Fund’s Index to vary from its normal or expected composition.This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. The Distributor (defined herein), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of an Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on an Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the an Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than an Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Funds.

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When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on a Fund’s trading volume and market liquidity and may increase if a Fund’s trading volume, the spread of a Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. Each Fund is a separate investment portfolio of VanEck ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. Certain Funds may be particularly vulnerable to this risk because their respective Index is comprised of securities of a limited number of companies.
Concentration Risk. Each Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and/or certain derivatives, which the Adviser believes will help a Fund track its Index. Depositary receipts not included in an Index may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. None of the Funds employs a temporary defensive strategy to protect against potential stock market declines.
BORROWING MONEY
Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered or intends to enter into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain such Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of such Fund’s investments.
LENDING PORTFOLIO SECURITIES
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Funds’ bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Each Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for a Fund. Substitute payments for dividends received by a Fund for securities loaned out by a Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.

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Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and a Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In October 2020, the Securities and Exchange Commission (the "SEC") adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit a fund's securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period.
Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Funds’ Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an Exchange and may, therefore, have a material effect on the market price of the Shares.

TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Funds have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

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PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to each Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. As of December 31, 2020, the Adviser managed approximately $68.11 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s annual report for the period ended September 30, 2021.
Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Funds including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Funds, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.35% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least February 1, 2023 with respect to each Fund.
Prior to October 1, 2021, for the services provided to each Fund under the Investment Management Agreement, each Fund paid the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.35%.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Funds' assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the "Distributor"). The Distributor will not distribute Shares in less than a specified number of Shares, each called a "Creation Unit," and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

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PORTFOLIO MANAGERS
The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Peter H. Liao, CFA and Guo Hua (Jason) Jin. Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics. Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund,if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s respective Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) may be disseminated throughout each trading day by an Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations

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based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Funds are listed on an Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.
Each Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.
The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the an Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the an Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses

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whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gain.
Net investment income, if any, is typically distributed to shareholders quarterly for VanEck Pharmaceutical ETF. Net investment income, if any, is typically distributed to shareholders at least annually for all other Funds while net realized capital gains, if any, are also typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where a Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, at least annually (except for VanEck Pharmaceutical ETF, which expects to distribute net investment income, if any, at least quarterly), and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
The Funds may receive dividends, the distribution of which a Fund may report as qualified dividends. In the event that a Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. There can be no assurance that any significant portion of a Fund’s distributions will be eligible for qualified dividend treatment.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.
If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.
Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

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Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions a Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Funds to Non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Funds from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Funds' “qualified net interest income” (generally, the Funds' U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Funds' “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Funds' long-term capital loss for such taxable year). However, depending on its circumstances, the Funds may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a Non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer

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identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
A Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

INDEX PROVIDERS
The Biotech Index, Pharmaceutical Index, Retail Index and Semiconductor Index are published by MV Index Solutions GmbH (“MVIS”), which is an indirectly wholly owned subsidiary of the Adviser.
MVIS does not sponsor, endorse, or promote the Funds and bears no liability with respect to the Funds or any security.

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MVIS US LISTED BIOTECH 25 INDEX
The Biotech Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the biotech industry. Biotechnology includes research (including research contractors), development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies).
To be initially eligible for the Biotech Index, (i) companies must generate at least 50% of their revenues from biotechnology (as defined above) and (ii) stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. The Biotech Index includes common stocks and depositary receipts of U.S.-listed companies that meet the eligibility requirements described above.
The Biotech Index is the exclusive property of MVIS, which has contracted with Solactive AG to maintain and calculate the Biotech Index. Solactive AG uses its best efforts to ensure that the Biotech Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Biotech Index to third parties. VanEck Biotech ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Biotech ETF.
The Biotech Index is reconstituted semi-annually and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Biotech Index or the implementation of certain rules at its sole discretion.

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MVIS US LISTED PHARMACEUTICAL 25 INDEX
The Pharmaceutical Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the pharmaceutical industry. Pharmaceuticals include companies engaged primarily in research (including research contractors) and development as well as production, marketing and sales of pharmaceuticals (excluding pharmacies).
To be initially eligible for the Pharmaceutical Index, (i) companies must generate at least 50% of their revenues from pharmaceuticals (as defined above) and (ii) stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. The Pharmaceutical Index includes common stocks and depositary receipts of U.S.-listed companies that meet the eligibility requirements described above.
The Pharmaceutical Index is the exclusive property of MVIS, which has contracted with Solactive AG to maintain and calculate the Pharmaceutical Index. Solactive AG uses its best efforts to ensure that the Pharmaceutical Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Pharmaceutical Index to third parties. VanEck Pharmaceutical ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Pharmaceutical ETF.
The Pharmaceutical Index is reconstituted semi-annually and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Pharmaceutical Index or the implementation of certain rules at its sole discretion.

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MVIS US LISTED RETAIL 25 INDEX
The Retail Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the retail industry. Retail includes companies engaged primarily in retail distribution; wholesalers; online, direct mail retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.
To be initially eligible for the Retail Index, (i) companies must generate at least 50% of their revenues from retail (as defined above) and (ii) stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. The Retail Index includes common stocks and depositary receipts of U.S.-listed companies that meet the eligibility requirements described above.
The Retail Index is the exclusive property of MVIS, which has contracted with Solactive AG to maintain and calculate the Retail Index. Solactive AG uses its best efforts to ensure that the Retail Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Retail Index to third parties. VanEck Retail ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Retail ETF.
The Retail Index is reconstituted semi-annually and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Retail Index or the implementation of certain rules at its sole discretion.

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MVIS US LISTED SEMICONDUCTOR 25 INDEX
The Semiconductor Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the semiconductor industry. Semiconductors include companies engaged primarily in the production of semiconductors and semiconductor equipment.
To be initially eligible for the Semiconductor Index, (i) companies must generate at least 50% of their revenues from semiconductors (as defined above) and (ii) stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. The Semiconductor Index includes common stocks and depositary receipts of U.S.-listed companies that meet the eligibility requirements described above.
The Semiconductor Index is the exclusive property of MVIS, which has contracted with Solactive AG to maintain and calculate the Semiconductor Index. Solactive AG uses its best efforts to ensure that the Semiconductor Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Semiconductor Index to third parties. VanEck Semiconductor ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Semiconductor ETF.
The Semiconductor Index is reconstituted semi-annually and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Semiconductor Index or the implementation of certain rules at its sole discretion.

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LICENSE AGREEMENTS AND DISCLAIMERS
The Adviser has entered into a licensing agreement with MVIS to use each of the Biotech Index, Pharmaceutical Index, Retail Index and Semiconductor Index (each an "MVIS Index," and together, the "MVIS Indices"). The Index Provider is a wholly owned subsidiary of the Adviser. Each of VanEck Biotech ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF (each an "MVIS Index ETF," and together, the "MVIS Index ETFs") is entitled to use its Index pursuant to a sublicensing arrangement with the Adviser.
Shares of the MVIS Index ETFs are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of the Shares of the MVIS Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MVIS Index ETFs particularly or the ability of the MVIS Indices to track the performance of its respective securities markets. Each of the MVIS Indices is determined and composed by MVIS without regard to the Adviser or the Shares of the MVIS Index ETFs. MVIS has no obligation to take the needs of the Adviser or the owners of the Shares of the MVIS Index ETFs into consideration in determining or composing the respective Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MVIS Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MVIS Index ETFs are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MVIS Index ETFs.
The MVIS Indices are the exclusive property of MVIS, which has contracted with Solactive AG to maintain and calculate the MVIS Indices. Solactive AG uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards the MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instrument.
Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Indices and/or its trade mark or its price at any time or in any other respect. The MVIS Indices are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the MVIS Index ETFs. Neither publication of the MVIS Indices by Solactive AG nor the licensing of the MVIS Indices or its trade mark for the purpose of use in connection with the MVIS Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MVIS Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MVIS Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MVIS Index ETFs.
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MVIS INDICES OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MVIS INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MVIS INDICES, OR MVIS INDEX ETFS OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MVIS INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The S&P 500® Index included in certain Funds’ performance tables is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF EACH INDEX OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR

48

GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

49

FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.
[TO BE UPDATED]

50

For a share outstanding throughout each year:

[TO BE UPDATED]

51

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an Exchange is satisfied by the fact that the prospectus is available at an Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an Exchange.
In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order or SEC regulations, including that such investment companies enter into an agreement with the Funds.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Funds, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Funds. [ ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

52

ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the Distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Funds’ SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

53

For more detailed information about the Funds, see the SAI dated [ ], as may be supplemented from time to time. Additional information about each of the Funds’ investments is or will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
INDUSPRO

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion
Preliminary Prospectus dated November 12, 2021

PROSPECTUS [ ], 2021
VANECK®
Morningstar Durable Dividend ETF    DURA®

Principal U.S. Listing Exchange for DURA: Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333 vaneck.com

VANECK MORNINGSTAR DURABLE DIVIDEND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Morningstar Durable Dividend ETF1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Dividend Valuation IndexSM (the “US Dividend Valuation Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.29%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(a)	0.29%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.

(b)    "Other Expenses" have been restated to reflect current fees.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$30
3	$93
5	$163
10	$368

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The US Dividend Valuation Index is comprised of securities of companies with a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation. Companies are selected by Morningstar, Inc. (“Morningstar” or the “Index Provider”) from the universe of companies represented in the Morningstar® US Market IndexSM (the “Parent Index”), a broad market index representing 97% of U.S. market capitalization that meet certain trading frequency, exchange listing and liquidity requirements.
1 Prior to September 1, 2021, the Fund's name was VanEck Vectors Morningstar Durable Dividend ETF.

VANECK MORNINGSTAR DURABLE DIVIDEND ETF
The US Dividend Valuation Index targets a select group of eligible securities from the Parent Index that rank in: (i) the top 50% as measured by trailing twelve month dividend yield; (ii) the top 50% of their peer group (there are two peer groups: companies that belong to the financials sector of Morningstar and the rest of the eligible universe) as measured by its distance to default score; and (iii) the top 70% of Morningstar’s star score metric. An eligible security must meet each of these three independent criteria to qualify for inclusion in the US Dividend Valuation Index. Distance to default score is a measure of the financial stability of a company as determined by recent market data and financial accounting reports. Morningstar’s star score metric represents uncertainty-adjusted security valuation, which reflects the relationship between a company’s market price and its fair value (as determined by Morningstar’s standardized, proprietary valuation model).
As of [December 31, 2020], the US Dividend Valuation Index included 53 securities of companies with a full market capitalization range of between approximately $[2.8] billion and $[414.3] billion and a weighted average full market capitalization of $[142.3] billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The US Dividend Valuation Index is reconstituted and rebalanced semi-annually.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the US Dividend Valuation Index by investing in a portfolio of securities that generally replicates the US Dividend Valuation Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the US Dividend Valuation Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the US Dividend Valuation Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the US Dividend Valuation Index concentrates in an industry or group of industries. [As of September 30, 2020, the Fund was concentrated in the health care sector and each of the consumer staples, industrials and utilities sectors represented a significant portion of the Fund.]
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the US Dividend Valuation Index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance.
Dividend Paying Securities Risk. There can also be no assurance that securities that pay dividends will continue to have a high dividend yield, strong financial health or attractive valuation for any period of time. Securities that pay dividends, as a group, may be out of favor with the market and may underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company’s dividend payments may adversely affect the Fund.
Risk of Investing in the Consumer Staples Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. The consumer staples sector comprises companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food and beverages and producers of non-durable household goods and personal products. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Health Care Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies

VANECK MORNINGSTAR DURABLE DIVIDEND ETF
and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Risk of Investing in the Utilities Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.
Risk of Investing in Medium-Capitalization Companies. The Fund may invest in medium-capitalization companies and, therefore will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account.
Index Tracking Risk. The Fund’s return may not match the return of the US Dividend Valuation Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the US Dividend Valuation Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the US Dividend Valuation Index or (to the extent the fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (as defined herein), which are not factored into the return of the US Dividend Valuation Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the US Dividend Valuation Index. Errors in the US Dividend Valuation Index data, the US Dividend Valuation Index computations and/or the construction of the US Dividend Valuation Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the US Dividend Valuation Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the US Dividend Valuation Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the US Dividend Valuation Index provider's errors will be borne by the Fund and its shareholders. When the US Dividend Valuation Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the US Dividend Valuation Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to meet redemptions or pay expenses. Apart from scheduled rebalances, the US Dividend Valuation Index provider or its agents may carry out additional ad hoc rebalances to the US Dividend Valuation Index in order, for example, to correct an error in the selection of index constituents. Therefore, errors and additional ad hoc rebalances carried out by the US Dividend Valuation Index provider or its agents to the US Dividend Valuation Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the US Dividend Valuation Index, or invest in them in the exact proportions in which they are represented in the US Dividend Valuation Index. The Fund’s performance may also deviate from the

VANECK MORNINGSTAR DURABLE DIVIDEND ETF
return of the US Dividend Valuation Index, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the US Dividend Valuation Index is based on securities’ closing prices on local foreign markets (i.e., the value of the US Dividend Valuation Index is not based on fair value prices), the Fund’s ability to track the US Dividend Valuation Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the US Dividend Valuation Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the US Dividend Valuation Index. Changes to the composition of the US Dividend Valuation Index in connection with a rebalancing or reconstitution of the US Dividend Valuation Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the US Dividend Valuation Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the US Dividend Valuation Index provider to postpone a scheduled rebalance or reconstitution, which could cause the US Dividend Valuation Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

VANECK MORNINGSTAR DURABLE DIVIDEND ETF
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the US Dividend Valuation Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund may be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
[TO BE UPDATED]

Best Quarter:	12.28%	1Q 2019
Worst Quarter:	-19.90%	1Q 2020

Average Annual Total Returns for the Periods Ended December 31, 2020
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[TO BE UPDATED]

	Past One Year	Since Inception (10/30/18)
VanEck Morningstar Durable Dividend ETF (return before taxes)	0.43%	9.15%
VanEck Morningstar Durable Dividend ETF (return after taxes on distributions)	-0.62%	8.27%
VanEck Morningstar Durable Dividend ETF (return after taxes on distributions and sale of Fund Shares)	0.81%	6.90%
Morningstar® US Dividend Valuation IndexSM (reflects no deduction for fees, expenses or taxes)	0.23%	9.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	19.08%

VANECK MORNINGSTAR DURABLE DIVIDEND ETF
See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	October 2018
Guo Hua (Jason) Jin	Portfolio Manager	October 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or a dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Adviser anticipates that, generally, the Fund will hold or gain exposure to all of the securities that track and/or comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. The Fund may sell securities that are represented in its Index in anticipation of their removal from its Index or purchase securities not represented in its Index in anticipation of their addition to such Index. The Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in the Fund’s index may cause the value of its securities to decline.
Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the Fund’s index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance. There can also be no assurance that wide or narrow moat companies will have sustainable competitive advantages for any period of time. Competitive advantages for wide and narrow moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.
Risk of Investing in the Health Care Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.
Risk of Investing in the Consumer Staples Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. The consumer staples sector comprises companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food and beverages and producers of

10

non-durable household goods and personal products. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Risk of Investing in the Utilities Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Risk of Investing in Medium-Capitalization Companies. The Fund may invest in medium-capitalization companies and, therefore, may be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.
Dividend Paying Securities Risk. There can also be no assurance that securities that pay dividends will continue to have a high dividend yield, strong financial health or attractive valuation for any period of time. Securities that pay dividends, as a group, may be out of favor with the market and may underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company’s dividend payments may adversely affect the Fund.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. Additionally, the sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Index Tracking Risk. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index or (to the extent the Fund effects creations and redemptions in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of its Index. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its US Dividend Valuation Index. There is no assurance that the Index Provider or any agents that may act on their behalf will compile the US Dividend Valuation Index accurately, or that the US Dividend Valuation Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the US Dividend Valuation Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the US Dividend Valuation Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. When the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times, either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, the Fund may not invest in certain securities and/or other assets included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations, imposed by the governments of certain countries, certain Exchange listing standards, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). A lack of liquidity may be due to various events, including market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) or repatriation, may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.
The Fund may accept cash in connection with a purchase of Creation Units or effect its redemptions in cash rather than in-kind and, as a result, the Fund’s ability to match the return of the Index will be affected.
The Fund may fair value certain of the foreign securities and/or underlying currencies or other assets it holds, except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the US Dividend Valuation Index, the Fund’s ability to track the US Dividend Valuation Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts or other derivative instruments that are not included in the Fund’s Index, its return may not correlate as well with the returns of the US Dividend Valuation Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of its Index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of the Fund’s Index in connection with a rebalancing or reconstitution of the US Dividend Valuation Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any Fund that invests in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause the Fund's Index Provider to postpone a scheduled rebalance or reconstitution, which could cause the Fund's Index to vary from its normal or expected composition. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with the Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. In addition, because certain of the Fund’s underlying securities trade on exchanges that are closed when the Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. The Fund is a separate investment portfolio of VanEck ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the US Dividend Valuation Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may invest in securities not included in the US Dividend Valuation Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and/or certain derivatives, which the Adviser believes will help the Fund track the US Dividend Valuation Index. Depositary receipts not included in the US Dividend Valuation Index may be used by the Fund in seeking performance that corresponds to the US Dividend Valuation Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered or intends to enter into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain such Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of the investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In October 2020, the Securities and Exchange Commission (the "SEC") adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit a fund's securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period.
The Fund will not use derivatives for purposes of meeting the requirement that the Fund invest at least 80% of its total assets in securities that comprise the US Dividend Valuation Index. Derivatives included in the remaining 20% of the Fund’s total assets will only be used to track the US Dividend Valuation Index.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.

TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of December 31, 2020, the Adviser managed approximately $68.11 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s annual report for the period ended September 30, 2021.
Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Fund including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Fund, it has agreed to pay the Adviser an annual unitary management fee equal to 0.29% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least February 1, 2023 with respect to the Fund.
Prior to October 1, 2021, for the services provided to the Fund under the Investment Management Agreement, the Fund paid the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.29%.
Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the "Distributor"). The Distributor will not distribute Shares in less than a specified number of Shares, each called a "Creation Unit," and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Peter H. Liao, CFA and Guo Hua (Jason) Jin. Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics. Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Fund's SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Fund's Shares in the secondary market generally differ from the Fund's daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund's Shares (“IIV”) may be disseminated throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund's SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board of Trustees considered the nature of the Fund (i.e., a fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund's best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”
Net investment income, if any, is typically distributed to shareholders at least annually and net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least quarterly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. There can be no assurance that any significant portion of the Fund’s distributions will be eligible for qualified dividend treatment.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.
If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.
Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Fund to Non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a Non-U.S. shareholder upon a sale of Shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. shareholder's disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

INDEX PROVIDERS
The US Dividend Valuation Index is published by Morningstar. The Morningstar® name and logo are registered trademarks of Morningstar. Morningstar® US Dividend Valuation IndexSM is a service mark of Morningstar.
Morningstar does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

MORNINGSTAR® US DIVIDEND VALUATION INDEXSM
The US Dividend Valuation Index is a rules-based index intended to offer exposure to companies that Morningstar determines have a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation. Companies are selected by Morningstar from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization that meet certain trading frequency, exchange listing and liquidity requirements. The US Dividend Valuation Index targets a select group of eligible securities that rank: (i) in the top 50% as measured by trailing twelve month dividend yield; (ii) the top 50% of their peer group (there are two peer groups: companies that belong to the financials sector of Morningstar and the rest of the eligible universe) as measured by its distance to default score; and (iii) the top 70% of Morningstar’s star score metric. An eligible security must meet each of these three independent criteria to qualify for inclusion in the US Dividend Valuation Index.
Morningstar’s star score metric represents uncertainty-adjusted security valuation, which reflects the relationship between a company’s market price and its fair value (as determined by Morningstar’s standardized, proprietary valuation model). Morningstar’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. Morningstar’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments. A company’s fair value is used in combination with Morningstar’s equity research team’s uncertainty rating to assign a star score.
Distance to default score is a measure of the financial stability of a company as determined by recent market data and financial accounting reports. Morningstar’s distance to default metric is a structural or contingent claim model that takes advantage of both market information and accounting financial information to determine the expectation that default will occur. Morningstar defines two distance to default peer groups when constructing the US Dividend Valuation Index, companies that belong to Morningstar’s financials sector and the rest of the eligible universe.
A buffer rule is applied to the current US Dividend Valuation Index constituents. A margin of 3% is applied to each selection criteria to reduce US Dividend Valuation Index turnover and is applied to a security for a maximum of one consecutive reconstitution. If a current US Dividend Valuation Index constituent is ranked between 50% and 53% by dividend yield, 50% and 53% by distance to default, or 70% to 73% by star score, and any such buffering clause did not apply to that security at the previous reconstitution, the constituent will remain in the US Dividend Valuation Index.
The US Dividend Valuation Index is reconstituted and rebalanced semi-annually and implemented after the close of business on the third Friday of March and September. All reconstitution and rebalancing adjustments are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the immediately following business day.
Reconstitution and rebalancing data, including constituent weights and related information, is posted on Morningstar’s website at the end of each semi-annual quarter-end month. Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.
Morningstar may delay or change a scheduled rebalancing or reconstitution of the US Dividend Valuation Index or the implementation of certain rules at its sole discretion.

LICENSE AGREEMENT AND DISCLAIMERS
The Adviser has entered into a licensing agreement with Morningstar to use the US Dividend Valuation Index. The Fund is entitled to use the US Dividend Valuation Index pursuant to its sub-licensing arrangement with the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the US Dividend Valuation Index to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the US Dividend Valuation Index, which is determined, composed and calculated by Morningstar without regard to the Adviser or the Fund. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the US Dividend Valuation Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE US DIVIDEND VALUATION INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE US DIVIDEND VALUATION INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE US DIVIDEND VALUATION INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

25

FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
[TO BE UPDATED]

For a share outstanding throughout each period:
[To be Updated]

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order or SEC regulations, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. [ ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The Fund's Registration Statement, including this Prospectus, the Fund's SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund's investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the Distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund’s SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

For more detailed information about the Fund, see the SAI dated [ ], as may be supplemented from time to time. Additional information about the Fund’s investments is, or will be, available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
STRATPRO

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated November 12, 2021

VANECK ETF TRUST
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and together, the “Prospectuses”) of each fund (each, a “Fund” and together, the “Funds”) listed below for the VanEck® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date

Statement of Additional Information [ ]
Biotech ETF	The NASDAQ Stock Market LLC	BBH	September 30th	February 1st
Energy Income ETF	NYSE Arca, Inc.	EINCTM	September 30th	February 1st
Environmental Services ETF	NYSE Arca, Inc.	EVX®	September 30th	February 1st
Gaming ETF	The NASDAQ Stock Market LLC	BJK®	September 30th	February 1st
Inflation Allocation ETF	NYSE Arca, Inc.	RAAX®	September 30th	February 1st
Long/Flat Trend ETF	NYSE Arca, Inc.	LFEQ®	September 30th	February 1st
Morningstar Durable Dividend ETF	Cboe BZX Exchange, Inc.	DURA®	September 30th	February 1st
Morningstar Global Wide Moat ETF	Cboe BZX Exchange, Inc.	GOAT™	September 30th	February 1st
Morningstar International Moat ETF	Cboe BZX Exchange, Inc.	MOTI®	September 30th	February 1st
Morningstar Wide Moat ETF	Cboe BZX Exchange, Inc.	MOAT®	September 30th	February 1st
Pharmaceutical ETF	The NASDAQ Stock Market LLC	PPH®	September 30th	February 1st
Retail ETF	The NASDAQ Stock Market LLC	RTH®	September 30th	February 1st
Semiconductor ETF	The NASDAQ Stock Market LLC	SMH®	September 30th	February 1st
Video Gaming and eSports ETF	The NASDAQ Stock Market LLC	ESPO®	September 30th	February 1st
Statement of Additional Information May 1, 2021, as revised on June 1, 2021, August 24, 2021, September 1, 2021, October 1, 2021, October 27, 2021, November 3, 2021 and [ ]
Africa Index ETF	NYSE Arca, Inc.	AFK®	December 31st	May 1st
Agribusiness ETF	NYSE Arca, Inc.	MOO®	December 31st	May 1st
Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF®	December 31st	May 1st
ChinaAMC SME-ChiNext ETF	NYSE Arca, Inc.	CNXT	December 31st	May 1st
China Growth Leaders ETF	NYSE Arca, Inc.	GLCN	December 31st	May 1st
Egypt Index ETF	NYSE Arca, Inc.	EGPT®	December 31st	May 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Gold Miners ETF	NYSE Arca, Inc.	GDX®	December 31st	May 1st
India Growth Leaders ETF	NYSE Arca, Inc.	GLIN	December 31st	May 1st
Indonesia Index ETF	NYSE Arca, Inc.	IDX®	December 31st	May 1st
Israel ETF	NYSE Arca, Inc.	ISRA™	December 31st	May 1st
Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®	December 31st	May 1st
Low Carbon Energy ETF	NYSE Arca, Inc.	SMOG™	December 31st	May 1st
Natural Resources ETF	NYSE Arca, Inc.	HAP®	December 31st	May 1st
Oil Refiners ETF	NYSE Arca, Inc.	CRAK®	December 31st	May 1st
Oil Services ETF	NYSE Arca, Inc.	OIH®	December 31st	May 1st
Rare Earth/Strategic Metals ETF	NYSE Arca, Inc.	REMX®	December 31st	May 1st
Russia ETF	Cboe BZX Exchange, Inc.	RSX®	December 31st	May 1st
Russia Small-Cap ETF	Cboe BZX Exchange, Inc.	RSXJ®	December 31st	May 1st
Steel ETF	NYSE Arca, Inc.	SLX®	December 31st	May 1st
Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR®	December 31st	May 1st
Vietnam ETF	Cboe BZX Exchange, Inc.	VNM®	December 31st	May 1st
Statement of Additional Information September 1, 2021, October 1, 2021, October 27, 2021, November 3, 2021 and [ ]
BDC Income ETF	NYSE Arca, Inc.	BIZD®	April 30th	September 1st
CEF Muni Income ETF	Cboe BZX Exchange, Inc.	XMPT®	April 30th	September 1st
China Bond ETF	NYSE Arca, Inc.	CBON	April 30th	September 1st
Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®	April 30th	September 1st
Fallen Angel High Yield Bond ETF	The NASDAQ Stock Market LLC	ANGL®	April 30th	September 1st
Green Bond ETF	NYSE Arca, Inc.	GRNB®	April 30th	September 1st
High Yield Muni ETF	Cboe BZX Exchange, Inc.	HYD®	April 30th	September 1st
Intermediate Muni ETF	Cboe BZX Exchange, Inc.	ITM®	April 30th	September 1st
International High Yield Bond ETF	NYSE Arca, Inc.	IHY®	April 30th	September 1st
Investment Grade Floating Rate ETF	NYSE Arca, Inc.	FLTR®	April 30th	September 1st
J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®	April 30th	September 1st
Long Muni ETF	Cboe BZX Exchange, Inc.	MLN®	April 30th	September 1st
Moody's Analytics BBB Corporate Bond ETF	Cboe BZX Exchange, Inc.	MBBB	April 30th	September 1st
Moody's Analytics IG Corporate Bond ETF	Cboe BZX Exchange, Inc.	MIG	April 30th	September 1st
Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®	April 30th	September 1st
Muni Allocation ETF	Cboe BZX Exchange, Inc.	MAAX™	April 30th	September 1st
Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®	April 30th	September 1st
Short High Yield Muni ETF	Cboe BZX Exchange, Inc.	SHYD®	April 30th	September 1st
Short Muni ETF	Cboe BZX Exchange, Inc.	SMB®	April 30th	September 1st
Statement of Additional Information
February 25, 2021, as revised on April 9, 2021, April 26, 2021, May 1, 2021, June 1, 2021, August 24, 2021, September 1, 2021, October 1, 2021, October 27, 2021, November 3, 2021 and [ ]
Social Sentiment ETF	NYSE Arca, Inc.	BUZZ	September 30th	February 25th

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Statement of Additional Information
April 9, 2021, as revised on April 26, 2021, May 1, 2021, June 1, 2021, August 24, 2021, September 1, 2021, October 1, 2021, October 27, 2021, November 3, 2021, and [ ]
Digital Transformation ETF	The NASDAQ Stock Market LLC	DAPP	September 30th	April 9th
Statement of Additional Information August 24, 2021, as revised on September 1, 2021, October 1, 2021, October 27, 2021, November 3, 2021 and [ ]
HIP Sustainable Muni ETF	Cboe BZX Exchange, Inc.	SMI	April 30th	August 24th
Statement of Additional Information October 1, 2021, as revised on October 27, 2021, November 3, 2021 and [ ]
Morningstar ESG Moat ETF	Cboe BZX Exchange, Inc.	MOTE	September 30th	October 1st
Statement of Additional Information October 27, 2021, as revised on November 3, 2021 and [ ]
Bitcoin Strategy ETF[1]	Cboe BZX Exchange, Inc.	XBTF	December 31st	October 27th
Statement of Additional Information November 3, 2021 and [ ]
Green Metals ETF[1]	NYSE Arca, Inc.	GMET	December 31st	November 3rd
* Certain information provided in this SAI is indicated to be as of the end of a Fund’s last fiscal year or during a Fund’s last fiscal year. The term “last fiscal year” means the most recently completed fiscal year for each Fund. Effective on September 9, 2020, the fiscal year end of the Energy Income ETF was changed from November 30th to September 30th.
1 [VanEck Bitcoin Strategy ETF and VanEck Green Metals ETF have not commenced operations as of the date of this SAI.]

A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited and unaudited financial statements, including the financial highlights, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into the section of this SAI entitled "Financial Statements." No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI.

TABLE OF CONTENTS

Page
GENERAL DESCRIPTION OF THE TRUST	1
Creation and Redemption Features	3
INVESTMENT POLICIES AND RESTRICTIONS	5
General	5
Municipal Securities	5
Repurchase Agreements	6
Futures Contracts and Options	6
Swaps	8
SEC Regulatory Changes	9
Warrants and Subscription Rights	10
Currency Forwards	10
Convertible Securities	10
Market Risk	10
Floating Rate LIBOR Risk	11
Structured Notes	12
Participation Notes	12
SEBI Takeover Regulations	14
Future Developments	14
Investment Restrictions	15
Indian Investment Restrictions	19
SPECIAL CONSIDERATIONS AND RISKS	20
General	20
Specific Risks Applicable to the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF	22
Tax Risks	24
U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts	25
Concentration Considerations	26
Cyber Security	26
Securities Lending	26
Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)	27
Risks Relating to VanEck India Growth Leaders ETF	27
RQFII Program Risk (the China Funds only)	28
PRC Custodian Risks	29
Stock Connect Program Risks (VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth/Strategic Metals ETF Only)	30
Risk of Investing through the CIBM Direct Access Program (VanEck China Bond ETF only)	31
Bond Connect Risks (VanEck China Bond ETF only)	32
Specific Risks Applicable to VanEck Bitcoin Strategy ETF	33
Specific Risks Applicable to VanEck Inflation Allocation ETF	34
EXCHANGE LISTING AND TRADING	38
BOARD OF TRUSTEES OF THE TRUST	38
Trustees and Officers of the Trust	38
Independent Trustees	40
Interested Trustee	41
Officer Information	41
i

ii

iii

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of [60] investment portfolios. This SAI relates to all Funds of the Trust as set forth on the cover page. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”
Each Fund that is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to meet certain diversification requirements under the 1940 Act. Each Fund that is classified as a “non-diversified” fund under the 1940 Act may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The following chart indicates the diversification classification for each Fund:

Fund	Classification as Diversified or Non-Diversified

Municipal ETFs
CEF Muni Income ETF*	Diversified
High Yield Muni ETF	Diversified
HIP Sustainable Muni ETF	Non-Diversified
Intermediate Muni ETF	Diversified
Long Muni ETF	Diversified
Muni Allocation ETF	Non-Diversified
Short High Yield Muni ETF	Diversified
Short Muni ETF	Diversified
Equity/Fixed Income ETFs
BDC Income ETF	Diversified
China Bond ETF	Non-Diversified
Emerging Markets High Yield Bond ETF	Diversified
Fallen Angel High Yield Bond ETF*	Diversified
Green Bond ETF	Non-Diversified
International High Yield Bond ETF	Diversified
Investment Grade Floating Rate ETF	Non-Diversified
J.P. Morgan EM Local Currency Bond ETF	Non-Diversified
Moody's Analytics BBB Corporate Bond ETF	Non-Diversified
Moody's Analytics IG Corporate Bond ETF	Non-Diversified
Morningstar Durable Dividend ETF	Non-Diversified
Mortgage REIT Income ETF	Non-Diversified
Preferred Securities ex Financials ETF	Non-Diversified
Energy Income/Industry/Strategic Equity/Guided Allocation ETFs
Biotech ETF	Non-Diversified
Digital Transformation ETF	Non-Diversified
Energy Income ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Inflation Allocation ETF	Non-Diversified
Long/Flat Trend ETF*	Diversified
Morningstar ESG Moat ETF	Non-Diversified
Morningstar Global Wide Moat ETF	Non-Diversified
Morningstar International Moat ETF*	Diversified

Fund	Classification as Diversified or Non-Diversified
Morningstar Wide Moat ETF*	Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Social Sentiment ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified
Bitcoin Strategy/Hard Assets ETFs
Agribusiness ETF	Non-Diversified
Bitcoin Strategy ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Green Metals ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified
Country/Regional ETFs
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
ChinaAMC SME-ChiNext ETF*	Diversified
China Growth Leaders ETF*	Diversified
Egypt Index ETF	Non-Diversified
India Growth Leaders ETF*	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified
* Each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, as further described in the chart below. The Shares of the Funds are listed on either NYSE Arca, Inc. (“NYSE Arca”), The NASDAQ Stock Market LLC (“NASDAQ”) or the Cboe BZX Exchange, Inc. (“Cboe”) as set forth on the cover page of this SAI, and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. NYSE Arca, NASDAQ and Cboe are each referred to as an “Exchange” and collectively, the “Exchanges.” The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed wholly in cash.

Creation and Redemption Features
    The chart below sets forth certain relevant information regarding the creation and redemption features pertaining to each Fund.

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*

Municipal ETFs
CEF Muni Income ETF	X					$250
High Yield Muni ETF	X					$250
HIP Sustainable Muni ETF	X					$250
Intermediate Muni ETF	X					$250
Long Muni ETF	X					$250
Muni Allocation ETF	X					$250
Short High Yield Muni ETF	X					$250
Short Muni ETF	X					$250
Equity/Fixed Income ETFs
BDC Income ETF	X					$250
China Bond ETF		X				$100
Emerging Markets High Yield Bond ETF	X					$800
Fallen Angel High Yield Bond ETF	X					$450
Green Bond ETF	X					$500
International High Yield Bond ETF	X					$800
Investment Grade Floating Rate ETF	X					$200
J.P. Morgan EM Local Currency Bond ETF					X	$1,000
Moody's Analytics BBB Corporate Bond ETF	X					$250
Moody's Analytics IG Corporate Bond ETF	X					$250
Morningstar Durable Dividend ETF	X					$250
Mortgage REIT Income ETF	X					$250
Preferred Securities ex Financials ETF	X					$250
Energy Income/Industry/Strategic Equity/Guided Allocation ETFs
Biotech ETF	X					$250
Digital Transformation ETF	X					$400
Energy Income ETF	X					$250
Environmental Services ETF	X					$250
Gaming ETF					X	$500
Inflation Allocation ETF					X	$250
Long/Flat Trend ETF	X					$250
Morningstar ESG Moat ETF	X					$250
Morningstar Global Wide Moat ETF					X	$500
Morningstar International Moat ETF					X	$750

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*
Morningstar Wide Moat ETF	X					$250
Pharmaceutical ETF	X					$250
Retail ETF	X					$250
Semiconductor ETF	X					$300
Social Sentiment ETF	X					$250
Video Gaming and eSports ETF					X	$500
Bitcoin Strategy/Hard Assets ETFs
Agribusiness ETF					X	$500
Bitcoin Strategy ETF		X				$100
Gold Miners ETF	X					$500
Green Metals ETF					X	$400
Junior Gold Miners ETF	X					$750
Low Carbon Energy ETF					X	$500
Natural Resources ETF					X	$1,000
Oil Refiners ETF					X	$500
Oil Services ETF	X					$300
Rare Earth/Strategic Metals ETF					X	$500
Steel ETF	X					$250
Uranium+Nuclear Energy ETF					X	$500
Country/Regional ETFs
Africa Index ETF					X	$750
Brazil Small-Cap ETF				X		$500
ChinaAMC SME-ChiNext ETF		X				$250
China Growth Leaders ETF				X		$250
Egypt Index ETF				X		$1,000
India Growth Leaders ETF				X		$250
Indonesia Index ETF	X					$750
Israel ETF	X					$800
Russia ETF	X					$500
Russia Small-Cap ETF	X					$750
Vietnam ETF				X		$250
*Standard (fixed) Transaction Fee is payable to the Custodian (as defined herein); however, the Custodian may increase the standard (fixed) transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian. The Trust may also impose variable fees in connection with certain creation and redemption transactions. See the "Creation and Redemption of Creation Units" section below for additional information.

INVESTMENT POLICIES AND RESTRICTIONS
General
Each of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ("ETFs") rather than investing directly in the shares of the companies comprising the S&P 500 Index), VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF is a “fund of funds.” Each of VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF invests all or a portion of its assets in other funds it invests in (the “Underlying Funds”). The performance of VanEck CEF Muni Income ETF is dependent on the performance of the Underlying Funds. VanEck CEF Muni Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck CEF Muni Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck CEF Muni Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, this SAI uses the term “Fund,” when referring to VanEck CEF Muni Income ETF to mean VanEck CEF Muni Income ETF and the Underlying Funds, as applicable. Each of VanEck Muni Allocation ETF and VanEck Inflation Allocation ETF invests all or a portion of its assets in exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”). The performance of each of VanEck Muni Allocation ETF and VanEck Inflation Allocation ETF is dependent on the performance of the Exchange Traded Products. Each of VanEck Muni Allocation ETF and VanEck Inflation Allocation ETF will be subject to the risks of the Exchange Traded Products’ investments. The performance of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) is dependent on the performance of the ETFs it invests in. VanEck Long/Flat Trend ETF will be subject to the risks of the ETFs' investments.
VanEck CEF Muni Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck Investment Grade Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”
VanEck India Growth Leaders ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Mauritius Subsidiary”), that has the same investment objective as VanEck India Growth Leaders ETF. Because the investment characteristics of VanEck India Growth Leaders ETF will correspond directly to those of the Mauritius Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck India Growth Leaders ETF and the Mauritius Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck India Growth Leaders ETF to mean VanEck India Growth Leaders ETF and/or the Mauritius Subsidiary, as applicable.
VanEck Bitcoin Strategy ETF pursues its investment strategy primarily by investing in standardized, cash-settled bitcoin futures contracts (“Bitcoin Futures”) traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Currently, the only commodity exchange registered with the CFTC on which Bitcoin Futures are traded is the Chicago Mercantile Exchange (the “CME”). The Fund seeks to invest in Bitcoin Futures so that the total value of the bitcoin to which the Fund has economic exposure is approximately 100% of the total assets of the Fund (the “Target Exposure”). In addition, the Fund expects to have significant holdings of U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements. If the Fund is unable to achieve the Target Exposure because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may invest in equity securities of “bitcoin-related companies.” For these purposes, bitcoin-related companies are companies listed on a U.S. stock exchange that the Adviser believes provide returns that generally correspond, or are closely related, to the performance of bitcoin or Bitcoin Futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
The Fund currently only intends to invest in the securities and instruments discussed above. Any discussion in this SAI regarding any other type of investment not included in this paragraph does not apply to the Fund.

Municipal Securities
Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and their issuers may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. During and following the economic downturn beginning in 2008, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. In addition, many states and municipalities have been adversely impacted by the ongoing COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Repurchase Agreements
The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts which (i) in the case of all Funds other than VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF, Van Eck Associates Corporation (“VEAC” or the “Adviser” with respect to all Funds other than VanEck Inflation Allocation ETF) believes to be representative of each Fund’s respective benchmark index (each, an “Index”), (ii) in the case of VanEck Muni Allocation ETF, VEAC believes to be appropriate and (iii) in the case of VanEck Inflation Allocation ETF, Van Eck Absolute Return Advisers Corporation (“VEARA” or the “Adviser” with respect to VanEck Inflation Allocation ETF and, together with VEAC, the “Advisers”) believes to be appropriate based on other indices or combinations of indices.
An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.
Although futures contracts (other than cash settled futures contracts, including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may vary.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.
The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser and/or Sub-Adviser, as applicable (as defined below) (with respect to VanEck China Bond ETF, VanEck China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (together, the “China Funds”)) may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
Utilization of futures transactions by certain Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to certain Funds, under applicable Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2019 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position requiring physical settlement, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position requiring physical settlement, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps
Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.

SEC Regulatory Changes
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). In connection with the derivatives rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a fund's asset segregation and cover practices discussed herein. Subject to certain exceptions, the derivatives rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. Compliance with these new requirements will be required after an eighteen-month transition period. The Advisers cannot predict the effects of these regulations on the Funds. The Advisers intend to monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the

SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each Fund’s investment strategies and operations.

Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
In early 2018, SEBI and the Reserve Bank of India (the “RBI”) introduced new regulation that permits FPIs to take long or short positions without having to establish underlying exposure up to a single limit of $100 million or its equivalent, across all currency pairs involving Indian rupees combined across all stock exchanges in India. FPIs are required to ensure that their short positions on all stock exchanges across all contracts in foreign currency-Indian rupee (“FCY-INR”) pairs do not exceed $100 million. In the event an FPI breaches the short position limit, a stock exchange shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI is in compliance with the existing requirements. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity or debt funds.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Market Risk
    A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Floating Rate LIBOR Risk
Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be fully determined.
On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. In March 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration Limited (“IBA”) announced that all Sterling, Japanese Yen, Swiss Franc and Euro and certain U.S. dollar LIBOR settings will no longer be published after the end of 2021 and the remaining (being the majority of the) U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA, using new statutory powers to be granted to it, will compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis. These announcements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.
In advance of 2022, public and private sector industry initiatives, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”), (e.g., the Secured Overnight Financing Rate, which is likely to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). The Federal Reserve Bank of New York began publishing SOFR in 2018, and it has been used increasingly on a voluntary basis in new instruments and transactions. At times, SOFR has proven to be more volatile than the 3-month USD LIBOR. Working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. In many cases, in the event that an instrument falls back to a so-called risk free Alternative Reference Rate, including the SOFR, the risk free Alternative Reference Rate will not perform the same as LIBOR because the risk free Alternative Reference Rate does not include a credit sensitive component in the calculation of the rate. SOFR, for example, generally reflects the performance of the market for overnight repurchase transactions secured by U.S. treasury securities and not the performance of inter-bank lending markets. In the event of a credit crisis, floating rate instruments using certain risk free Alternative Reference Rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market. There is no assurance that the composition or characteristics of any such Alternative Reference Rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.
The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:
■ Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

■ Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;
■ Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an Alternative Reference Rate in the event of Reference Rate unavailability; or
■ Cause a Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.

Laws in some states, such as in New York, and pending legislation, including in the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to a risk free Alternative Reference Rate selected by relevant regulators or committees designated by those regulators. The New York law and the proposed federal legislation both include safe harbors shielding such trustees and calculation agents from liability, including in the event that a Fund suffers losses as a result of the transition of an instrument from LIBOR to the applicable designated risk free Alternative Reference Rate. It is uncertain whether any of the pending legislation will be signed into law. Furthermore, no assurances can be given as to which investments of a Fund would be subject to any existing, pending or future law related to the LIBOR transition.

Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security may, among other things, be entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub-Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
P-Notes in India eligible for subscription by certain Funds must be issued by banks or broker-dealers that are registered with the SEBI as a Category I FPI as defined under the SEBI FPI Regulations to issue offshore derivative instruments (“ODIs”). The FPI Regulations were introduced on September 23, 2019, replacing the SEBI (Foreign Portfolio Investors) Regulations, 2014 (“Previous FPI Regulations”). Under the FPI Regulations, all ODIs which were issued under the Previous FPI Regulations are now deemed to be issued under the corresponding provisions of the FPI Regulations.
    Under the FPI Regulations, subject to certain other conditions being met, ODIs, including P-Notes, against securities held by the issuer in India as the underlying issuer, can be issued only to persons who satisfy the conditions of eligibility for registration as Category I FPIs under the FPI Regulations, subject to compliance with the specified ‘know-your-client’ (“KYC”) norms and such other conditions as may be specified by SEBI from time to time. Under the FPI Regulations, FPIs can transfer ODIs issued by or on its behalf upon fulfillment of certain conditions, which provide that such ODIs can be transferred to persons who fulfill sub-regulation 1 of Regulation 21 of the FPI Regulations (as summarized above for eligibility to be a subscriber) and prior consent of such FPI is obtained for such transfer, except when the persons to whom ODIs are to be transferred are pre-approved by the FPI. Further, as per the FPI Regulations, such issuer FPIs shall collect a regulatory fee, as specified in Part C of the Second Schedule of the FPI Regulations from every subscriber of the ODI issued by it and deposit the same with SEBI. FPIs must fully disclose to SEBI any information concerning the terms of and parties to ODIs entered into by such FPI relating to any securities listed or proposed to be listed on any stock exchange in India as and when and in such form as SEBI may specify.
As per the SEBI (Regulatory Sandbox) (Amendment) Regulations, 2020, SEBI may, exempt any person or class of persons from the operation of all or any of the provisions of the FPI Regulations for a period as may be specified but not exceeding 12 (twelve) months, for furthering innovation in technological aspects relating to testing new products, processes, services, business models, etc. in live environment of regulatory sandbox in the securities markets. Such exemptions shall be subject to the applicant satisfying such conditions as may be specified by SEBI including conditions to be complied with on a continuous basis. For the purposes of the foregoing, "regulatory sandbox" shall mean a live testing environment where new products, processes, services, business models, etc. may be deployed on a limited set of eligible customers for a specified period of time, for furthering innovation in the securities market, subject to such conditions as may be specified by SEBI.
SEBI also issued its Operating Guidelines for FPIs, designated depository participants (“DDPs”) and eligible foreign investors in November 2019 (the “Operating Guidelines”). As per the Operating Guidelines, in determining whether a derivative instrument issued is an ODI or not, the threshold for trades with non-proprietary indices as the underlying index shall be taken as 20% (i.e. those trades for which the materiality of Indian underlying index is less than 20% of the index would not be regarded as ODIs), even if such exposure is hedged onshore in India. However, trades with custom baskets as the underlying index if hedged onshore would always be regarded as ODIs, regardless of percentage of Indian component that is hedged onshore in India.
The Operating Guidelines prohibit synthetic short activities where ODIs are issued, which has the effect of short sales in the Indian securities.
Further, the Operating Guidelines provide for the KYC norms to be applicable to ODI subscribers. ODI issuing FPIs are required to identify the beneficial owners of the ODI subscribers, as applicable to FPIs, even though the ODI subscribers are not required to be registered FPIs (but only eligible to be registered as Category I FPIs). The KYC review shall be completed on the basis of the risk criteria as determined by the ODI issuers: in case of high risk ODI subscribers, on an annual basis and in case of all other ODI subscribers, once every three years.
Further, under the Operating Guidelines, SEBI has prohibited FPIs from issuing ODIs and/or P-Notes that have derivatives as their underlying instrument unless such exposure is for hedging purposes subject to a position limit of 5% of market wide position limits for single stock derivatives. The permissible position limit for stock index derivatives is higher of 1 billion Indian Rupees or 5% of open interest. SEBI has given further details regarding the permissible positions and exceptions for ODI hedging by FPIs depending on the nature of the underlying instrument. For more information, please see “Investment Policies and Restrictions - Swaps.”
The Operating Guidelines also require that an ODI issuing FPI, which hedges its ODI position only by investing in securities (other than derivatives) held in India, cannot undertake proprietary derivative positions through the same FPI registration. Such FPI must segregate its ODI and proprietary derivative investments through separate FPI registrations. Such separate registrations should be in the name of FPI with “ODI” as suffix under same permanent account number (“PAN”), which is the equivalent of a tax identification number in India. An ODI issuing FPI cannot co-mingle its non-derivative proprietary investments and ODI hedge investments with its proprietary derivative investment or vice versa in the same FPI registration.

SEBI Takeover Regulations
Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who acquires, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period. Furthermore, any acquirer who holds, together with persons acting in concert with him, 5% or more of shares or voting rights is required to inform the company and the stock exchange about any change in its holding by more than 2% or more of the shares or voting rights in the target company.
Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code. Further, under the provisions of the Takeover Code, any existing shareholder of a listed public Indian company, holding 25% or more but less than 75% of the shares of the company, is entitled to acquire up to 5% voting rights of the company, in any financial year ending March 31 without making an open offer for such an acquisition.
There are certain exemptions under the Takeover Code from the open offer provisions in certain specific instances such as an inter se transfer of shares amongst the persons named as promoters in the shareholding pattern filed by the target company in terms of the listing agreement or the Takeover Code for not less than three years prior to the proposed acquisition and transfer of shares pursuant to an arrangement involving the target company as a transferor company or as a transferee company, or reconstruction of the target company, including amalgamation, merger or demerger, pursuant to an order of a court or a competent authority under any law or regulation, Indian or foreign. Certain Funds and/or their subsidiaries, as applicable, may invest through subscription of shares under the preferential issuance route or purchase shares from existing promoters or shareholders, in which case they would be required to comply with the public offer provisions of the Takeover Code if the post-acquisition holding of the Fund and/or subsidiary is in excess of the prescribed thresholds. Further, any acquisition of shares or voting rights or control of the target company by way of preferential issue in compliance with Regulation 164A of SEBI (Issue of Capital and Disclosure Requirements) Regulations, 2018 shall be exempt from the obligation to make an open offer under sub-regulation (1) of regulation 3 and regulation 4 of the Takeover Code.
Insider Trading
Pursuant to the SEBI (Prohibition of Insider Trading) Regulations, 2015 (“Insider Trading Regulations”), disclosure filing is required only for promoters, members of a promoter group, key managerial personnel and directors of a company whose securities are listed or proposed to be listed on stock exchanges. The prohibition on insider trading consists of the following key components: (i) prohibition on communicating unpublished price sensitive information (“UPSI”) by an insider; (ii) prohibition on other persons on procurement of UPSI; and (iii) prohibition on trading by an insider while in possession of UPSI. Under the Insider Trading Regulations, an ‘insider’ has been defined to mean any person who is (i) a connected person or (ii) in possession of or having access to UPSI. An outsider (i.e. a person who is not a ‘connected person’) would qualify as an ‘insider’ if such person was ‘in possession of’ or ‘having access to’ UPSI.
As per the recent amendment in the Insider Trading Regulations, the board of directors or head(s) of the organization of every person required to handle UPSI shall ensure that a structured digital database is maintained containing the nature of UPSI and the names of such persons who have shared the information and also the names of such persons with whom information is shared under this regulation along with the Permanent Account Number (“PAN”) or any other identifier authorized by law where PAN is not available. Such database shall not be outsourced and shall be maintained internally with adequate internal controls and checks such as time stamping and audit trails to ensure non-tampering of the database. The database shall be preserved for a period of not less than 8 years after completion of the relevant transactions and in the event of receipt of any information from SEBI regarding any investigation or     enforcement proceedings, the relevant information in the structured digital database shall be preserved till the completion of such proceedings.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser or Sub-Adviser.

Investment Restrictions
The Trust and the Board of Directors of the Mauritius Subsidiary (to the extent that such restrictions are applicable to the VanEck India Growth Leaders ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund (and the Mauritius Subsidiary), unless otherwise noted. These restrictions cannot be changed with respect to a Fund (or the Mauritius Subsidiary) without the approval of the holders of a majority of such Fund’s (or Mauritius Subsidiary’s) outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Mauritius Subsidiary. If VanEck India Growth Leaders ETF, as an investor in the Mauritius Subsidiary, is requested to vote on a change in the fundamental investment policies of the Mauritius Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Mauritius Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.
The following investment restrictions are applicable to each Fund (unless otherwise noted) except the VanEck Energy Income ETF:
1.Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;
2.Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.Each of VanEck Africa Index ETF, VanEck BDC Income ETF, VanEck Brazil Small-Cap ETF, VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck High Yield Muni ETF, VanEck India Growth Leaders ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck Long Muni ETF, VanEck Morningstar International Moat ETF, VanEck Natural Resources ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;
5.VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck Brazil Small-Cap ETF, VanEck China Growth Leaders ETF, VanEck Environmental Services ETF, VanEck Gaming ETF, VanEck Gold Miners ETF, VanEck High Yield Muni ETF, VanEck Indonesia ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Russia ETF, VanEck Short Muni ETF, VanEck Steel ETF, VanEck Uranium+Nuclear Energy ETF and VanEck Vietnam ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;
6.Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
8.Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; and
9.Each Fund (except VanEck BDC Income ETF, VanEck Biotech ETF, VanEck Bitcoin Strategy, VanEck Digital Transformation ETF, VanEck Gold Miners ETF, VanEck Green Metals ETF, VanEck HIP Sustainable Muni ETF, VanEck Low Carbon Energy ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar ESG Moat ETF, VanEck Mortgage REIT Income ETF, VanEck Muni Allocation ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Inflation Allocation ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. VanEck Bitcoin Strategy ETF may not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures. VanEck Gold Miners ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. VanEck Low Carbon Energy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the alternative energy industry. Each of VanEck BDC Income ETF, VanEck Biotech ETF, VanEck Mortgage REIT Income ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck Digital Transformation ETF, VanEck Green Metals ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar ESG Moat ETF and VanEck Social Sentiment ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund tracks concentrates in an industry or group of industries. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition, each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (collectively, the “Municipal Funds”) has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities. Each of VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the AMT). Each of VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.
In addition to the investment restrictions (and with respect to the Municipal Funds, VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund (except the VanEck Energy Income ETF) observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.
2.Each Fund will not make short sales of securities.
3.Each Fund (except for VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. Each of VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by each of VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF of initial or variation margin in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute the purchase of a security on margin.
4.Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.
5.VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. Each Fund (except VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF) will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Funds may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Agribusiness ETF, VanEck Biotech ETF, VanEck Brazil Small-Cap ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Gold Miners ETF, VanEck Green Bond ETF, VanEck Indonesia Index ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Junior Gold Miners ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Preferred Securities ex Financials ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Russia ETF, VanEck Steel ETF and VanEck Semiconductor ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, each of VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF and VanEck Semiconductor ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental restriction 4, each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF and VanEck Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF and VanEck Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
With respect to fundamental restriction 9, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry. In accordance with each of VanEck Inflation Allocation ETF’s, VanEck Long/Flat Trend ETF’s and VanEck Muni Allocation ETF’s principal investment strategies as set forth in its Prospectus, each of VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF may invest its assets in underlying investment companies. Although each of VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF does not have a policy to concentrate its investments in a particular industry, 25% or more of VanEck Inflation Allocation ETF’s, VanEck Long/Flat Trend ETF’s and VanEck Muni Allocation ETF’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
Each of VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF may invest its remaining assets in securities, which may include but may not be limited to, money market instruments or funds which reinvest exclusively in money market instruments, stocks that are in the relevant market and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each of VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF may also invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock market declines.
VanEck Bitcoin Strategy ETF expects to invest its remaining assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in Bitcoin Futures: U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements.
Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck CEF Muni Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) (with respect to VanEck Green Bond ETF), certain derivatives (with respect to VanEck Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
Each Fund (other than the Fixed Income Funds, VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) may invest its remaining assets in securities not included in its respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund (except VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate/track (as applicable) its Index.
The following fundamental investment restrictions are applicable to only the VanEck Energy Income ETF. The VanEck Energy Income ETF may not:
1.Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the VanEck Energy Income ETF observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The VanEck Energy Income ETF may invest its remaining assets in securities not included in its Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate its Index.

Indian Investment Restrictions
The investment restrictions described below only apply to investments in Indian issuers made by VanEck India Growth Leaders ETF (or the Mauritius Subsidiary).
The Mauritius Subsidiary is registered as a Category I FPI with the SEBI. Investments under the FPI Regulations, Foreign Exchange Management (Non-Debt Instruments) Rules, 2019 and Foreign Exchange Management (Debt Instruments) Regulations, 2019, are permitted only in the following: (i) equity instruments of companies listed or to be listed on a recognized stock exchange in India through primary and secondary markets; (ii) units of domestic mutual funds under Chapter V, VI-A and VI-B of the SEBI (Mutual Funds) Regulations, 1996; (iii) units of Category III Alternative Investment Funds registered under the SEBI (Alternative Investment Funds) Regulations, 2012; (iv) units of offshore fund for which a no objection certificate has been issued by SEBI under the SEBI (Mutual Funds) Regulations, 1996, in case of each of (ii), (iii) and (iv), which in turn invest more than 50% in equity instruments on repatriation basis subject to the terms and conditions specified by the Reserve Bank of India (“RBI”) and SEBI; (v) units of infrastructure investment trusts registered under the SEBI (Infrastructure Investment Trusts) Regulations, 2014 and of real estate investment trusts registered under the SEBI (Real Estate Investment Trusts) Regulations, 2014 on repatriation basis subject to the terms and conditions specified by SEBI; (vii) dated government securities / treasury bills; (viii) non-convertible debentures / bonds issued by an Indian company; (ix) commercial papers issued by an Indian company; (x) units of domestic mutual funds or exchange-traded funds which invest less than or equal to 50% in equity; (x) security receipts issued by asset reconstruction companies; (xi) debt instruments issued by banks, eligible for inclusion in regulatory capital; (xii) credit enhanced bonds; (xiii) listed non-convertible / redeemable preference shares or debentures issued in terms of Regulation 6 of the Foreign Exchange Management (Debt Instruments) Regulations, 2019; (xiv) securitized debt instruments, including any certificate or instrument issued by a special purpose vehicle set up for securitization of assets with banks, financial institutions or non-banking financial companies as originators; (xv) rupee denominated bonds / units issued by infrastructure debt funds; and (xvi) municipal bonds.
FPIs are not allowed to short sell in the Indian market except as allowed under Securities Lending & Borrowing (SLB) or any other framework specified by the SEBI. Further, sales against open purchases are not permitted for FPIs and FPIs can sell such securities only after their settlement.
The extent to which percentage positions may be taken in index options and index futures by the Mauritius Subsidiary would be restricted to the limits prescribed by applicable regulators from time to time. Separately, the following are certain regulatory positions that the Mauritius Subsidiary would have to observe under the applicable provisions of the securities laws of India.
Various ownership restrictions are applicable to FPIs.
    Further, FPIs are allowed to participate in the exchange traded currency derivative segment to the extent of their Indian rupee exposure in India, subject to conditions and restrictions under applicable law. FPIs shall ensure that their short positions at all stock exchanges across all contracts in exchange traded currency pairs do not exceed $100 million. In the event an FPI breaches the short position limit, stock exchanges shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI complies with the said requirement. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs shall be required to have an underlying exposure in Indian debt or equity securities, including units of equity/debt mutual funds.

SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General
An investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
(All Funds except VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF)
An investment in each Fixed Income Fund should be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
An investment in each Fund (other than the Fixed Income Funds) should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in a Fund’s Index (except with respect to the Fixed Income Funds) are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares (except with respect to the Fixed Income Funds) will be adversely affected if trading markets for a Fund’s portfolio securities (except with respect to the Fixed Income Funds) are limited or absent or if bid/ask spreads are wide.
With the exception of VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF, the Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.
An investment in each Fund should be made with an understanding that the Fund will not be able to replicate/track (as applicable) exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company.
Each Fund (other than the Fixed Income Funds) is subject to the risks of an investment in an economic sector or industry in which the Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund (other than the Fixed Income Funds) to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities (“Fund Securities”) held by such Fund (other than the Fixed Income Funds) also will be concentrated in that economic sector or industry.
The use of OTC derivatives with respect to VanEck China Growth Leaders ETF is managed to ensure that the aggregate exposure of the Fund to OTC derivative counterparties does not exceed 10% of the NAV of the Fund. The exposure to OTC derivative counterparties is monitored each trading day and if exposure for VanEck China Growth Leaders ETF exceeds 10%, steps are taken to reduce exposure below 10% within 2 trading days. The aggregate OTC derivatives holdings and the exposure to OTC derivative counterparties for VanEck China Growth Leaders ETF is disclosed at www.vaneck.com.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
(All Funds except VanEck BDC Income ETF, VanEck Bitcoin Strategy ETF, VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF and VanEck Mortgage REIT Income ETF)
VEAC, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor VEAC (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.
Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
(VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Mortgage REIT Income ETF only)
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Mortgage REIT Income ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck BDC Income ETF, VanEck CEF Muni Income ETF or VanEck Mortgage REIT Income ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck BDC Income ETF, VanEck CEF Muni Income ETF or VanEck Mortgage REIT Income ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Funds. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which each of VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF invests) to value accurately than securities of public corporations. Since the Funds (and the Underlying Funds in which each of VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF invests) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy or similar laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re- lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Tax Risks
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts
Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.
Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.
For VanEck Bitcoin Strategy ETF, the Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss, although all of the Fund's income and gains will be taxed at the same rate. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Bitcoin Futures to the extent of any unrecognized gains on related positions held by the Fund.

Concentration Considerations
To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security
The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

Securities Lending
The Funds, except VanEck Bitcoin Strategy ETF may lend securities to approved borrowers, including affiliates of the Funds’ securities lending agent, State Street Bank and Trust Company (“State Street”). VanEck Bitcoin Strategy ETF may only lend its investments in bitcoin-related companies, U.S. Treasuries and other U.S. government obligations. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Funds. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Funds. The SEC provided guidance in connection with the derivatives rule discussed above regarding the use of securities lending collateral that may limit the Funds from engaging in certain uses of cash and non-cash collateral. The Funds maintain the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)
Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs. The VanEck Energy Income ETF does not have the regulatory authority to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Risks Relating to VanEck India Growth Leaders ETF
Tax Risks. The taxation of income and capital gains of the VanEck India Growth Leaders ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck India Growth Leaders ETF’s investment in the Mauritius Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Mauritius Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Mauritius Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.
The Mauritius Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant in this regard.
a.Indirect Transfer Risk: Where Shares are sold by investors/redeemed by the Fund, gains from such transfer could be subject to tax in India if certain thresholds are met. For more information about this issue, please see “Taxation of Indirect Transfer of Indian Assets” in the “Taxes” section of this SAI. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions. In addition to implementation of the FPI Regulations in 2019, under which there are only two categories of FPIs, the Finance Act, 2020 (discussed below) restricted the exemption (discussed in the foregoing paragraph) to only Category I FPIs under the FPI Regulations.
b.Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Mauritius Subsidiary should not create a PE of the Mauritius Subsidiary in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Mauritius Subsidiary in India. Under such circumstances, the profits of the Mauritius Subsidiary to the extent attributable to the PE would be subject to taxation in India.
c.General Anti-Avoidance Rules (“GAAR”): GAAR, as contained in the Indian Income Tax Act, 1961 (“ITA 1961”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An ‘impermissible avoidance arrangement’ is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.
An arrangement shall be deemed to lack commercial substance (amongst other factors) if:

1. the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part;
2. it involves or includes:
            i. round trip financing;
            ii. an accommodating party;
            iii. elements that have the effect of offsetting or canceling each other; or
     iv. a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or

3. it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party.

If the Indian Tax authorities deem the Mauritius Subsidiary’s structure to be an “impermissible avoidance arrangement," then the Mauritius Subsidiary may not be able to claim benefits under the Treaty. Inability of the Mauritius Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Mauritius Subsidiary, and would likely have an adverse impact on the returns to the Fund.
The Central Board of Direct Taxes (“CBDT”) has clarified that GAAR will not interplay with the right of the taxpayer to select or choose method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.
d.Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Mauritius Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Mauritius Subsidiary could result in the imposition of withholding and other taxes on the Mauritius Subsidiary by India, which would reduce the return to the Fund on its investments.
e.Exposure to Place of Effective Management (“POEM”) risk: As per Section 6(3) of the ITA 1961, a company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31) if its POEM in that financial year is in India.
The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance, made. POEM requirements have been effective since the financial year 2016-2017. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year. The CBDT released the Guiding Principles for determination of POEM of a Company on January 24, 2017 (available at http://www.incometaxindia.gov.in/communications/circular/circular06_2017.pdf).
While the Mauritius Subsidiary believes that the activities of the Mauritius Subsidiary or Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the Mauritius Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the Mauritius Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the Mauritius Subsidiary and/or the Adviser in India, then the worldwide profits of the Mauritius Subsidiary would be subject to taxation in India as per the ITA 1961.
f.Limitations on the Mauritius Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Mauritius Subsidiary and the VanEck India Growth Leaders ETF to make distributions or pay the redemption proceeds to the investors. If VanEck India Growth Leaders ETF’s ability to make distributions is adversely affected, VanEck India Growth Leaders ETF may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”
g.Mauritius Subsidiary Risks. The Fund may cease utilizing the Mauritius Subsidiary in the future. Ceasing to utilize the Mauritius Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

RQFII Program Risk (the China Funds only)
The Adviser allocates a portion of VanEck China Growth Leaders ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets to an unaffiliated sub-adviser with a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license for purposes of investing in China A-shares (“A-shares”). The Adviser allocates a portion of VanEck China Bond ETF’s assets to an unaffiliated sub-adviser with an RQFII license for purposes of investing in Renminbi (“RMB”) denominated debt obligations issued within the People’s Republic of China (“PRC”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) currently acts as the sub-adviser for the China Funds for these purposes.

Pursuant to PRC and RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s RQFII license or other regulatory sanctions and may adversely impact the China Funds’ ability to invest in A-Shares. Such restriction may result in a rejection of applications or a suspension of dealings in the China Funds.
If SAFE revokes the Sub-Adviser’s RQFII license, it may affect the ability of the China Funds to effectively pursue their respective investment strategy.
The Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII. In the event the Sub-Adviser is unable to maintain its RQFII status, and the Adviser is not able to retain another or an additional sub-adviser with an RQFII license (or, in the case of VanEck China Bond ETF, to identify other methods to invest in RMB Bonds), the China Funds may be unable to gain exposure to A-shares or RMB Bonds through the RQFII program. In such event it is possible that the trading price of the China Funds’ Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions. Also there is no assurance that redemption requests of the China Funds will be processed in a timely manner due to changes in RQFII regulations.
Further, the Adviser will rely on the arrangements entered into between the RQFII with its respective PRC sub-custodian with respect to the custody of its, and therefore a China Fund’s, assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in A-shares, in the PRC markets. The China Funds may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC sub-custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
The current RQFII regulations include rules on investment restrictions and limitation on foreign ownership or holdings applicable to the China Funds. Transaction sizes for RQFIIs are relatively large, with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which the China Funds seek to invest in A-shares and/or RMB Bonds in furtherance of its investment objective.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions, though it will need to prepare a tax payment commitment letter in respect of each repatriation of profit and capital. For avoidance of doubt, a repatriation of profit and capital at winding up is still subject to a tax audit. There is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE announcement [2020] No. 2) (the "Regulations") which came into effect on June 6, 2020. The Regulations supersede certain post-registration rules applicable to the QFII and RQFII regimes. One of the key changes of the Regulations is the removal of quota restrictions on investment. However, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed.

PRC Custodian Risks
Where a China Fund invests in fixed income securities and/or eligible securities through the RQFII, such securities will be maintained by a local custodian pursuant to PRC regulations through appropriate securities accounts and such other relevant depositories in such name as may be permitted or required in accordance with PRC law.

The PRC custodian should have procedures to safe-keep the assets of the relevant China Fund. The securities accounts should generally be maintained and recorded in the joint name of the RQFII and the China Fund and segregated from the other assets of the PRC custodian. However, the RQFII regulations are subject to the interpretation of the relevant authorities in the PRC.
Any securities acquired by the China Funds held by the RQFII will be maintained by the PRC custodian and should be registered in the joint names of the RQFII and the relevant China Fund and for the sole benefit and use of such China Fund. Although the RQFII should be the party entitled to the securities, the related security may still be vulnerable to a claim by a liquidator of the RQFII and may not be as well protected as if they were registered solely in the name of the respective China Fund.
In addition, investors should note that cash deposited in the cash account of the relevant China Fund with the relevant PRC custodian will not be segregated but will be a debt owing from the PRC custodian to the relevant China Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of that local custodian. In the event of bankruptcy or liquidation of the local custodian, the relevant China Fund will not have any proprietary rights to the cash deposited in such cash account, and the relevant China Fund will become an unsecured creditor, ranking equal with all other unsecured creditors, of the PRC custodian. The relevant China Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the relevant China Fund will suffer losses.

Stock Connect Program Risks (VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth/Strategic Metals ETF Only)
VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth/Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect a Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for each Fund.
A Fund may, through the Stock Connect, access securities listed on the ChiNext Market and STAR Board of the SZSE. Listed companies on the ChiNext Market and STAR Board are usually of an emerging nature with smaller operating scale. Listed companies on the ChiNext Market and STAR Board are subject to wider price fluctuation limits and due to higher entry thresholds for investors, may have limited liquidity, compared to other boards. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the ChiNext to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on the ChiNext Market and STAR Board are less stringent in terms of profitability and share capital than those on the main board. Investments in the ChiNext Market and

STAR Board may result in significant losses for a Fund and its investors. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR board may be concentrated in a small number of stocks and subject the Fund to higher concentration risk.
The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any China A-Shares trading via the Stock Connect. The Fund may be subject to a risk of price fluctuations in China A-Shares during the time when any of the Stock Connect is not trading as a result.

PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-Shares sell orders of its participants (i.e. the stock brokers) to ensure there is no over-selling. If the Fund intends to sell certain China A-Shares it holds, it must transfer those China A-Shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. Investments in mainland China markets through the Stock Connects may adversely affect the Fund as a result of such changes.

Risk of Investing through the CIBM Direct Access Program (VanEck China Bond ETF only)
The China interbank bond market (“CIBM”) is an OTC market established in 1997, and accounts for more than 95% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal." The China Foreign Exchange Trading System (“CEFTS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis, and spot bonds and interest rate derivatives are traded by “click-and-deal." A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.
Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. CSDCC will deliver bonds according to the instructions sent by the parties. Funds clearing banks will handle the transfer and settlement of the payments of the bonds on behalf of the parties.
Pursuant to the Announcement (2016) No. 3 issued by the PBOC on February 24, 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
The Fund’s investments in bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent. Cash deposited in the cash account of the Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, the Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly. The Fund is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.
The Fund is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value. Although there is no quota limitation regarding investment via the CIBM Direct Access Program, the Fund is required to make further filings with the PBOC if it wishes to increase its anticipated investment size. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, the Fund’s ability to invest in the CIBM will be limited and the performance of the relevant Sub-Fund may be unfavorably affected as a result.
Investing in the CIBM is also subject to certain restrictions imposed by the PRC authorities on fund remittance and repatriation which may potentially affect the Fund’s performance and liquidity. Any non-compliance with or failure to meet the fund remittance and repatriation requirements may result in regulatory sanctions which in turn may have an adverse impact on the portion of the Fund’s investment via the CIBM Direct Access Program. Further, there is no assurance that the fund remittance and repatriation requirements in relation to investment in CIBM will not be changed as a result of change in government policies or foreign exchange control policies. The Fund may incur loss in the event such change in the fund remittance and repatriation requirements in relation to investment in CIBM occurs.

Bond Connect Risks (VanEck China Bond ETF only)
The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is a new initiative established by China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd (“CSDCC”), Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors will be allowed to invest in the bonds available on the CIBM through the northbound trading of the Bond Connect (“Northbound Trading Link”). There will be no investment quota for the Northbound Trading Link.
Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investor to submit their trade requests for bonds circulated in the CIBM through the Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under the Bond Connect will be done through the settlement and custody link between the CMU, as an offshore custody agent, and the CSDCC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under the settlement link, CSDCC or the SHCH will effect gross settlement of confirmed trades onshore and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.

Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, open omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CSDCC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
The Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of the Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that the Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CEFTS, the CMU, the CSDCC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in the Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through the Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund’s ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU (i.e. the HKMA) is the “nominee holder” of the bonds acquired by the Fund through the Bond Connect. Whilst the Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through the Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. the HKMA) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Specific Risks Applicable to VanEck Bitcoin Strategy ETF
Under normal circumstances, the Fund will invest in Bitcoin Futures traded on commodity exchanges registered with the CFTC. Currently, the only commodity exchange registered with the CFTC on which Bitcoin Futures are traded is the CME.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Bitcoin Futures. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin Futures, the underlying reference asset is bitcoin. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled Bitcoin Futures. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying Bitcoin Futures traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues. Margin requirements for Bitcoin Futures traded on the CME or other futures exchanges may be substantially higher than margin requirements for many other types of futures contracts. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.
Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying bitcoin (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, and, therefore, it may be more difficult for the Fund to maintain the Target Exposure.

Bitcoin Reference Rate. The CME CF Bitcoin Reference Rate (“BRR”) is a daily reference rate of the U.S. Dollar price of one bitcoin, and serves as the underlying rate used to determine the final settlement of CME-traded Bitcoin Futures contracts. The BRR was introduced on November 14, 2016 to provide market participants with a reliable credible source for the price of bitcoin and intended to facilitate the creation of financial products based on bitcoin.
The BRR is calculated by the aggregation of executed trade flow of major bitcoin spot exchanges during a specific one-hour calculation window. All relevant transactions are added to a joint list, recording the trade price and size for each transaction. This one-hour window is then partitioned into twelve, five-minute intervals. For each partition, the volume-weighted median trade price is calculated from the trade prices and sizes of all relevant transactions, i.e. across all constituent exchanges. The BRR is then given by the equally-weighted average of the volume-weighted medians of all partitions. Calculation rules are geared toward a maximum of transparency and replicability in the underlying spot markets.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Asset Coverage for Futures and other Derivatives Positions. The Fund, on a consolidated basis, will comply with SEC guidance with respect to coverage of futures positions by registered investment companies. SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts. For example, with respect to futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract. For futures and other derivatives contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract. Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures or other derivatives position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily.

Specific Risks Applicable to VanEck Inflation Allocation ETF
Under normal circumstances, the Fund, through a wholly-owned subsidiary of the Fund (the “Cayman Subsidiary”), invests in Exchange Traded Products that invest in commodities and futures and derivatives of commodities (“Commodities Instruments”).
Cayman Subsidiary. The Fund’s investment in the Cayman Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. The Cayman Subsidiary may invest in Commodities Instruments, as described under “Commodities Instruments” below. Because the Fund may invest a substantial portion of its assets in the Cayman Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments strategies and risks include those of the Cayman Subsidiary.
The Cayman Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Cayman Subsidiary is wholly-owned and controlled by the Fund and is advised by VEARA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as the sole shareholder of the Cayman Subsidiary. The Cayman Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.
Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Cayman Subsidiary is incorporated) could prevent the Fund and/or the Cayman Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Cayman Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
The financial statements of the Cayman Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.
Commodities Instruments. The Fund gains exposure to Commodities Instruments primarily through the Cayman Subsidiary. Additional information on the Cayman Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific Commodities Instruments is set forth below. The Fund, either directly or through the Cayman

Subsidiary, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and in ETNs.
The Fund may invest up to 25% of its total assets in the Cayman Subsidiary, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in Commodities Instruments. These assets are placed in accounts maintained by the Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
The Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on the Fund’s and the Cayman Subsidiary’s current investment strategies, the Fund and the Cayman Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to the Fund and the Cayman Subsidiary. Accordingly, the Fund and VEARA are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, the Fund and VEARA have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or VEARA in violation of an applicable CFTC regulation if the Fund or VEARA failed to comply with a related SEC regulatory requirement. In addition, the Fund and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Fund and the Cayman Subsidiary. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return.
In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the Fund to achieve its investment objective through its current strategies. For instance, in October 2020, the CFTC adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. VEARA will need to consider whether the exposure created under these contracts (if applicable) might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Fund prior to the applicable compliance date.
The Fund and the Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.
Futures Contracts. The Fund may purchase and sell futures contracts. The Fund (directly or through the Cayman Subsidiary) may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the commodity. These storage costs include the time value of money invested in the commodity plus the actual costs of storing the commodity less any benefits from ownership of the commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, the Fund’s or the Cayman Subsidiary’s obligation is to the clearinghouse, and the Fund or the Cayman Subsidiary will look to the clearinghouse to satisfy the Fund’s or the Cayman Subsidiary’s rights under a commodity futures contract.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund or the Cayman Subsidiary will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund or the Cayman Subsidiary is not able to enter into an offsetting transaction, the Fund or the Cayman Subsidiary will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by the Fund or the Cayman Subsidiary with its custodian or FCM in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s or the Cayman Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s or the Cayman Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may vary.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund or the Cayman Subsidiary. In computing daily net asset value, the Fund or the Cayman Subsidiary will mark to market the current value of its open futures contracts. The Fund and the Cayman Subsidiary expect to earn interest income on their margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund or the Cayman Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund or the Cayman Subsidiary invests in commodity futures contracts, the assets of the Fund and the Cayman Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when the Fund or the Cayman Subsidiary seeks to close out a futures contract. The Fund or the Cayman Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. There can be no assurance that an active secondary market will develop or continue to exist.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Cayman Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Asset Coverage for Futures and other Derivatives Positions. The Fund and the Cayman Subsidiary, on a consolidated basis, will comply with current SEC guidance with respect to coverage of futures positions by registered investment companies. Current SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts. For example, under current SEC guidance, with respect to futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract. For futures and other derivatives contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract under current SEC guidance. Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures or other derivatives position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily. Under current SEC guidance, an alternative to segregating assets, for any futures contract held by the Fund, the Fund could purchase a put option on that same futures contract with a strike price as high or higher than the price of the contract held or the Fund could engage in other cover transactions with respect to other types of contracts. The Cayman Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets under current SEC guidance.
Federal Income Tax Treatment of Investments in the Cayman Subsidiary. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Cayman Subsidiary. Investments in the Cayman Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings and regulations, as discussed above under “Federal Income Tax Treatment of Investments in the Cayman Subsidiary” and below under “Taxes.” The Cayman Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Cayman Subsidiary, and it is not currently expected that shares of the Cayman Subsidiary will be sold or offered to other investors. It is expected that the Cayman Subsidiary will primarily invest in Commodities Instruments. To the extent that the Fund invests in the Cayman Subsidiary, the Fund may be subject to the risks associated with such Commodities Instruments.
While the Cayman Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in the Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Cayman Subsidiary which may adversely affect the Fund and its shareholders.

EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
The Shares of each Fund are listed on NYSE Arca, NASDAQ or Cboe and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares, (2) the Exchange becomes aware that the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (3) the Funds no longer comply with certain listing exchange rules, or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.
As in the case of other securities traded on an Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an “intra-day indicative value” (“IIV” and also known as the Indicative Optimized Portfolio Value) for a Fund may be disseminated through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities. Therefore, each Fund’s IIV may be disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust
The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Advisers and other service providers to the Trust. The Advisers are responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief, LLC., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including VEAC, Van Eck Securities Corporation (“VESC”), and VEARA. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	[60]
Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020; Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	[60]	Trustee, First Eagle Senior Loan Fund. Formerly, Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	[72]	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America
Banking and Capital Markets
Strategy, Accenture, May 2017
to present; Partner, PWC/
Strategy & Financial Services
Advisory, February 2015 to
March 2017; Founder and
Board Member, AspenWoods
Risk Solutions, September 2013
to February 2016; Independent
consultant, June 2013 to
February 2015; Partner, Bain &
Company (management
consulting firm), April 2012 to
December 2013; Executive Vice
President and Senior Operating
Committee Member, TD
Ameritrade (on-line brokerage
firm), February 2009 to January
2012.
[60]	Board Member, Special Olympics, New Jersey, November 2011 to
September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	[72]	Director, Food and Friends, Inc., 2013 to present.
________________________
1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
*    Member of the Audit Committee.
†    Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	[72]	Director, National Committee on US-China Relations.
____________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.
________________________

1The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

Board of Trustees and Committee Meetings
The Board, as well as its Audit and Nominating and Corporate Governance Committees held meetings as set forth below: [TO BE UPDATED]

Fiscal Year	Number of Regular Meetings of the Board of Trustees	Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
October 1, 2020 - September 30, 2021	[ ]	[ ]	[ ]
January 1, 2020 - December 31, 2020	5	4	4
May 1, 2020 - April 30, 2021	5	4	4
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The

Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Advisers and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisers. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisers’ personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Advisers and the affiliates of the Advisers employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
[The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Green Metals ETF as of the date of this SAI.]

[The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Bitcoin Strategy ETF as of the date of this SAI.]

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Morningstar ESG Moat ETF as of October 5, 2021.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck HIP Sustainable Muni ETF as of September 8, 2021.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Preferred Securities ex Financials ETF as of May 5, 2021.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Digital Transformation ETF as of April 9, 2021.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Social Sentiment ETF as of February 25, 2021.

For each Fund with a fiscal year end of April 30, 2021, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of July 31, 2021.
[For each Fund with a fiscal year end of [September 30, 2021], except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of [December 31, 2021]. The officers and Trustees of the Trust, in the aggregate, owned [2.26%] of the Shares of VanEck Morningstar Global Wide Moat ETF.]
For each Fund with a fiscal year end of December 31, 2020, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of March 31, 2021.

The general management of the Mauritius Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Advisers (“Family of Investment Companies”) that are overseen by the Trustee is shown below. With respect to Funds with a fiscal year end of [September 30, 2021], the information provided is as of December 31, 2021. With respect to the Funds with a fiscal year end of December 31, 2020 and April 30, 2021, the information is provided as of December 31, 2020.
[TO BE UPDATED]

Funds with Fiscal Year Ending 9/30/2021
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Biotech ETF	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Digital Transformation ETF*	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Energy Income ETF	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Environmental Services ETF	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Gaming ETF	[None]	[None]	[None]	[None]	[$50,001-$100,000]	[$10,001-$50,000]
VanEck Inflation Allocation ETF	[None]	[None]	[None]	[None]	[None]	[$50,001-$100,000]
VanEck Long/Flat Trend ETF	[None]	[None]	[None]	[None]	[None]	[$10,001-$50,000]
VanEck Morningstar Durable Dividend ETF	[None]	[None]	[None]	[None]	[None]	[$10,001-$50,000]
VanEck Morningstar ESG Moat ETF*	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Morningstar Global Wide Moat ETF	[None]	[None]	[None]	[None]	[None]	[$10,001-$50,000]
VanEck Morningstar International Moat ETF	[None]	[None]	[None]	[None]	[$50,001-$100,000]	[Over $100,000]
VanEck Morningstar Wide Moat ETF	[Over $100,000]	[$10,001-$50,000]	[None]	[Over $100,000]	[Over $100,000]	[Over $100,000]
VanEck Pharmaceutical ETF	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Retail ETF	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Semiconductor ETF	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Social Sentiment ETF*	[None]	[None]	[None]	[None]	[None]	[None]
VanEck Video Gaming and eSports ETF	[None]	[None]	[None]	[None]	[None]	[None]
Funds with Fiscal Year Ending 12/31/2020
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck

VanEck Africa Index ETF	None	None	None	None	None	$1-$10,000
VanEck Agribusiness ETF	None	None	None	None	None	None
VanEck Bitcoin Strategy ETF*	None	None	None	None	None	None
VanEck Brazil Small-Cap ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck China Growth Leaders ETF	None	None	$1-$10,000	None	None	$50,001-$100,000
VanEck Vectors ChinaAMC SME-ChiNext ETF	None	None	None	None	None	Over $100,000
VanEck Egypt Index ETF	None	None	None	None	None	$1-$10,000
VanEck Gold Miners ETF	None	None	None	$10,001-$50,000	None	None
VanEck Green Metals ETF*	None	None	None	None	None	None
VanEck India Growth Leaders Index ETF	None	None	None	$1-$10,000	None	None
VanEck Indonesia Index ETF	None	None	None	$1-$10,000	None	$10,001-$50,000
VanEck Israel ETF	None	None	None	None	None	None
VanEck Junior Gold Miners ETF	None	None	None	None	None	None
VanEck Low Carbon Energy ETF	None	None	None	None	None	None
VanEck Natural Resources ETF	None	None	None	None	$50,001-$100,000	None
VanEck Oil Refiners ETF	None	None	None	None	None	$10,001-$50,000
VanEck Oil Services ETF	None	None	None	None	None	None
VanEck Rare Earth/Strategic Metals ETF	None	None	None	None	None	None
VanEck Russia ETF	None	None	None	$1-$10,000	None	None
VanEck Russia Small-Cap ETF	None	None	None	None	None	Over $100,000
VanEck Steel ETF	None	None	None	None	None	None
VanEck Uranium+Nuclear Energy ETF	None	None	None	None	None	None
VanEck Vietnam ETF	None	None	None	$1-$10,000	None	None
Funds with Fiscal Year Ending 4/30/2021
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck BDC Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck CEF Muni Income ETF	None	None	None	None	None	Over $100,000

VanEck China Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Emerging Markets High Yield Bond ETF	None	None	None	None	None	Over $100,000
VanEck Fallen Angel High Yield Bond ETF	None	$50,001-$100,000	None	None	$50,001-$100,000	$10,001-$50,000
VanEck Green Bond ETF	None	None	None	None	None	$1-$10,000
VanEck High Yield Muni ETF	None	None	None	None	Over $100,000	None
VanEck HIP Sustainable Muni ETF*	None	None	None	None	None	None
VanEck Intermediate Muni ETF	None	None	None	None	None	None
VanEck International High Yield Bond ETF	None	None	None	None	None	None
VanEck Investment Grade Floating Rate ETF	None	None	None	None	Over $100,000	Over $100,000
VanEck J.P. Morgan EM Local Currency Bond ETF	None	None	None	None	None	None
VanEck Moody's Analytics BBB Corporate Bond ETF	None	None	None	None	None	$1-$10,000
VanEck Moody's Analytics IG Corporate Bond ETF	None	None	None	None	None	None
VanEck Long Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck Mortgage REIT Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck Muni Allocation ETF	None	None	None	None	None	None
VanEck Preferred Securities ex Financials ETF	None	None	None	None	None	None
VanEck Short High Yield Muni ETF	None	None	None	None	None	Over $100,000
VanEck Short Muni ETF	None	None	None	None	None	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2020)	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
________________________
*Each of VanEck Digital Transformation ETF, VanEck HIP Sustainable Muni ETF, VanEck Morningstar ESG Moat ETF and VanEck Social Sentiment ETF commenced operations after December 31, 2020. [VanEck Bitcoin Strategy ETF and VanEck Green Metals ETF have not commenced operations as of the date of this SAI.]
As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees
The Trust pays each Independent Trustee an annual retainer of $110,000, a per meeting fee of $20,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $10,000 for telephonic meetings. Additionally, the Trust pays the Chairman of the Board an annual retainer of $62,000, the Chairman of the Audit Committee an annual retainer of $26,000 and the Chairman of the Governance Committee an annual retainer of $18,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees by the Trust for the fiscal years ended as set forth in the charts below. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.
[TO BE UPDATED]

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

September 30, 2021	David H. Chow	[ ]	[ ]	[N/A]	[N/A]	[ ]
	Laurie A. Hesslein	[ ]	[ ]	[N/A]	[N/A]	[ ]
	R. Alastair Short	[ ]	[ ]	[N/A]	[N/A]	[ ]
	Peter J. Sidebottom	[ ]	[ ]	[N/A]	[N/A]	[ ]
	Richard D. Stamberger	[ ]	[ ]	[N/A]	[N/A]	[ ]
	Jan F. van Eck(3)	[ ]	[ ]	[N/A]	[N/A]	[ ]

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

December 31, 2020	David H. Chow	$279,917	$0	N/A	N/A	$279,917
	Laurie A. Hesslein(2)	200,00	$0	N/A	N/A	$200,000
	R. Alastair Short	$226,000	$0	N/A	N/A	$351,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$179,832	$43,600	N/A	N/A	$333,432
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

April 30, 2021	David H. Chow	$279,917	$0	N/A	N/A	$279,917
	Laurie A. Hesslein(2)	$200,000	$0	N/A	N/A	$200,000
	R. Alastair Short	$226,000	$0	N/A	N/A	$351,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$179,832	$43,600	N/A	N/A	$333,432
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0
(1)The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(2)Ms. Hesslein became a Board member in September 2019.

(3)“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisers, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. The Trust's Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Funds. They will charge you a fee for this service. Each Fund’s complete schedule of portfolio holdings is also available through the Funds’ website, at www.vaneck.com or by calling 800.826.2333.

POTENTIAL CONFLICTS OF INTEREST
The Advisers (and their principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Advisers served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that each Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Advisers have implemented procedures to monitor trading across the Funds and their Other Clients. Furthermore, an Adviser may recommend a Fund purchase securities of issuers to which it, or its affiliate, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, the Adviser has adopted procedures to minimize such conflicts.

CODE OF ETHICS
The Funds, the Advisers, the Sub-Adviser (with respect to the China Funds) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities or instruments that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

The following information supplements and should be read in conjunction with the “Management of the Funds” section of each Prospectus.

Investment Advisers and Sub-Adviser
Van Eck Associates Corporation (All Funds except VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and the China Funds).
VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEAC has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by VEAC’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and each Adviser are discussed above.
VEAC serves as investment adviser to VanEck Gold Miners ETF pursuant to an investment management agreement between VanEck Gold Miners ETF and VEAC (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds except VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF, pursuant to various investment management agreements between the Trust and VEAC (each a “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “VEAC Investment Management Agreement”). Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. VEAC is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck India Growth Leaders ETF will be made outside of India.
Investments in the securities of other investment companies (“underlying funds”) may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Muni Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Muni Allocation ETF’s shareholders will indirectly bear the VanEck Muni Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Muni Allocation ETF’s shareholders directly bear in connection with the VanEck Muni Allocation ETF’s own operations.
The China Funds. VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of the China Funds’ assets allocated to it. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Trust and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of the China Funds’ assets allocated to it.
VEAC serves as investment adviser to each of the China Funds pursuant to the Investment Management Agreement. Under the Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of the China Funds, manages and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of the China Funds’ assets, respectively. The Sub-Adviser serves as investment sub-adviser to the China Funds pursuant to investment sub-advisory agreements between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreements”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the China Funds’ assets allocated to it.
In rendering investment sub-advisory services to VanEck China Bond ETF, the Sub-Adviser may use portfolio management, research and other services of China Asset Management Co., Ltd. (“ChinaAMC Beijing”), an affiliate of the Sub-Adviser. ChinaAMC Beijing is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. ChinaAMC Beijing has entered into a Memorandum of Understanding (“MOU”) with the Sub-Adviser pursuant to which ChinaAMC Beijing is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from ChinaAMC Beijing may render portfolio management, research and other services to VanEck China Bond ETF under the MOU and are subject to supervision by the Sub-Adviser.
Van Eck Absolute Return Advisers Corporation (VanEck Bitcoin Strategy ETF and VanEck Inflation Allocation ETF only.)
VEARA acts as investment adviser to the VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and the Cayman Subsidiary and, subject to the general supervision of the Board is responsible for the day-to-day investment management of the VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and the Cayman Subsidiary. VEARA is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts.

VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and commodity trading advisor under the CEA. VEARA serves as investment adviser to the Funds pursuant to investment management agreements between the Trust and VEARA (each a “VEARA Investment Management Agreement” and together with the VEAC Investment Management Agreement, the “Investment Management Agreements”). Under each VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the VanEck Bitcoin Strategy ETF and VanEck Inflation Allocation ETF, manages the investment of the VanEck Bitcoin Strategy ETF's and the VanEck Inflation Allocation ETF’s assets. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the VanEck Bitcoin Strategy ETF and VanEck Inflation Allocation ETF. Investments in underlying funds may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Inflation Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Inflation Allocation ETF’s shareholders will indirectly bear the VanEck Inflation Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Inflation Allocation ETF’s shareholders directly bear in connection with the VanEck Inflation Allocation ETF’s own operations. To minimize the duplication of fees, VEARA has agreed to waive the management fee it charges to the VanEck Inflation Allocation ETF by any amount it collects as a management fee from an underlying fund managed by the VEARA or VEAC, as a result of an investment of the VanEck Inflation Allocation ETF’s assets in such underlying fund.
All Funds
Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify VEAC and VEARA for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to the China Funds, pursuant to the Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under each Investment Management Agreement, each Adviser is paid a monthly fee based on a percentage of each applicable Fund's average daily net assets at the annual rate set forth below.
From time to time, the applicable Adviser may waive all or a portion of its fees for certain Funds. Until at least each date set forth below, the applicable Adviser has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of each Fund except for VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck China Growth Leaders ETF, VanEck Inflation Allocation ETF and VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of such Fund’s average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay Fund and Mauritius Subsidiary expenses to the extent necessary to prevent the operating expenses of VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Mauritius Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEARA has agreed to waive fees and/or pay Fund and Cayman Subsidiary expenses in an amount equal to the fees paid to VEARA by the Cayman Subsidiary and to the extent necessary to prevent the operating expenses of VanEck Inflation Allocation ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Cayman Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck China Growth Leaders ETF (excluding acquired fund fees and expenses, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of its average daily net assets per year.
Under the VEAC Investment Management Agreement for the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, VEAC is responsible for all expenses of the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, each applicable Fund has agreed to pay VEAC an annual unitary management fee equal to the percentage of each Fund’s average daily net assets as set forth below. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay all such offering costs until at least September 1, 2022.

Under the VEAC Investment Management Agreement for the VanEck Energy Income ETF, VEAC is responsible for all expenses of the VanEck Energy Income ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2022.
Under the VEAC Investment Management Agreement for the VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck Investment Grade Floating Rate ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF, VEAC is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2022.

Under the VEAC Investment Management Agreement for the VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Morningstar Durable Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, VEAC is responsible for all expenses of the VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Morningstar Durable Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2023.

VEARA is responsible for all expenses of the VanEck Bitcoin Strategy ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses (except that VEARA will pay any net account or similar fees charged by FCMs), taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2023.

Under the VEAC Investment Management Agreement for the VanEck Green Metals ETF, VEAC is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2023.

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
BDC Income ETF	0.40%	N/A	September 1, 2022
CEF Muni Income ETF	0.40%	N/A	September 1, 2022
China Bond ETF	0.40%	0.50%	September 1, 2022
Emerging Markets High Yield Bond ETF	0.40%	N/A	September 1, 2022
Fallen Angel High Yield Bond ETF	0.35%	N/A	September 1, 2022
Green Bond ETF	0.20%	N/A	September 1, 2022

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
High Yield Muni ETF	0.35%	N/A	September 1, 2022
HIP Sustainable Muni ETF	0.24%	N/A	September 1, 2022
Intermediate Muni ETF	0.24%	N/A	September 1, 2022
International High Yield Bond ETF	0.40%	N/A	September 1, 2022
Investment Grade Floating Rate ETF	0.14%	N/A	September 1, 2022
J.P. Morgan EM Local Currency Bond ETF	0.27%	0.30%	September 1, 2022
Long Muni ETF	0.24%	N/A	September 1, 2022
Moody's Analytics BBB Corporate Bond ETF	0.25%	N/A	September 1, 2022
Moody's Analytics IG Corporate Bond ETF	0.20%	N/A	September 1, 2022
Mortgage REIT Income ETF	0.40%	N/A	September 1, 2022
Muni Allocation ETF	0.08%	N/A	September 1, 2022
Preferred Securities ex Financials ETF	0.40%	N/A	September 1, 2022
Short High Yield Muni ETF	0.35%	N/A	September 1, 2022
Short Muni ETF	0.20%	N/A	September 1, 2022

Biotech ETF	0.35%	N/A	[February 1, 2023]
Digital Transformation ETF	0.50%	N/A	[February 1, 2023]
Energy Income ETF	0.45%	N/A	[February 1, 2022]
Environmental Services ETF	0.50%	0.55%	[February 1, 2022]
Gaming ETF	0.50%	0.65%	[February 1, 2022]
Inflation Allocation ETF*	0.50%	0.55%	[February 1, 2022]
Long/Flat Trend ETF	0.50%	0.55%	[February 1, 2022]
Morningstar Durable Dividend ETF	0.29%	N/A	[February 1, 2023]
Morningstar ESG Moat ETF	0.45%	0.49%	[February 1, 2023]
Morningstar Global Wide Moat ETF	0.45%	0.52%	[February 1, 2022]
Morningstar International Moat ETF	0.50%	0.56%	[February 1, 2022]
Morningstar Wide Moat ETF	0.45%	0.49%	[February 1, 2022]
Pharmaceutical ETF	0.35%	N/A	[February 1, 2023]
Retail ETF	0.35%	N/A	[February 1, 2023]
Semiconductor ETF	0.35%	N/A	[February 1, 2023]
Social Sentiment ETF	0.75%	N/A	[February 1, 2023]
Video Gaming and eSports ETF	0.50%	0.55%	[February 1, 2022]

Africa Index ETF	0.50%	0.78%	May 1, 2022
Agribusiness ETF	0.50%	0.56%	May 1, 2022
Bitcoin Strategy ETF	0.65%	N/A	May 1, 2023
Brazil Small-Cap ETF	0.50%	0.59%	May 1, 2022
ChinaAMC SME-ChiNext ETF	0.50%	0.65%	May 1, 2022
China Growth Leaders ETF	0.50%	0.60%	May 1, 2022
Egypt Index ETF	0.50%	0.94%	May 1, 2022
Gold Miners ETF	0.50%	0.53%	May 1, 2022
Green Metals ETF	0.59%	N/A	May 1, 2023
India Growth Leaders ETF	0.50%	0.75%	May 1, 2023
Indonesia Index ETF	0.50%	0.57%	May 1, 2022
Israel ETF	0.50%	0.59%	May 1, 2022

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
Junior Gold Miners ETF	0.50%	0.56%	May 1, 2022
Low Carbon Energy ETF	0.50%	0.62%	May 1, 2022
Natural Resources ETF	0.50%	0.49%	May 1, 2022
Oil Refiners ETF	0.50%	0.59%	May 1, 2022
Oil Services ETF	0.35%	0.35%	May 1, 2022
Rare Earth/Strategic Metals ETF	0.50%	0.57%	May 1, 2022
Russia ETF**	0.50%	0.62%	May 1, 2022
Russia Small-Cap ETF**	0.50%	0.67%	May 1, 2022
Steel ETF	0.50%	0.55%	May 1, 2022
Uranium+Nuclear Energy ETF	0.50%	0.60%	May 1, 2022
Vietnam ETF	0.50%	0.76%	May 1, 2022
*For purposes of calculating the fees for the VanEck Inflation Allocation ETF, the net assets of VanEck Inflation Allocation ETF include the value of VanEck Inflation Allocation ETF’s interest in the Cayman Subsidiary.

**Expense Cap excludes depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Russia ETF and VanEck Russia Small-Cap ETF, respectively.

The management fees paid by each Fund and the expenses waived or assumed by the applicable Adviser during the Funds’ last three fiscal years, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund, are set forth in the chart below. [TO BE UPDATED]

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2019	2020	2021	2019	2020	2021

VanEck BDC Income ETF††	April 30th	$790,955	$866,413	$1,035,972	$122,930	$165,099	$138,962
VanEck CEF Muni Income ETF**	April 30th	$469,221	$638,959	$633,357	$93,228	$67,473	$0
VanEck China Bond ETF	April 30th	$18,279	$17,787	$160,811	$79,653	$134,871	$71,206
VanEck Emerging Markets High Yield Bond ETF††	April 30th	$1,148,342	$1,268,560	$1,965,965	$171,184	$226,035	$227,753
VanEck Fallen Angel High Yield Bond ETF††	April 30th	$4,087,190	$5,297,274	$13,474,169	$981,342	$1,063,209	$2,573,466
VanEck Green Bond ETF††	April 30th	$78,830	$97,108	$176,324	$155,235	$166,308	$225,350
VanEck High Yield Muni ETF*	April 30th	$8,782,454	$11,111,433	$10,439,300	$0	$0	$0
VanEck HIP Sustainable Muni ETF(1)	April 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Intermediate Muni ETF*	April 30th	$3,985,114	$4,309,785	$4,087,387	$0	$0	$0
VanEck International High Yield Bond ETF††	April 30th	$557,010	$439,036	$400,413	$187,879	$240,655	$156,488
VanEck Investment Grade Floating Rate ETF††	April 30th	$1,918,293	$1,770,125	$1,648,059	$1,436,344	$1,313,517	$1,167,598
VanEck J.P. Morgan EM Local Currency Bond ETF	April 30th	$13,212,209	$12,637,396	$8,952,123	$4,676,220	$2,773,632	$340,005
VanEck Long Muni ETF*	April 30th	$352,675	$458,216	$529,294	$0	$0	$0
VanEck Moody's Analytics BBB Corporate Bond ETF(2)	April 30th	N/A	N/A	$10,228	N/A	N/A	$0
VanEck Moody's Analytics IG Corporate Bond ETF(2)	April 30th	N/A	N/A	$12,227	N/A	N/A	$0

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Mortgage REIT Income ETF††	April 30th	$594,015	$738,169	$840,540	$107,324	$160,577	$172,617
VanEck Muni Allocation ETF(3)**	April 30th	N/A	$3,095	$3,920	N/A	$46,557	$0
VanEck Preferred Securities ex Financials ETF††	April 30th	$2,125,999	$2,779,281	$3,142,918	$245,076	$256,042	$237,827
VanEck Short High Yield Muni ETF*	April 30th	$585,337	$876,690	$860,132	$0	$0	$0
VanEck Short Muni ETF*	April 30th	$404,689	$402,287	$465,944	$0	$0	$0

		2019	2020	2021	2019	2020	2021
VanEck Biotech ETF†††	September 30th	$1,364,903	$1,411,239	[ ]	$197,996	$160,681	[ ]
VanEck Digital Transformation ETF(4)	September 30th	N/A	N/A	[ ]	N/A	N/A	[ ]
VanEck Environmental Services ETF	September 30th	$147,606	$169,331	[ ]	$74,358	$101,413	[ ]
VanEck Gaming ETF	September 30th	$131,776	$165,791	[ ]	$75,639	$88,120	[ ]
VanEck Inflation Allocation ETF(5)	September 30th	$111,688	$108,692	[ ]	$83,936	$123,057	[ ]
VanEck Long/Flat Trend ETF(6)	September 30th	$295,086	$259,201	[ ]	$70,183	$109,661	[ ]
VanEck Morningstar Durable Dividend ETF(7)†††	September 30th	$24,336	$79,598	[ ]	$71,507	$120,921	[ ]
VanEck Morningstar ESG Moat ETF(8)	September 30th	N/A	N/A	[ ]	N/A	N/A	[ ]
VanEck Morningstar Global Wide Moat ETF(9)	September 30th	$17,090	$35,682	[ ]	$73,915	$120,765	[ ]
VanEck Morningstar International Moat ETF	September 30th	$417,289	$320,356	[ ]	$98,409	$118,906	[ ]
VanEck Morningstar Wide Moat ETF	September 30th	$9,154,293	$14,106,785	[ ]	$0	$0	[ ]
VanEck Pharmaceutical ETF†††	September 30th	$707,676	$705,625	[ ]	$150,850	$138,347	[ ]
VanEck Retail ETF†††	September 30th	$314,687	$375,184	[ ]	$113,648	$131,054	[ ]
VanEck Semiconductor ETF†††	September 30th	$3,694,199	$6,658,157	[ ]	$386,331	$345,202	[ ]
VanEck Social Sentiment ETF(10)	September 30th	N/A	N/A	[ ]	N/A	N/A	[ ]
VanEck Video Gaming and eSports ETF(11)	September 30th	$85,821	$935,048	[ ]	$74,286	$59,209	[ ]

		November 30, 2019	September 30, 2020	September 30, 2021	November 30, 2019	September 30, 2020	September 30, 2021
VanEck Energy Income ETF*†	September 30th	$327,476	$100,109	[ ]	$0	$0	[ ]

		2018	2019	2020	2018	2019	2020
VanEck Africa Index ETF	December 31st	$341,222	$279,894	$211,779	$86,405	$65,774	$57,606
VanEck Agribusiness ETF	December 31st	$4,257,368	$3,615,501	$3,045,901	$0	$0	$0
VanEck Bitcoin Strategy ETF(12)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Brazil Small-Cap ETF	December 31st	$463,249	$447,572	$282,104	$114,798	$89,704	$131,494

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck China Growth Leaders ETF	December 31st	$320,689	$356,650	$227,466	$207,518	$333,269	$302,827
VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31st	$107,722	$136,485	$184,554	$109,790	$118,619	$183,092
VanEck Egypt Index ETF	December 31st	$293,582	$196,464	$115,230	$123,623	$39,809	$28,822
VanEck Gold Miners ETF	December 31st	$41,227,849	$53,842,504	$74,909,513	$0	$0	$0
VanEck Green Metals ETF(13)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck India Growth Leaders ETF	December 31st	$1,265,299	$760,484	$401,208	$0	$0	$155,333
VanEck Indonesia Index ETF	December 31st	$271,381	$215,052	$166,361	$96,596	$98,777	$132,060
VanEck Israel ETF	December 31st	$237,652	$268,083	$298,647	$197,740	$166,870	$116,929
VanEck Junior Gold Miners ETF	December 31st	$22,475,631	$21,262,348	$26,972,600	$0	$0	$0
VanEck Low Carbon Energy ETF	December 31st	$440,137	$453,986	$685,772	$19,811	$25,109	$29,968
VanEck Natural Resources ETF	December 31st	$493,291	$353,318	$248,945	$214,036	$206,461	$203,578
VanEck Oil Refiners ETF	December 31st	$231,978	$119,831	$90,743	$58,382	$102,490	$125,778
VanEck Oil Services ETF	December 31st	$5,069,630	$2,719,707	$1,781,434	$421,185	$305,084	$254,131
VanEck Rare Earth/Strategic Metals ETF	December 31st	$866,271	$847,063	$831,684	$68,090	$60,775	$71,288
VanEck Russia ETF	December 31st	$8,560,553	$6,614,532	$5,412,011	$0	$0	$0
VanEck Russia Small-Cap ETF	December 31st	$228,252	$176,212	$152,411	$79,989	$150,684	$169,231
VanEck Steel ETF	December 31st	$645,429	$292,623	$234,556	$72,961	$89,706	$183,792
VanEck Uranium+Nuclear Energy ETF	December 31st	$138,766	$121,444	$95,610	$68,638	$78,447	$123,504
VanEck Vietnam ETF	December 31st	$1,893,406	$2,142,303	$1,852,953	$0	$0	$0
*As noted above, each Municipal Fund and the VanEck Energy Income ETF has adopted a unitary management fee.
**Effective November 1, 2019, each of VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF has adopted a unitary management fee.
† Effective September 9, 2020, VanEck Energy Income ETF changed its fiscal year-end from November 30th to September 30th.
†† Effective May 1, 2021, each of VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck Investment Grade Floating Rate ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF has adopted a unitary management fee.
††† Effective October 1, 2021, each of VanEck Biotech ETF, VanEck Morningstar Durable Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF has adopted a unitary management fee.
(1) VanEck HIP Sustainable Muni ETF did not commence operations until September 8, 2021.
(2)    Each of VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF did not commence operations until December 1, 2020.
(3) VanEck Muni Allocation ETF did not commence operations until May 15, 2019.
(4) VanEck Digital Transformation ETF did not commence operations until April 12, 2021.
(5) VanEck Inflation Allocation ETF did not commence operations until April 9, 2018.
(6) VanEck Long/Flat Trend ETF did not commence operations until October 4, 2017.
(7) VanEck Morningstar Durable Dividend ETF did not commence operations until October 30, 2018.
(8) VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021.
(9) VanEck Morningstar Global Wide Moat ETF did not commence operations until October 30, 2018.
(10) VanEck Social Sentiment ETF did not commence operations until March 2, 2021.
(11) VanEck Video Gaming and eSports ETF did not commence operations until October 16, 2018.
(12) [VanEck Bitcoin Strategy ETF has not commenced operations as of the date of this SAI.]

(13) [VanEck Green Metals ETF has not commenced operations as of the date of this SAI.]

With respect to the China Funds, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreements, VEAC (not the China Funds) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.

The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to each Fund’s Sub-Adviser and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Funds’ last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended April 30,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended April 30,
Fund	2019	2020	2021	2019	2020	2021
VanEck China Bond ETF	$0	$0	$0	N/A	N/A	N/A

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2018	2019	2020	2018	2019	2020
VanEck China Growth Leaders ETF	$20,298	$0	$0	0.03%	0.00%	0.00%
VanEck Vectors ChinaAMC SME-ChiNext ETF	$0	$0	$0	0.00%	0.00%	0.00%
Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreements terminate automatically upon assignment and are terminable at any time without penalty as to the China Funds by the Board, or by vote of the holders of a majority of each China Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by VEAC on six (6) months’ written notice to the Sub-Adviser or by the Sub-Adviser on six (6) months’ written notice to VEAC and the Trust.
Mauritius Subsidiary Investment Management Agreement. VEAC provides an investment program for the Mauritius Subsidiary and manages the investment of the Mauritius Subsidiary’s assets under the overall supervision of the Board of Directors of the Mauritius Subsidiary. Pursuant to a management agreement between VEAC and the Mauritius Subsidiary (the “Mauritius Subsidiary Investment Management Agreement”), VEAC does not receive any fees from the Mauritius Subsidiary.
The Mauritius Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Mauritius Subsidiary by the Board of Directors of the Mauritius Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Mauritius Subsidiary’s outstanding voting securities on 60 days’ written notice to VEAC, or by VEAC on 60 days’ written notice to the Mauritius Subsidiary. Pursuant to the Mauritius Subsidiary Investment Management Agreement, VEAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mauritius Subsidiary in connection with the performance of the Mauritius Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEAC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Cayman Subsidiary Investment Management Agreement. VEARA provides an investment program for the Cayman Subsidiary and manages the investment of the Cayman Subsidiary’s assets under the overall supervision of the Board of Directors of the Cayman Subsidiary. Pursuant to a management agreement between VEARA and the Cayman Subsidiary (the “Cayman Subsidiary Investment Management Agreement”), VEARA will receive certain fees for managing the Cayman Subsidiary’s assets and will waive or credit such amounts against the fees payable to VEARA by VanEck Inflation Allocation ETF.
The Cayman Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Cayman Subsidiary by the Board of Directors of the Cayman Subsidiary, the

Trust’s Independent Trustees or by vote of the holders of a majority of the Cayman Subsidiary’s outstanding voting securities on 60 days’ written notice to VEARA, or by VEARA on 60 days’ written notice to the Cayman Subsidiary. Pursuant to the Cayman Subsidiary Investment Management Agreement, VEARA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Cayman Subsidiary in connection with the performance of the Cayman Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEARA in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrators
VEAC and VEARA, as applicable, also serve as administrators (in such capacity, each, an “Administrator”) for the Trust pursuant to each respective Investment Management Agreement. Under each Investment Management Agreement, each Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. Each Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Mauritius Administrator
IQ EQ Fund Services (Mauritius) Ltd. (“IQ-EQ”), located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Mauritius Subsidiary’s Mauritius administrator. The Mauritius Subsidiary pays IQ-EQ a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Mauritius Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Mauritius Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Mauritius Subsidiary also reimburses IQ-EQ for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Funds, the Mauritius Subsidiary and the Cayman Subsidiary pursuant to a custodian agreement. As Custodian, State Street holds the Funds’, the Mauritius Subsidiary’s and the Cayman Subsidiary’s assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. State Street serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, State Street provides various accounting services to each of the Funds, except VanEck Gold Miners ETF, pursuant to a fund accounting agreement. VEAC pays a portion of the fee that it receives from VanEck Gold Miners ETF to State Street for providing fund accounting services to VanEck Gold Miners ETF.

The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Advisers, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider
The MVIS® Africa Index (the “Africa Index”), BlueStar Israel Global IndexTM (the "Israel Index”), MVIS® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVIS® Egypt Index (the “Egypt Index”), MVIS® Global Agribusiness Index (the “Agribusiness Index”), MVIS® Global Clean-Tech Metals Index (the “Clean-Tech Metals Index”), MVIS Global Digital Assets Equity Index (the “Digital Assets Equity Index”), MVIS® Global Gaming Index (the “Gaming Index”), MVIS® Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVIS Global Low Energy Index (the “Low Carbon Energy Index”), MVIS® US Mortgage REITs Index (the “Mortgage REITs Index”), MVIS® Global Oil Refiners Index (the “Oil Refiners Index”), MVIS® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVIS® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVIS® Global Video Gaming & eSports Index (the “eSports Index”), MVIS® Indonesia Index (the “Indonesia Index”), MVIS® Moody's Analytics® US BBB Corporate Bond Index (the “BBB Index”), MVIS® Moody's Analytics® US Investment Grade Corporate Bond Index (the “US IG Index”), MVIS® North America Energy Infrastructure Index (the “Energy Index”), MVIS® Russia Index (the “Russia Index”), MVIS® Russia Small-Cap Index (the “Russia Small-Cap Index”), MVIS® US Business Development Companies Index (the “BDC Index”), MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS® US Listed Biotech 25 Index (the “Biotech Index”), MVIS® US Listed Oil Services 25 Index (the “Oil Services Index”), MVIS® US Listed Retail 25 Index (the “Retail Index”), MVIS® US Listed Semiconductor 25 Index (the “Semiconductor Index”) and MVIS® Vietnam Index (the “Vietnam Index”) (each an “MVIS Index,” and collectively, the “MVIS Indices”) are published by MV Index Solutions GmbH (“MVIS”), which is a wholly-owned subsidiary of VEAC. In order to minimize any potential for conflicts caused by the fact that VEAC or its affiliates act as the index provider to a Fund that tracks an MVIS Index, MVIS has retained Solactive AG (“Solactive”), an unaffiliated third party (the “Calculation Agent”), to calculate the MVIS Indices. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MVIS Indices on a daily basis. MVIS will monitor the results produced by the Calculation Agent to help ensure that the MVIS Indices are being calculated in accordance with the applicable rules-based methodology. In addition, VEAC and MVIS have established policies and procedures designed to prevent non-public information about pending changes to an MVIS Index from being used or disseminated in an improper manner.

Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), certain Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
    Each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities. [TO BE UPDATED]

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Biotech ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Energy Income ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Environmental Services ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Gaming ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Inflation Allocation ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Long/Flat Trend ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Morningstar Durable Dividend ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Morningstar Global Wide Moat ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Morningstar International Moat ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Morningstar Wide Moat ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Pharmaceutical ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Retail ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Semiconductor ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VanEck Video Gaming and eSports ETF	9/30/2021	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

VanEck Africa Index ETF	12/31/2020	$24,084	$1,835	$0	$0	$0	$1,474	$0	$3,309	$20,775
VanEck Agribusiness ETF	12/31/2020	$247,739	$23,263	$0	$0	$0	$11,138	$0	$34,401	$213,338
VanEck Brazil Small-Cap ETF	12/31/2020	$60,701	$5,830	$0	$0	$0	$1,251	$0	$7,081	$53,620
VanEck China Growth Leaders ETF	12/31/2020	$3,081	$307	$0	$0	$0	$2	$0	$309	$2,772

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Gold Miners ETF	12/31/2020	$1,299,414	$112,931	$0	$0	$0	$170,468	$0	$283,399	$1,016,015
VanEck Indonesia Index ETF	12/31/2020	$1,448	$139	$0	$0	$0	$59	$0	$198	$1,250
VanEck Israel ETF	12/31/2020	$96,364	$9,583	$0	$0	$0	$181	$0	$9,764	$86,600
VanEck Junior Gold Miners ETF	12/31/2020	$3,948,495	$385,792	$0	$0	$0	$41,749	$0	$427,541	$3,520,954
VanEck Low Carbon Energy ETF	12/31/2020	$37,622	$3,620	$0	$0	$0	$1,869	$0	$5,489	$32,133
VanEck Natural Resources ETF	12/31/2020	$20,050	$1,705	$0	$0	$0	$2,431	$0	$4,136	$15,914
VanEck Oil Refiners ETF	12/31/2020	$1,398	$139	$0	$0	$0	$5	$0	$144	$1,254
VanEck Oil Services ETF	12/31/2020	$1,459,516	$134,187	$0	$0	$0	$10,153	$0	$144,340	$1,315,176
VanEck Rare Earth/Strategic Metals ETF	12/31/2020	$2,181,196	$214,528	$0	$0	$0	$2,579	$0	$217,107	$1,964,089
VanEck Russia ETF	12/31/2020	$31,607	$3,137	$0	$0	$0	$4	$0	$3,141	$28,466
VanEck Russia Small-Cap ETF	12/31/2020	$83,358	$8,160	$0	$0	$0	$883	$0	$9,043	$74,315
VanEck Steel ETF	12/31/2020	$46,172	$4,125	$0	$0	$0	$3,622	$0	$7,747	$38,425
VanEck Uranium+Nuclear Energy ETF	12/31/2020	$11,132	$1,072	$0	$0	$0	$241	$0	$1,313	$9,819
VanEck Vietnam ETF	12/31/2020	$86,260	$7,707	$0	$0	$0	$7,154	$0	$14,861	$71,399

VanEck BDC Income ETF	4/30/2021	$1,139,411	$113,880	$0	$0	$0	$65	$0	$113,945	$1,025,466
VanEck Emerging Markets High Yield Bond ETF	4/30/2021	$56,266	$5,605	$0	$0	$0	$0	$0	$5,605	$50,661
VanEck Fallen Angel High Yield Bond ETF	4/30/2021	$708,699	$70,811	$0	$0	$0	$0	$0	$70,811	$637,888
VanEck Green Bond ETF	4/30/2021	$2,355	$237	$0	$0	$0	$0	$0	$237	$2,118

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck International High Yield Bond ETF	4/30/2021	$19,150	$1,907	$0	$0	$0	$0	$0	$1,907	$17,243
VanEck Investment Grade Floating Rate ETF	4/30/2021	$12,476	$1,239	$0	$0	$0	$0	$0	$1,239	$11,237
VanEck Mortgage REIT Income ETF	4/30/2021	$157,026	$15,687	$0	$0	$0	$0	$0	$15,687	$141,339
VanEck Preferred Securities ex Financials ETF	4/30/2021	$504,367	$50,328	$0	$0	$0	$0	$0	$50,328	$454,039
1Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
2Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
3Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4These administrative fees are not included in the revenue split.
5These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
    The following table lists the number and types of other accounts (excluding the Funds) advised by each Fund’s portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the Funds that they manage. If a portfolio manager is a primary portfolio manager for multiple Funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant Funds, except as otherwise indicated. [TO BE UPDATED]

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered Investment Companies	[38]	[$39,703.33 million]	9/30/2021
	Other Pooled Investment Vehicles	[9]	[$3,228.08 million]	9/30/2021
	Other Accounts	[0]	[$0]	9/30/2021
Guo Hua (Jason) Jin	Registered Investment Companies	[37]	[$39,687.87 million]	9/30/2021
	Other Pooled Investment Vehicles	[9]	[$3,228.08 million]	9/30/2021
	Other Accounts	[0]	[$0]	9/30/2021
James T. Colby III	Registered Investment Companies	0	$0	4/30/2021
	Other Pooled Investment Vehicles	0	$0	4/30/2021
	Other Accounts	0	$0	4/30/2021
Stephanie Wang* (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	4/30/2022
	Other Pooled Investment Vehicles	0	$0	4/30/2022
	Other Accounts	0	$0	4/30/2022
Francis G. Rodilosso	Registered Investment Companies	0	$0	4/30/2021
	Other Pooled Investment Vehicles	3	$128.93 million	4/30/2021
	Other Accounts	0	$0	4/30/2021
David Schassler	Registered Investment Companies	[2]	[$45.23 million]	9/30/2021
	Other Pooled Investment Vehicles	[0]	[$0]	9/30/2021
	Other Accounts	[0]	[$0]	9/30/2021
John Lau (Deputy Portfolio Manager)	Registered Investment Companies	[2]	[$45.23 million]	9/30/2021
	Other Pooled Investment Vehicles	[0]	[$0]	9/30/2021
	Other Accounts	[0]	[$0]	9/30/2021
Gregory F. Krenzer**	Registered Investment Companies	2	$684.39 million	12/31/2021
	Other Pooled Investment Vehicles	0	$0	12/31/2021
	Other Accounts	0	$0	12/31/2021

*Information for Ms. Wang is provided as of June 30, 2021.

** Information for Mr. Krenzer is provided as of September 30, 2021.

None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the funds in the Trust that are managed by Ms. Wang and Messrs. Colby, Jin, Krenzer, Lau, Liao, Rodilosso and Schassler may have different investment strategies, each Fund (except VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Advisers do not believe that management of the various accounts presents a material conflict of interest for Ms. Wang and Messrs. Colby, Jin, Krenzer, Lau, Liao, Rodilosso and Schassler or the Advisers.
China Asset Management (Hong Kong) Limited (relating to the China Funds only).
The following table lists the number and types of other accounts (excluding the China Funds) advised by the portfolio manager(s) at China Asset Management (Hong Kong) Limited and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Cai Jing	Registered Investment Companies	14	$891.7 million	4/30/2021
	Other Pooled Investment Vehicles	4	$1.44 billion	4/30/2021
	Other Accounts	9	$536.79 million	4/30/2021
Max Lan	Registered Investment Companies	12	$2.64 billion	12/31/2020
	Other Pooled Investment Vehicles	0	$0	12/31/2020
	Other Accounts	0	$0	12/31/2020
    Ms. Jing and Mr. Lan manage other funds and mandates, including certain ETFs that have similar investment strategies to the China Funds, which creates conflicts of interest with respect to portfolio management decisions and execution. Ms. Jing and Mr. Lan expect to manage the China Funds and the accounts that have similar investment strategies to these Funds in accordance with their duties with respect to portfolio management decisions and execution.

Portfolio Manager Compensation
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and their affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck Bitcoin Strategy ETF, VanEck Inflation Allocation ETF or VanEck Muni Allocation ETF, may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. VEAC and VEARA have implemented procedures to monitor trading across funds and its Other Clients.
China Asset Management (Hong Kong) Limited (relating to VanEck China Bond ETF, VanEck China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only)
The portfolio manager employed by the Sub-Adviser is paid a base salary and performance-based compensation. The portfolio manager is evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the Sub-Adviser’s whole investment team (including other fund managers and analysts).

Portfolio Manager Share Ownership
The following table lists the dollar range of any Fund Shares beneficially owned by the primary portfolio manager(s) as of the end of each applicable Fund’s last fiscal year, except if otherwise indicated. [TO BE UPDATED]

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Peter H. Liao	VanEck Biotech ETF	September 30, 2021	[None]
	VanEck Digital Transformation ETF	September 30, 2021	[None]
	VanEck Energy Income ETF	September 30, 2021	[None]
	VanEck Environmental Services ETF	September 30, 2021	[$1 to $10,000]
	VanEck Gaming ETF	September 30, 2021	[$1 to $10,000]

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Long/Flat Trend ETF	September 30, 2021	[None]
	VanEck Morningstar Durable Dividend ETF	September 30, 2021	[None]
	VanEck Morningstar ESG Moat ETF	September 30, 2021	[None]
	VanEck Morningstar Global Wide Moat ETF	September 30, 2021	[None]
	VanEck Morningstar International Moat ETF	September 30, 2021	[$50,001 to $100,000]
	VanEck Morningstar Wide Moat ETF	September 30, 2021	[$10,001 to $50,000]
	VanEck Pharmaceutical ETF	September 30, 2021	[None]
	VanEck Retail ETF	September 30, 2021	[None]
	VanEck Semiconductor ETF	September 30, 2021	[$10,001 to $50,000]
	VanEck Social Sentiment ETF	September 30, 2021	[None]
	VanEck Video Gaming and eSports ETF	September 30, 2021	[None]

	VanEck Africa ETF	December 31, 2020	None
	VanEck Agribusiness ETF	December 31, 2020	$1 to $10,000
	VanEck Brazil Small-Cap ETF	December 31, 2020	None
	VanEck China Growth Leaders ETF	December 31, 2020	$1 to $10,000
	VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31, 2020	None
	VanEck Egypt Index ETF	December 31, 2020	None
	VanEck Gold Miners ETF	December 31, 2020	$100,001 to $500,000
	VanEck Green Metals ETF	December 31, 2021	None
	VanEck India Growth Leaders ETF	December 31, 2020	None
	VanEck Indonesia Index ETF	December 31, 2020	None
	VanEck Israel ETF	December 31, 2020	None
	VanEck Junior Gold Miners ETF	December 31, 2020	None
	VanEck Low Carbon Energy ETF	December 31, 2020	$1 to $10,000
	VanEck Natural Resources ETF	December 31, 2020	$1 to $10,000
	VanEck Oil Refiners ETF	December 31, 2020	None
	VanEck Oil Services ETF	December 31, 2020	None
	VanEck Rare Earth/Strategic Metals ETF	December 31, 2020	None
	VanEck Russia ETF	December 31, 2020	$50,001 to $100,000
	VanEck Russia Small-Cap ETF	December 31, 2020	None
	VanEck Steel ETF	December 31, 2020	None
	VanEck Uranium+Nuclear Energy ETF	December 31, 2020	None
	VanEck Vietnam ETF	December 31, 2020	None

	VanEck BDC Income ETF	April 30, 2021	None
	VanEck CEF Muni Income ETF	April 30, 2021	$1 to $10,000
	VanEck Mortgage REIT Income ETF	April 30, 2021	$1 to $10,000
	VanEck Preferred Securities ex Financials ETF	April 30, 2021	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Guo Hua (Jason) Jin	VanEck Biotech ETF	September 30, 2021	[$1 to $10,000]
	VanEck Digital Transformation ETF	September 30, 2021	[None]
	VanEck Energy Income ETF	September 30, 2021	[None]
	VanEck Environmental Services ETF	September 30, 2021	[None]
	VanEck Gaming ETF	September 30, 2021	[$1 to $10,000]
	VanEck Long/Flat Trend ETF	September 30, 2021	[None]
	VanEck Morningstar Durable Dividend ETF	September 30, 2021	[None]
	VanEck Morningstar ESG Moat ETF	September 30, 2021	[None]
	VanEck Morningstar Global Wide Moat ETF	September 30, 2021	[None]
	VanEck Morningstar International Moat ETF	September 30, 2021	[$1 to $10,000]
	VanEck Morningstar Wide Moat ETF	September 30, 2021	[$1 to $10,000]
	VanEck Pharmaceutical ETF	September 30, 2021	[$1 to $10,000]
	VanEck Retail ETF	September 30, 2021	[None]
	VanEck Semiconductor ETF	September 30, 2021	[$1 to $10,000]
	VanEck Social Sentiment ETF	September 30, 2021	[None]
	VanEck Video Gaming and eSports ETF	September 30, 2021	[None]

	VanEck Africa ETF	December 31, 2020	None
	VanEck Agribusiness ETF	December 31, 2020	$1 to $10,000
	VanEck Brazil Small-Cap ETF	December 31, 2020	None
	VanEck China Growth Leaders ETF	December 31, 2020	$1 to $10,000
	VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31, 2020	None
	VanEck Egypt Index ETF	December 31, 2020	None
	VanEck Gold Miners ETF	December 31, 2020	None
	VanEck Green Metals ETF	December 31, 2021	None
	VanEck India Growth Leaders ETF	December 31, 2020	None
	VanEck Indonesia Index ETF	December 31, 2020	None
	VanEck Israel ETF	December 31, 2020	None
	VanEck Junior Gold Miners ETF	December 31, 2020	None
	VanEck Low Carbon Energy ETF	December 31, 2020	None
	VanEck Natural Resources ETF	December 31, 2020	None
	VanEck Oil Refiners ETF	December 31, 2020	None
	VanEck Oil Services ETF	December 31, 2020	None
	VanEck Rare Earth/Strategic Metals ETF	December 31, 2020	$1 to $10,000
	VanEck Russia ETF	December 31, 2020	None
	VanEck Russia Small-Cap ETF	December 31, 2020	None
	VanEck Steel ETF	December 31, 2020	None
	VanEck Uranium+Nuclear Energy ETF	December 31, 2020	None
	VanEck Vietnam ETF	December 31, 2020	$1 to $10,000

	VanEck BDC Income ETF	April 30, 2021	None
	VanEck CEF Muni Income ETF	April 30, 2021	None
	VanEck Mortgage REIT Income ETF	April 30, 2021	$1 to $10,000
	VanEck Preferred Securities ex Financials ETF	April 30, 2021	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
James T. Colby III	VanEck High Yield Muni ETF	April 30, 2021	$1 to $10,000
	VanEck HIP Sustainable Muni ETF	April 30, 2022	None
	VanEck Intermediate Muni ETF	April 30, 2021	$1 to $10,000
	VanEck Long Muni ETF	April 30, 2021	$1 to $10,000
	VanEck Short High Yield Muni ETF	April 30, 2021	None
	VanEck Short Muni ETF	April 30, 2021	$1 to $10,000

Gregory F. Krenzer*	VanEck Bitcoin Strategy ETF	December 31, 2021	None

Stephanie Wang** (Deputy Portfolio Manager)	VanEck HIP Sustainable Muni ETF	April 30, 2022	None

Francis G. Rodilosso	VanEck China Bond ETF	April 30, 2021	None
	VanEck Emerging Markets High Yield Bond ETF	April 30, 2021	$1 to $10,000
	VanEck Fallen Angel High Yield Bond ETF	April 30, 2021	$1 to $10,000
	VanEck Green Bond ETF	April 30, 2021	None
	VanEck International High Yield Bond ETF	April 30, 2021	$1 to $10,000
	VanEck Investment Grade Floating Rate ETF	April 30, 2021	$10,001 to $50,000
	VanEck J.P. Morgan EM Local Currency Bond ETF	April 30, 2021	$10,001 to $50,000
	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30, 2021	None
	VanEck Moody's Analytics IG Corporate Bond ETF	April 30, 2021	None

David Schassler	VanEck Inflation Allocation ETF	September 30, 2021	[$10,001 to $50,000]
	VanEck Muni Allocation ETF	April 30, 2021	$10,001 to $50,000

John Lau (Deputy Portfolio Manager)	VanEck Inflation Allocation ETF	September 30, 2021	[$1 to $10,000***]
	VanEck Muni Allocation ETF	April 30, 2021	None***
* Information for Mr. Krenzer is provided as of September 30, 2021.
** Information for Ms. Wang is provided as of June 30, 2021.
***Mr. Lau became Deputy Portfolio Manager of VanEck Muni Allocation ETF as of September 1, 2020 and VanEck Inflation Allocation ETF as of February 1, 2021. The information included for Mr. Lau in the table above is as of August 7, 2020 and January 15, 2021, respectively.

Ms. Jing and Mr. Lan did not own any Shares of the China Funds, as applicable, as of each of these Funds’ fiscal year ends.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisers and the Sub-Adviser (with respect to the China Funds) look for prompt execution of the order at a favorable price. Generally, the Advisers and the Sub-Adviser (with respect to the China Funds) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisers and the Sub-Adviser (with respect to the China Funds) owe a duty to each of their clients to seek best execution on trades effected. The Advisers and the Sub-Adviser (with respect to the China Funds) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The Sub-Adviser oversees placing orders on behalf of the China Funds’ assets allocated to it for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the China Funds’ assets allocated to it and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with its duty to seek best execution.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
[The VanEck Inflation Allocation ETF experienced a significant increase in portfolio turnover for the fiscal year ended September 30, 2019 that resulted from changes in the allocation of the Fund’s investments between (i) real asset investments and (ii) cash and/or cash equivalents. These allocation changes were driven by the Adviser’s use of a proprietary, rules-based real asset allocation model that adjusts its allocation signals on a monthly basis.]
The VanEck China Growth Leaders ETF experienced a significant increase in portfolio turnover for the fiscal year ended December 31, 2020 related to changes to the Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.

The VanEck Low Carbon Energy ETF may experience a significant increase in portfolio turnover for the fiscal year ending December 31, 2021 related to changes to the Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.

The VanEck Preferred Securities ex Financials ETF may experience a significant increase in portfolio turnover for the fiscal year ending April 30, 2022 related to changes to the Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.

Because the VanEck Social Sentiment ETF did not commence operations until March 2, 2021, any brokerage commissions paid by the Fund are not reflected in this SAI.

Because the VanEck Digital Transformation ETF did not commence operations until April 12, 2021, any brokerage commissions paid by the Fund are not reflected in this SAI.

Because the VanEck HIP Sustainable Muni ETF did not commence operations until September 8, 2021 any brokerage commissions paid by the Fund are not reflected in this SAI.

Because the VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021 any brokerage commissions paid by the Fund are not reflected in this SAI.

[Because the VanEck Bitcoin Strategy ETF has not commenced operations as of the date of this SAI, there have been no payments by the Fund for brokerage commissions.]

[Because the VanEck Green Metals ETF has not commenced operations as of the date of this SAI, there have been no payments by the Fund for brokerage commissions.]

The aggregate brokerage commissions paid by each Fund during its last three fiscal years as applicable, are set forth in the charts below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,

Fund	2018	2019	2020
VanEck Africa Index ETF	$57,764	$115,956	$56,596
VanEck Agribusiness ETF	$210,236	$225,512	$117,404
VanEck Bitcoin Strategy ETF(ix)	N/A	N/A	N/A
VanEck Brazil Small-Cap ETF	$83,172	$70,963	$49,196
VanEck China Growth Leaders ETF*	$78,990	$76,461	$357,220
VanEck Vectors ChinaAMC SME-ChiNext ETF*	$14,503	$24,689	$57,202
VanEck Egypt Index ETF	$253,362	$182,763	$63,024
VanEck Gold Miners ETF*	$2,184,205	$1,283,236	$2,130,931
VanEck Green Metals ETF(x)	N/A	N/A	N/A
VanEck India Growth Leaders ETF	$287,761	$176,636	$200,956
VanEck Indonesia Index ETF	$14,980	$8,253	$8,303
VanEck Israel ETF*	$13,528	$9,632	$17,307
VanEck Junior Gold Miners ETF*	$1,296,499	$1,153,770	$2,176,685
VanEck Low Carbon Energy ETF*	$38,159	$51,212	$115,125
VanEck Natural Resources ETF*	$33,166	$24,487	$191,345
VanEck Oil Refiners ETF	$28,444	$13,421	$13,482
VanEck Oil Services ETF	$278,814	$129,778	$123,569
VanEck Rare Earth/Strategic Metals ETF	$295,416	$395,792	$401,328
VanEck Russia ETF*	$449,142	$301,554	$394,918
VanEck Russia Small-Cap ETF*	$40,232	$19,994	$27,066
VanEck Steel ETF	$28,669	$16,622	$13,615
VanEck Uranium+Nuclear Energy ETF	$12,907	$5,247	$6,715
VanEck Vietnam ETF	$423,451	$389,195	$252,837

*VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Gold Miners ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Russia ETF and VanEck Russia Small-Cap ETF experienced increased aggregate brokerage commissions in 2020 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2019	2020	2021
VanEck BDC Income ETF	$36,263	$41,895	$92,314
VanEck CEF Muni Income ETF	$20,436	$13,782	$25,177
VanEck China Bond ETF	$395	$212	$20,376
VanEck Emerging Markets High Yield Bond ETF	$ –	$5,903	$ –
VanEck Fallen Angel High Yield Bond ETF	$ –	$ –	$ –
VanEck Green Bond ETF	$ –	$ –	$ –
VanEck High Yield Muni ETF	$ –	$ –	$ –
VanEck HIP Sustainable Muni ETF(vii)	N/A	N/A	N/A
VanEck Intermediate Muni ETF	$ –	$ –	$ –
VanEck International High Yield Bond ETF	$10	$ –	$ –
VanEck Investment Grade Floating Rate ETF	$ –	$ –	$ –
VanEck J.P. Morgan EM Local Currency Bond ETF	$ –	$ –	$ –
VanEck Long Muni ETF	$ –	$ –	$ –
VanEck Mortgage REIT Income ETF	$61,941	$19,526	$90,919
VanEck Moody's Analytics BBB Corporate Bond ETF(iv)	N/A	N/A	$ –
VanEck Moody's Analytics IG Corporate Bond ETF(iv)	N/A	N/A	$ –
VanEck Muni Allocation ETF(iii)	N/A	$6,111	$6,710
VanEck Preferred Securities ex Financials ETF	$207,661	$156,987	$262,101
VanEck Short High Yield Muni ETF	$ –	$ –	$ –
VanEck Short Muni ETF	$ –	$ –	$ –

[TO BE UPDATED]
	Brokerage Commissions Paid During the Fiscal Year Ended September 30,

Fund	2018	2019	2020
VanEck Biotech ETF	$221,295	$134,338	$134,789
VanEck Digital Transformation ETF(vi)	N/A	N/A	N/A
VanEck Environmental Services ETF	$7,811	$10,438	$15,645
VanEck Gaming ETF†	$15,877	$7,650	$16,059
VanEck Inflation Allocation ETF(ii)	$7,026	$51,977	$32,459
VanEck Long/Flat Trend ETF(ii)	$10,393	$26,733	$308
VanEck Morningstar Durable Dividend ETF(ii)	N/A	$3,455	$7,480
VanEck Morningstar ESG Moat ETF(viii)	N/A	N/A	N/A
VanEck Morningstar Global Wide Moat ETF(ii)	N/A	$1,907	$3,329
VanEck Morningstar International Moat ETF	$66,195	$55,701	$43,199
VanEck Morningstar Wide Moat ETF	$454,958	$762,147	$752,459
VanEck Pharmaceutical ETF	$69,305	$50,316	$48,096
VanEck Retail ETF	$18,485	$13,467	$19,774
VanEck Semiconductor ETF	$265,060	$199,835	$191,129
VanEck Social Sentiment ETF(v)	N/A	N/A	N/A
VanEck Video Gaming and eSports ETF(ii)†	N/A	$11,085	$104,297

	Brokerage Commissions Paid During the Fiscal Year Ended

Fund	November 30, 2018	November 30, 2019	September 30, 2020
VanEck Energy Income ETF(i)	$24,375	$46,890	$10,527

(i) VanEck Energy Income ETF experienced increased aggregate brokerage commissions in 2019 due to an increase in the number of portfolio transactions. Effective September 9, 2020, VanEck Energy Income ETF changed its fiscal year-end from November 30th to September 30th.

(ii) VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF and VanEck Video Gaming and eSports ETF did not commence operations until October 4, 2017, October 30, 2018, October 30, 2018, April 9, 2018 and October 16, 2018 respectively.

(iii) VanEck Muni Allocation ETF did not commence operations until May 15, 2019.

(iv) VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF did not commence operations until December 1, 2020.

(v) VanEck Social Sentiment ETF did not commence operations until March 2, 2021.

(vi) VanEck Digital Transformation ETF did not commence operations until April 12, 2021.

(vii)VanEck HIP Sustainable Muni ETF did not commence operations until September 8, 2021.

(viii) VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021.

(ix) [VanEck Bitcoin Strategy ETF has not commenced operations as of the date of this SAI.]

(x) [VanEck Green Metals ETF has not commenced operations as of the date of this SAI.]

† VanEck Gaming ETF and VanEck Video Gaming & eSports ETF experienced increased aggregate brokerage commissions for the fiscal year ended September 30, 2020 due to an increase in the number of portfolio transactions.

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General
The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.

Fund Deposit
The consideration for a purchase of Creation Units of certain Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash computed as described below (the "Cash Component"). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash.
The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities plus applicable transaction fees (as described below).
Each Administrator, through the NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), a list of the names and the required amounts of each Deposit Security that each Fund would accept as Fund Deposit that day. Such Fund Deposit is applicable, subject to any adjustments as described below, until such time as the next-announced Fund Deposit composition is made available.
Each Fund reserves the right to permit or require the substitution of an amount of cash—referred to as "cash in lieu" - to replace any Deposit Security. This may occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the Trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or not eligible for trading by an Authorized Participant or the investor for which it is acting. In such cases where the Trust makes Market Purchases (as defined below) because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisers’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities may be at the expense of each Fund and, to the extent such commissions are at the expense of a Fund, will affect the value of all Shares of the Fund, but the Advisers may adjust the transaction fee to protect ongoing shareholders.
Each Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund.

Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person must be an “Authorized Participant” which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a Fund that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (as it may be amended from time to time in accordance with its terms) ("Participant Agreement").
All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor, as generally described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
In connection with all orders to create Creation Units for certain Funds that invest in markets that require prefunding (including, for example, the China Funds), the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 115% of the net asset value of the Funds’ shares included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s). The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of certain Funds may be placed through the Clearing Process utilizing procedures applicable to funds holding domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Trust by the second (2nd) Business Day, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor (“T+2”).

Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite amounts of Deposit Securities through DTC to the account of the Trust by no later than 5:00 p.m., Eastern time, of the next Business Day immediately following the Transmittal Date.
All questions as to the amounts of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 5:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through an Authorized Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create     Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds
The following section does not apply to VanEck Bitcoin Strategy ETF. For a discussion regarding the Fund’s investments, see the “Investment Policies and Restrictions—General” section above.
The Distributor will inform the Transfer Agent, the Advisers and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor for any reason, including but not limited to the following: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrators, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisers, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisers make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisers, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
A standard (fixed) creation transaction fee for each Fund payable to the Custodian, in the amount set forth in the table found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. However, the Custodian may increase the standard (fixed) creation transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.

    In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivative transactions, applicable registration fees, brokerage commissions and certain taxes. An Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.
The Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) are made available by each Administrator, through NSCC, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each day that the NYSE is open for business. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, and will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
The redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the relevant Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee
The standard (fixed) redemption transaction fee for each Fund payable to the Custodian, in the amount set forth in the chart found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction. However, the Custodian may increase the standard (fixed) redemption transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addition, a variable charge for cash redemptions or redemptions outside the Clearing Process may be imposed. In the case of cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund), an additional variable charge may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivatives transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). An Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will the variable fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time.

Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent (T+2). An additional variable redemption transaction fee may also be imposed.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds
The following section does not apply to VanEck Bitcoin Strategy ETF. For a discussion regarding the Fund’s investments, see the “Investment Policies and Restrictions—General” section above.
Arrangements satisfactory to the Trust must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within two Business Days following the date on which such request for redemption is deemed received (T+2). Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Each of VanEck India Growth Leaders ETF and VanEck China Bond ETF generally intends to settle redemption transactions on the third (3rd) Business Day following the date on which such request for redemption is deemed received date (“T+3”).

The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Advisers. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Advisers believe it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by each Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, for certain Funds, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect certain Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
For VanEck Bitcoin Strategy ETF, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the corporate tax rate as well as state and local income taxes. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund may accrue a deferred income tax liability balance at the corporate tax rate, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies
Each Fund (except VanEck Bitcoin Strategy ETF)

Dividends from net investment income, if any, are declared and paid monthly for VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund, quarterly for each of VanEck BDC Income ETF, VanEck Energy Income ETF, VanEck Morningstar Durable Dividend ETF, VanEck Mortgage REIT Income ETF and VanEck Pharmaceutical ETF, and at least annually by each other Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking (for each Fund except VanEck Inflation Allocation ETF or VanEck Muni Allocation ETF) or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that virtually all net income (interest less expenses) will be distributed annually for VanEck Morningstar Global Wide Moat ETF and VanEck Video Gaming and eSports ETF, monthly for VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund and quarterly for VanEck BDC Income ETF, VanEck Morningstar Durable Dividend ETF, VanEck Energy Income ETF and VanEck Mortgage REIT Income ETF, while capital gains distributions will generally occur annually in December. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

VanEck Bitcoin Strategy ETF (only)
Distributions (if any) by the Fund of cash or property in respect of the Shares, whether taken in cash or reinvested in Shares, will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.
All Funds
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. With respect to all Funds (except VanEck Bitcoin Strategy ETF), the Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and, with respect to the Equity Income Funds and Fixed Income Funds, net tax exempt interest income, of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund (except VanEck Bitcoin Strategy ETF) as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
[As of the date of this SAI, no entity beneficially or of record owned any voting securities of VanEck Bitcoin Strategy ETF or VanEck Green Metals ETF.]

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund, as of the dates indicated, were as follows: [TO BE UPDATED]

Date	Fund	Fiscal Year End	Name and Address of Owner of Record	Percentage of Class of Fund Owned
December 31, 2020	VanEck Biotech ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	[15.56%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[14.39%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	[7.22%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[6.45%]
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	[5.76%]
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	[5.57%]
December 31, 2020	VanEck Energy Income ETF	September 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[24.58%]
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	[15.8%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[13.71%]
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	[8.85%]
December 31, 2020	VanEck Environmental Services ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[15.59%]
			Citigroup Global Markets, Inc. 390 Greenwich St, New York, NY 10013	[12.5%]
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	[11.00%]
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	[9.95%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[8.4%]
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	[7.37%]

			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	[6.15%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	[6.07%]
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	[5.32%]
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	[5.19%]
December 31, 2020	VanEck Gaming ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	[21.25%]
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	[11.87%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[9.05%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[8.39%]
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	[7.74%]
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	[5.57%]
December 31, 2020	VanEck Inflation Allocation ETF	September 30	BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	[68.00%]
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	[14.53%]
			Bank of America 411 N. Akard Street, 5th Floor Dallas, TX 75201-3307	[7.03%]
December 31, 2020	VanEck Long/Flat Trend ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	[26.10%]
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	[18.51%]
			Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	[11.14%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[10.01%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[9.25%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	[8.31%]

December 31, 2020	VanEck Morningstar Durable Dividend ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	[35.88%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[15.25%]
			BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	[10.53%]
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	[8.89%]
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	[6.99%]
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	[5.61%]
December 31, 2020	VanEck Morningstar Global Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[36.74%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	[15.58%]
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	[11.65%]
			National Financial Services LLC 200 Liberty Street New York, NY 10281	[10.91%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	[6.41%]
December 31, 2020	VanEck Morningstar International Moat ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	[34.48%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[30.50%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[5.30%]
December 31, 2020	VanEck Morningstar Wide Moat ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	[15.93%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[15.09%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[8.76%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	[8.73%]
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	[7.22%]
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	[5.33%]

December 31, 2020	VanEck Pharmaceutical ETF	September 30	JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	[14.89%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[9.36%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[9.15%]
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	[7.63%]
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	[6.79%]
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	[6.06%]
			State Street Bank & Trust Company 225 Franklin Street Boston, MA 02110	[5.99%]
			Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	[5.77%]
December 31, 2020	VanEck Retail ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[20.22%]
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	[14.42%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[13.37%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	[8.56%]
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	[5.79%]
December 31, 2020	VanEck Semiconductor ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	[13.84%]
			State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA 02105-1631	[11.36%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[11.24%]
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	[10.56%]
			JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	[9.64%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	[8.62%]
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	[6.09%]

December 31, 2020	VanEck Video Gaming and eSports ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	[12.18%]
			Citibank - 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	[10.85%]
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[10.82%]
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	[5.80%]
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	[5.69%]
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	[5.61%]
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	[5.47%]

March 31, 2021	VanEck Africa Index ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.11%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.68%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	12.38%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	10.45%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.65%
March 31, 2021	VanEck Agribusiness ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	14.71%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.26%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.16%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12, Dallas, TX 75254	6.56%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.37%

March 31, 2021	VanEck Brazil Small-Cap ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.50%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.03%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	9.28%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	7.84%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.67%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.87%
March 31, 2021	VanEck China Growth Leaders ETF	December 31	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	28.60%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	22.09%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.42%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.84%
March 31, 2021	VanEck Vectors ChinaAMC SME- ChiNext ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	22.63%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.09%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.04%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.54%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.50%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.95%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	6.77%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	5.19%

March 31, 2021	VanEck Egypt Index ETF	December 31	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	20.33%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	14.36%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.48%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	7.66%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	7.48%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.86%
March 31, 2021	VanEck Gold Miners ETF	December 31	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.18%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.08%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.04%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	6.06%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.19%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.12%

March 31, 2021	VanEck India Growth Leaders ETF	December 31	Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	10.10%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.45%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.76%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.93%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.25%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	6.97%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.81%
			RBC Dominion Securities Inc./CDS***, 200 Bay Street, Toronto, ON M5J 2J5 Canada	5.74%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.67%
March 31, 2021	VanEck Indonesia Index ETF	December 31	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	27.20%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.89%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.76%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.13%

March 31, 2021	VanEck Israel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.26%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.49%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.84%
			Fifth Third Bank 5001 Kingsley Drive Cincinnati, OH 45263	5.71%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.51%
			RBC Dominion Securities Inc./CDS***, 200 Bay Street, Toronto, ON M5J 2J5 Canada	5.19%
March 31, 2021	VanEck Junior Gold Miners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.68%
			The Bank of New York Mellon 111 Sanders Creek Parkway, 2nd Floor, East Syracuse New York, NY 13057	8.33%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.65%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.16%
March 31, 2021	VanEck Low Carbon Energy ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	17.86%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.22%
			Edward D. Jones & Co., 12555 Manchester Road, St. Louis, MO 63131	6.24%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.07%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07302	5.80%

March 31, 2021	VanEck Natural Resources ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.86%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	14.63%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	13.28%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.70%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.03%
March 31, 2021	VanEck Oil Refiners ETF	December 31	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	18.49%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.48%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.48%
			Scotia Capital Inc/CDS**, 40 King St West, Scotia Plaza 33rd Fl, Toronto A6 M5W 2X6	9.46%
			J.P. Morgan Clearing Corp. - 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	5.05%
March 31, 2021	VanEck Oil Services ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.67%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.60%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.19%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	6.78%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.98%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.09%

March 31, 2021	VanEck Rare Earth/Strategic Metals ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.67%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.36%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.72%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.38%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.58%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.29%
March 31, 2021	VanEck Russia ETF	December 31	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	27.25%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.90%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	6.69%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.36%
			The Northern Trust Company/United Nation 801 S Canal Street, Chicago, IL 60607	6.27%
March 31, 2021	VanEck Russia Small-Cap ETF	December 31	E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	15.48%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	11.24%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	10.09%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	9.95%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.41%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.49%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.12%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	5.02%

March 31, 2021	VanEck Steel ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.79%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.50%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.63%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.92%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.91%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	6.37%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.37%
March 31, 2021	VanEck Uranium+Nuclear Energy ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.89%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.33%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.99%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.81%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.62%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	6.10%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.22%
March 31, 2021	VanEck Vietnam ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	19.16%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.53%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.71%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.10%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.92%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.43%

July 31, 2021	VanEck BDC Income ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.17%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.63%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	13.13%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.43%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	8.86%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	5.68%
July 31, 2021	VanEck CEF Muni Income ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.17%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.73%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	11.60%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.35%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.15%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.92%
July 31, 2021	VanEck China Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.59%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.49%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.53%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich CT 06831	6.97%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.90%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.72%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.40%

July 31, 2021	VanEck Emerging Markets High Yield Bond ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	26.03%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	11.43%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.47%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.68%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	6.67%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	5.91%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.70%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.21%
July 31, 2021	VanEck Fallen Angel High Yield Bond ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	12.93%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.17%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.94%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.79%
July 31, 2021	VanEck Green Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	35.56%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.62%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.83%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.05%

July 31, 2021	VanEck High Yield Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	14.65%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.28%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.26%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.92%
			SEI PrivateTrust Company C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	6.16%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.83%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.62%
July 31, 2021	VanEck Intermediate Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	49.58%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.02%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.60%
July 31, 2021	VanEck International High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.99%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	16.05%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.36%
			HSBC Bank USA, NA/Clearing 454 Fifth Avenue New York, NY 10018	8.74%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.28%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.01%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	5.91%

July 31, 2021	VanEck Investment Grade Floating Rate ETF	April 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	22.52%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.00%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.10%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.39%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	6.27%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	5.31%
July 31, 2021	VanEck J.P. Morgan EM Local Currency Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.66%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.35%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	11.25%
			SEI PrivateTrust Company C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	7.67%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.56%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	7.31%
July 31, 2021	VanEck Long Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.83%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	13.22%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.76%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	9.27%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.21%
July 31, 2021	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30	BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	47.00%
			J.P. Morgan Clearing Corp 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	42.80%

July 31, 2021	VanEck Moody's Analytics IG Corporate Bond ETF	April 30	BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	48.00%
			J.P. Morgan Clearing Corp 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	47.82%
July 31, 2021	VanEck Mortgage REIT Income ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	27.53%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	13.71%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.30%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	9.23%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.19%
July 31, 2021	VanEck Muni Allocation ETF	April 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	35.57%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	20.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.43%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	9.29%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	7.82%
July 31, 2021	VanEck Preferred Securities ex Financals ETF		Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	27.39%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.54%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.97%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.59%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.44%

July 31, 2021	VanEck Short High Yield Muni ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.36%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.37%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	9.43%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.54%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	8.22%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.93%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.56%
July 31, 2021	VanEck Short Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.04%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	12.01%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.21%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.50%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	7.17%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.96%
			American Enterprise Investment Service 901 3rd Ave South, Minneapolis, MN 55474	5.88%

TAXES
The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is one of the following:
•an individual who is a citizen or resident of the United States;
•a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Shares should consult their tax advisors.

Tax Status of the Funds (Each Fund except VanEck Bitcoin Strategy ETF)
Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short-term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
To the extent VanEck China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF invests directly in the A-share market via a QFII or RQFII license, or to the extent that VanEck China Bond ETF invests directly in RMB Bonds, there is a delay in the preparation of the tax commitment letter by the RQFII. The Funds will not be able to repatriate funds associated with such direct investment on a timely basis and may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Muni Allocation ETF, VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Inflation Allocation ETF is treated as a separate corporation for federal income tax purposes from the Underlying Funds. Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Muni Allocation ETF, VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Inflation Allocation ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Tax Status of VanEck Bitcoin Strategy ETF
VanEck Bitcoin Strategy ETF is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently 21%). In addition, as a regular corporation, the Fund is subject to state and local income tax. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Shares. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its assets equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such asset. Any such gain will be subject to U.S. federal income tax at regular corporate rates, regardless of how long the Fund has held such asset. The Fund will also recognize gain on redemptions in kind of appreciated positions held by the Fund. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current taxes payable, subject to certain limitations. The use of ordinary net operating loss carryforwards is subject to limitation under the Code. In the event a capital loss carryover or net operating loss carryforward cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected which will result in less cash available to distribute to shareholders. The Fund’s transactions in Bitcoin Futures and certain other investments, to the extent permitted, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) including Bitcoin Futures purchased on U.S. exchanges and (ii) may cause the Fund to recognize income without receiving the corresponding amount of cash.

Tax Consequences of Commodity-Linked Investments (VanEck Inflation Allocation ETF only)
The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the ability for VanEck Inflation Allocation ETF to invest directly in commodity-linked futures contracts or swaps and in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.
The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the fund’s income inclusion is derived with respect to the fund’s business of investing in stocks or securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as the Fund’s Cayman Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Internal Revenue Code, under which each subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Cayman Subsidiary will derive income subject to U.S. withholding taxes.
The Cayman Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Cayman Subsidiary’s “subpart F” income when the Cayman Subsidiary recognizes that income, whether or not the Cayman Subsidiary distributes such income to the respective Fund. It is expected that all of the Cayman Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Cayman Subsidiary will be increased as a result of the Fund’s recognition of the Cayman Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Cayman Subsidiary to the extent of the Cayman Subsidiary’s previously-undistributed subpart F income although its tax basis in the Cayman Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Cayman Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Cayman Subsidiary in future periods.
The Fund may also gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. The Fund may also invest in certain MLPs that are treated as “qualified publicly traded partnerships.” Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Tax Status of Underlying Funds
(VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF only)
Certain ETFs and other investment companies in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF may invest seek to qualify as RICs for tax purposes (“Underlying RICs”). To qualify and remain eligible for the special tax treatment accorded to RICs, such funds must meet certain source-of-income, asset diversification and annual distribution requirements. If a fund in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF or VanEck Muni Allocation ETF, invests fails to qualify as a RIC, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a fund could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions of shares in an Underlying RIC, including those resulting from changes in the allocation among Underlying RICs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying RICs may be deferred indefinitely under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Tax Consequences of Investment in MLPs (VanEck Energy Income ETF only)
The VanEck Energy Income ETF invests in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.

Any distribution by an MLP treated as a partnership to the VanEck Energy Income ETF in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.

    Any capital losses that the VanEck Energy Income ETF recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.

Tax Considerations with respect to Investments and Dividends (Each Fund except VanEck Bitcoin Strategy ETF)
As a result of U.S. federal income tax requirements, the Trust, on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”
Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. Even if VanEck China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.
With respect to VanEck Africa Index ETF, VanEck Brazil Small-Cap ETF, VanEck China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Egypt Index ETF, VanEck Gaming ETF, VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Morningstar International Moat ETF, VanEck Natural Resources ETF, VanEck Oil Refiners ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Steel ETF, VanEck Video Gaming and eSports ETF and VanEck Vietnam ETF, it is expected that more than 50% of each Fund’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies, but that expectation is subject to change depending on where the Fund invests. It is expected that more than 50% of each of VanEck China Bond ETF’s, VanEck Emerging Markets High Yield Bond ETF’s, VanEck Green Bond ETF, VanEck International High Yield Bond

ETF’s and VanEck J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are sovereign debt, foreign-listed companies and/or foreign-domiciled companies.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
With respect to VanEck Inflation Allocation ETF, if a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. When the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. VanEck China Growth Leaders ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
VanEck China Bond ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.
There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Certain Funds or some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
Under current law, certain Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
Each Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.
A portion of the dividend income received by a Fund may constitute qualified dividend income eligible to be taxed at a maximum capital gains rates of 15% or 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
VanEck CEF Muni Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck Investment Grade Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck BDC Income ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck BDC Income ETF’s, VanEck Mortgage REIT Income ETF or VanEck Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.
Section 199A allows a deduction of up to 20% on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers. Final regulations enable a regulated investment company to flow-through to its shareholders such income if received the Fund. VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Mortgage REIT Income ETF).
If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may report a portion of its dividends as exempt-interest dividends. As VanEck Muni Allocation ETF invests in underlying funds, in order to report exempt-interest dividends, at the end of each quarter of its taxable year, 50% of more of its assets would need to be represented by interests in other RICs. The Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF expect to be eligible to make such reports with respect to a substantial amount of the income each receives. The portion of the dividends that are reported as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Shares of the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF generally would not be suitable for tax-exempt institutions or tax- deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and VanEck CEF Muni Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect the Municipal Funds. Under prior law, the tax-exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. This provision may affect the supply of municipal bonds available for purchase in the market.
Recent tax regulations and government guidance indicate that the Act’s provisions that required that certain undistributed earnings of foreign corporations be recognized as income by U.S. owners with significant interests in foreign corporations with historical undistributed earnings may affect calculations in prior years of distributable investment income for VanEck Junior Gold Miners ETF which owned relevant percentages of certain foreign corporations in its portfolio during certain periods affected by the Act’s provisions potentially resulting in additional dividends by and excise tax and other tax penalties and charges on VanEck Junior Gold Miners ETF’s undistributed investment income.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.
Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

Tax Considerations with respect to Investments (VanEck Bitcoin Strategy ETF only)
With respect to VanEck Bitcoin Strategy ETF, special tax rules can, among other things, affect the treatment of capital gain or loss as long‑term or short‑term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
Under current law, the Fund may serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.

U.S. Shareholders
Distributions by a Fund of cash or property in respect of the Shares, whether taken in cash or reinvested in Shares, will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short‑term capital gains or losses, and those held for more than one year will generally result in long‑term capital gains or losses. The maximum tax rate on long‑term capital gains available to a non‑corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
    An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares)

of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.
If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of a Fund.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources, Subpart F income with respect to VanEck Inflation Allocation ETF’s investment in the Cayman Subsidiary and any foreign currency gains) would be ineligible for this potential exemption from withholding. With respect to VanEck Inflation Allocation ETF, a financial intermediary may in fact withhold even if the Fund does so report.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Mauritius and India Tax Matters
(VanEck India Growth Leaders ETF only)
Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The VanEck India Growth Leaders ETF and its wholly-owned subsidiary located in the Republic of Mauritius (the “Mauritius Subsidiary”), as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice. The VanEck India Growth Leaders ETF has made an election to cause the Mauritius Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.
Mauritius. The Mauritius Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (which has been renamed the “Global Business License” effective January 1, 2019) to the Mauritius Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007 (“FSA 07”). The Mauritius Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC to benefit from the network of tax treaties in Mauritius. The TRC is issued by the MRA subject to the Mauritius Subsidiary meeting certain tests and conditions and is renewable on an annual basis.

The Mauritius Subsidiary will be taxed in Mauritius on income derived from its investments in the portfolio companies at the rate of 15%. Prior to certain changes made by the Finance (Miscellaneous Provisions) Act 2018 (“FA 18”) to the Mauritius Income Tax Act 1995 (“ITA 95”), effective January 1, 2019, a company holding a Category 1 Global Business License was entitled to claim a deemed tax credit on foreign source income at a rate which was the higher of:
(a)    the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or
(b)    a deemed foreign tax representing 80% of the Mauritius tax on such income.
The ITA 95 defines ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a Category 1 Global Business License, income derived from transactions with ‘non-residents.’ For a person other than an individual, the term ‘non-resident’ has been defined based upon criteria such as economic interests and place of incorporation.
Effective January 1, 2019, the regime of deemed tax credit on foreign source income available to corporations holding a Category 1 Global Business License has been abolished and a partial exemption regime has been introduced. Under the partial exemption regime, a corporation holding a Global Business License will be granted an exemption of 80% on specified income, subject to meeting certain additional substance requirements (as further discussed below).
The exemption will apply on the following: (a) foreign source dividend, provided the dividend has not been allowed as a deduction in the source country; (b) foreign source interest income; (c) profit attributable to a permanent establishment of a resident company in a foreign company; (d) foreign source income derived by a collective investment scheme, closed end funds, CIS manager, administrator, investment adviser or asset manager licensed or approved by the FSC; and (e) income derived by companies engaged in ship and aircraft leasing.
No actual foreign tax credit will be allowed on foreign source income where the 80% exemption has been claimed.
However, the holder of a Category 1 Global Business License, where such license was issued on or before October 16, 2017, will be grandfathered until June 30, 2021. The regime of deemed tax credit on foreign source income will, therefore, continue to apply to the Mauritius Subsidiary until June 30, 2021.
Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities.
There is no Mauritius capital gains tax on the disposal of shares. However, following the changes to the India-Mauritius tax treaty in 2016, the rights to tax capital gains on the alienation of shares in an Indian Company has shifted to India. Any gain arising from the alienation of shares acquired before April 1, 2017 will be grandfathered. However, capital gains arising from the alienation of shares acquired between April 1, 2017 and March 31, 2019 will be limited to 50% of the domestic tax rate in India subject to limitation of benefit clause. Gains arising on the shares acquired after March 31, 2017 and disposed of after April 1, 2019 will be taxed at the full domestic rate in India.
Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a Global Business License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.
Substance Requirements. In determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC shall have regard to such matters as it deems necessary in the circumstances and in particular but without limitation to whether that corporation –
(a)has at least 2 directors, resident in Mauritius, of sufficient caliber to exercise independence of mind and judgment;
(b)maintains, at all times, its principal bank account in Mauritius;
(c)keeps and maintains, at all times, its accounting records at its registered office in Mauritius;
(d)prepares its statutory financial statements and causes such financial statements to be audited in Mauritius; and
(e)provides for meetings of directors to include at least 2 directors from Mauritius.

In addition to the requirements mentioned above, when determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC will also consider whether a corporation meets at least one of the following criteria:
(a)the corporation has or shall have office premises in Mauritius;
(b)the corporation employs or shall employ on a full-time basis, at the administrative/technical level, at least one person who shall be resident in Mauritius;
(c)the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;
(d)the corporation holds, or is expected to hold, within the next 12 months, assets (excluding cash held in a bank account or shares/interests in another corporation holding a Global Business License) that are worth at least 100,000 United States dollars (USD) in Mauritius;
(e)the corporation’s shares are listed on a securities exchange licensed by the Commission;
(f)the corporation has, or is expected to have, a yearly expenditure in Mauritius that can be reasonably expected from any similar corporation that is controlled and managed from Mauritius.
Moreover, section 71 of FSA 07 has been amended by FA 18 such that a corporation holding a Global Business License must at all times:
(a)carry out the core income generating activities in or from Mauritius by:
•    employing either directly or indirectly a reasonable number of suitably qualified persons to carry out the core activities; and
•    having a minimum level of expenditure, which is proportionate to its level of activities;
(b)be managed and controlled from Mauritius; and
(c)be administered by a management company.
Compliance with FATCA under Mauritius law. On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”) which gives effect to both the Agreement and the Model 1 IGA, became operational on August 29, 2014.
Compliance with the Convention on Mutual Administrative Assistance in Tax Matters. On June 23, 2015, the Government of Mauritius signed the Convention on Mutual Administrative Assistance in Tax Matters (the “Convention”), which was developed jointly by the Organization for Economic Cooperation and Development and the Council of Europe, and amended Section 76 of the ITA 95 to enable the implementation of the common reporting standard (“CRS”). Under CRS, financial institutions in Mauritius have to report annually to the MRA on the financial accounts held by non-residents for eventual exchange with relevant treaty partners. Amendments may be brought to Mauritius laws to introduce the obligations adopted by Mauritius pursuant to the Convention. Different and potentially obligatory disclosure requirements may be imposed in respect of investors as a result of CRS, local legislation implementing CRS and/or other legislation similar to CRS.
Additional Disclosure Obligations. As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Mauritius Subsidiary, investors may be required to provide the Board of Directors of the Mauritius Subsidiary (the “Mauritius Subsidiary Board”) with all information and documents as the Mauritius Subsidiary Board may require. The Mauritius Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).

India. The taxation of the Mauritius Subsidiary in India is governed by the provisions of the ITA 1961, read with the provisions of the Treaty and the 2016 Protocol. As per Section 90(2) of the ITA 1961, the provisions of the ITA 1961 are subject to applicable tax treaty relief.
In order to claim the beneficial provisions of the Treaty (discussed below), the Mauritius Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. Further, the Mauritius Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA.
Under Circular 789 (dated April 13, 2000) issued by the CBDT in India, the Mauritius Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and holds a valid TRC issued by the Mauritius income tax authorities.
It may be noted that the Supreme Court of India has upheld the validity of Circular 789 and accordingly, upon obtaining a Mauritius TRC, under the relevant taxation provisions, the Mauritius Subsidiary should be eligible for the benefits under the Treaty.
Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Mauritius Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.
Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.
India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into the 2016 Protocol amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident.
Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision, which gives India the ability to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. With the exception of gains made on shares of an Indian company acquired by the Mauritius Subsidiary before April 1, 2017 (“Grandfathered Investments”) which continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold, capital gains earned by the Mauritius Subsidiary from the sale of shares of an Indian company are taxable in India at the prevailing Indian capital gains tax rate.
Interest income derived by a Mauritius resident entity. Interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.
Taxation of capital gains arising to the Mauritius Subsidiary from Grandfathered Investments. If the Mauritius Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws, has a valid TRC and is eligible for benefits under the Treaty, the Mauritius Subsidiary will not be subject to Indian tax on capital gains derived from Grandfathered Investments. Even if the gains earned by the Mauritius Subsidiary are considered business profits, such capital gains are not taxable in India if the Mauritius Subsidiary does not have a PE in India.
Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 are no longer subject to dividend distribution tax in the hands of the Indian company, but instead be subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20%. Under the Treaty, the rate of withholding on dividends applicable to the Subsidiary as a resident of Mauritius can be reduced to:
    (a) 5% if the Subsidiary holds directly at least 10% of the capital of the company paying the dividends; and
    (b) 15% in all other cases.

Taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company (other than Grandfathered Investments). The taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company, which are not Grandfathered Investments, should be as follows:
(a)Capital gains from the sale of listed equity shares or units of equity oriented mutual fund made off the floor of the stock exchange or zero coupon bonds, held for twelve months or less are taxable as short-term capital gains at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);

(b)Capital gains from the sale of unlisted securities (other than those covered above) held for thirty-six months (for securities other than shares) or twenty-four months (for shares) or less are taxable at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than thirty-six months (for securities other than shares) or twenty-four months (for shares) shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);
(c)Capital gains from the sale of listed Indian equity shares or units of equity oriented mutual fund made on the floor of the stock exchange and subject to Securities Transaction Tax and held for twelve months or less are taxable at the rate of 15% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess) for gains exceeding 100,000 Indian rupees; and
(d)Capital gains arising from the transfer of foreign currency convertible bonds, depositary receipts outside India between non-resident investors, should not be subject to tax in India.
Taxation of Interest. Interest income from loans provided or debt securities held in India will be taxed at the rate of 7.5% under the Treaty (from the financial year which begins after the Protocol comes into force) provided the Subsidiary qualifies as the beneficial owner of the interest income unless the ITA 1961 provides a more beneficial tax rate, in which case such beneficial rate of withholding will be applicable. For instance, interest income with respect to investment in certain rupee denominated bonds payable to an FPI on or after June 1, 2013 and before July 1, 2023 should be taxable at the rate of 5% (exclusive of applicable surcharge and cess). The Finance Act, 2020 also provides a lower withholding tax rate of 5% on the interest payable to an FPI in respect of the investment made in municipal debt security, during the period beginning from April 1, 2020 and ending on July 1, 2023.
    In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, its income from India will be taxed in accordance with the rules under ITA 1961.
    In view of the particularized nature of tax consequences, each prospective investor is advised to consult its own tax adviser with respect to the specific tax consequences of purchasing interests in the Fund.

Securities Transaction Tax

    The reduced rate of short-term capital gains is applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges, at the applicable rates on the transaction value.

    The Mauritius Subsidiary will be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are set out below:

Transactions/ Particulars	Payable by Purchaser	Payable by Seller
Purchase/sale of an equity share in a company or unit of an equity oriented mutual fund - delivery based transaction in recognised stock exchange	0.1%	0.1%
Sale of equity share in a company or unit of an equity oriented mutual fund - transaction in a recognised stock exchange, settled otherwise than by actual delivery	N.A.	0.025%
Sale of unlisted shares under an offer for sale to the public	N.A.	0.2%
Sale of an option in securities	N.A.	0.05%
Sale of an option in securities, where option is exercised	0.125%	N.A.
Sale of futures in securities	N.A.	0.01%
Sale of unit of an equity oriented fund to a mutual fund	N.A.	0.001%

General Anti-Avoidance Rules

    The Finance Act, 2012 had introduced the GAAR into the ITA 1961, which, subsequent to the amendments introduced by the Finance Act, 2015, has come into effect on April 1, 2017. Further, it has been announced that GAAR would be applicable only to income earned or received from transfer of investments made after April 1, 2017.

As per the provisions of ITA 1961, the Indian tax authorities have been granted wide powers to tax “impermissible avoidance arrangements” including the power to disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The GAAR provisions are potentially applicable to any transaction or any part thereof.
The term “impermissible avoidance arrangement” has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and which:

(i)creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
(ii)results, directly or indirectly, in the misuse, or abuse, of the provisions of ITA 1961;
(iii)lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or
(iv)is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

An arrangement shall be deemed to lack commercial substance (amongst other factors) if:
a.the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part;
b.it involves or includes:
(i)round trip financing;
(ii)an accommodating party;
(iii)elements that have the effect of offsetting or cancelling each other; or
(iv)a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or
c.it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party.

The CBDT on January 27, 2017, clarified that if the jurisdiction of an FPI is finalized based on non-tax commercial considerations and the main purpose is not to obtain tax benefit, GAAR would not apply.
In case GAAR is applied to any transaction pertaining to the Mauritius Subsidiary, it could have an adverse impact on the taxation of the Mauritius Subsidiary and the accordingly the returns to the investors in the Mauritius Subsidiary may also be adversely affected.
Taxation of Indirect Transfer of Indian Assets

    Under ITA 1961, Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. Under the provisions of Finance Act, 2017, assets or capital assets held by non-residents by way of investment, directly or indirectly, in a Category I or Category II FPI were exempted from applicability of the indirect transfer provisions (described in the foregoing paragraph).

Pursuant to implementation of the FPI Regulations in 2019, under which there are only two categories of FPIs, the Finance Act, 2020 has restricted the exemption (discussed in the foregoing paragraph) to Category I FPIs under the FPI Regulations.

Taxation under indirect transfer provisions (if and as applicable) should also be subject to relief under an applicable tax treaty, subject to compliance with the applicable requirements under the treaty and the furnishing of requisite documents to the Indian income tax authorities, including a TRC.

The levels and bases of taxation and any relevant reliefs from taxation referred to in this document may change, any reliefs referred to are the ones which currently apply and their value may differ from investor to investor.

Taxation of the Investors

For investors in the Fund who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund. However, where shares in the Fund are sold by the investors, gains from such transfer could be subject to tax in India as outlined under the heading “Taxation of Indirect Transfer of Indian Assets” above, subject to applicable tax treaty relief.
Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Mauritius Subsidiary and thus reduce the return to Fund shareholders.

PRC Taxation
(VanEck China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Permanent rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Funds’ investments in A-shares through the Sub-Adviser’s RQFII license should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, non-tax resident enterprises without permanent establishment in the PRC, such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains) it derives from its investment in PRC securities unless exempt or reduced under PRC law or a relevant tax treaty. The application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Funds) is also uncertain and would depend on the approval of PRC tax authorities. The PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place of business in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place), with respect to PRC-sourced gains on disposal of shares and other equity investments (including A-shares), will be temporarily lifted. With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial. The Funds may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of A-shares. However, Caishui [2016] No. 36 (“Notice 36”) and Caishui [2016] No. 70 (“Notice 70”) provides a value-added tax exemption for QFIIs as well as RQFIIs in respect of their gains derived from the trading of PRC securities. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “Surtaxes”) are imposed based on value-added tax liabilities. Since QFIIs and RQFIIs are exempt from value-added tax, they are also exempt from the applicable Surtaxes. The Funds may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Funds’ investment. If the Funds’ direct investments in A-shares through the Sub-Adviser’s RQFII become subject to repatriation restrictions, the Funds may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.
(VanEck Rare Earth/Strategic Metals ETF only)
The Fund’s investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Fund’s investments include withholding taxes on dividends earned by the Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Foreign investors (including the Fund) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future. Any revision or amendment in tax laws and regulations may adversely affect the Fund.

(VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only)
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally may impose Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest derived by nonresidents, including QFIIs and RQFIIs, from issuers resident in the PRC. However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. Additionally, prior to November 7, 2018, interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance (“MOF”) or local government bonds was exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.
Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF currently consider capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains. Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and/or begin collecting WHT on gains from such investments, VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF could be subject to additional tax liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on a Fund’s return could be substantial. VanEck China Bond ETF may also be liable to the Sub-Adviser for any tax (including late payment interest and penalties) that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

Other Issues
(VanEck Energy Income ETF only)
The Fund may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 60 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Fund’s Adviser and the Fund’s Index Provider, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.
[ ], is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS
Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the VanEck Energy Income ETF, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016 the VanEck Energy Income ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the VanEck Energy Income ETF (the “Reorganization”). As a result of the Reorganization, the VanEck Energy Income ETF adopted the financial and performance history of the Predecessor Fund.
    The audited and unaudited financial statements, including the financial highlights, the report of the Predecessor Fund's independent registered public accounting firm (with respect to the VanEck Energy Income ETF), and the report of [ ], appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the SEC, are incorporated by reference in and made part of this SAI. No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports for the Funds at no charge by calling 800.826.2333 during normal business hours.

For each Fund with a fiscal year end of April 30, 2021, the Trust's most recent Annual Reports to shareholders is accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders is accessible HERE.

[For each Fund with a fiscal year end of September 30, 2021, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders are accessible HERE and HERE.]

For each Fund with a fiscal year end of December 31, 2020, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE.

LICENSE AGREEMENTS AND DISCLAIMERS
The information contained herein regarding the NYSE® Arca Environmental Services Index (the “Environmental Services Index”), NYSE Arca Gold Miners Index (the “Gold Miners Index”) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of ICE Data Indices, LLC (“ICE Data”).
The information contained herein regarding ICE US Fallen Angel High Yield 10% Constrained Index (the “Fallen Angel Index”), ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield”), and ICE BofA Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”) was provided by ICE Data.
    Source ICE Data, is used with permission.

“ICE” is a registered trademark of ICE Data or its affiliates. “NYSE”, “NYSE Arca Gold Miners Index” and “NYSE Arca” are registered trademarks of NYSE Group, Inc., and are used by ICE Data with permission and under a license. These trademarks have been licensed, along with the NYSE Arca Environmental Services Index and the NYSE Arca Steel Index (the “Indices”) for use by the Adviser in connection with the VanEck Environmental Services ETF, the VanEck Gold Miners ETF and the VanEck Steel ETF (the “Products”). Neither the Adviser, the Trust nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its and their third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Trust or the ability of the Indices to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.
ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the Indices or components thereof. The Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or their holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an Index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
In addition, and although ICE Data shall obtain information for inclusion in or for use in the calculation of each of the Indices from sources which it considers reliable, ICE Data and its Suppliers do not guarantee the accuracy and/or the completeness of the component data of each of the Indices obtained from independent sources. Without limiting any of the foregoing, in no event shall ICE Data and its Suppliers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.
VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF and VanEck International High Yield Bond ETF (each an "ICE Data ETF," and collectively, the "ICE Data ETFs") are not sponsored, endorsed, sold or promoted by ICE Data. ICE Data has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the ICE Data ETFs nor makes any representation or warranty, express or implied, to the owners of the ICE Data ETFs or any member of the public regarding the ICE Data ETFs or the advisability of investing in the ICE Data ETFs, particularly the ability of the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index (each an "ICE Data Index," and collectively, the "ICE Data Indices") to track performance of any market or strategy. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The ICE Data Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the ICE Data ETFs or their shareholders. ICE Data has no obligation to take the needs of the Adviser or the shareholders of the ICE Data ETFs into consideration in determining or composing the ICE Data Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of the ICE Data ETFs to be issued or in the determination or calculation of the equation by which the Shares of the ICE Data ETFs are to be priced, sold, purchased, or redeemed. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the ICE Data ETFs.
ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE ICE DATA ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index, ICE US Fallen Angel High Yield 10% Constrained Index, ICE BofA Global Ex-US Issuers High Yield Constrained Index and ICE BofA are trademarks of ICE Data or its third party licensors and have been licensed for use by the Adviser.
The information contained herein regarding the Morningstar® Global ex-US Moat Focus IndexSM (the “ex-US Moat Focus Index”), the Morningstar® Global Wide Moat Focus Index (“Global Wide Moat Focus Index”), the Morningstar® Wide Moat Focus IndexSM (the “Wide Moat Index”), the Morningstar® US Dividend Valuation Index (the “US Dividend Valuation Index”) and the Morningstar® US Sustainability Moat Focus Index (the “US Sustainability Moat Focus Index”) was provided by Morningstar, Inc. (“Morningstar”).
The Adviser has entered into a licensing agreement with Morningstar to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index, the US Dividend Valuation Index and the US Sustainability Moat Focus Index. VanEck Morningstar Durable Dividend ETF, VanEck Morningstar ESG Moat ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF, (each a "Morningstar Index ETF," and collectively, the "Morningstar Index ETFs") are entitled to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index and the US Dividend Valuation Index and the US Sustainability Moat Focus Index (each a "Morningstar Index," and collectively, the "Morningstar Indices") pursuant to a sub-licensing arrangement with the Adviser.
The Morningstar Index ETFs are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Morningstar Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Morningstar Index ETFs in particular or the ability of the Morningstar Index ETFs to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indices, which are determined, composed and calculated by Morningstar without regard to the Adviser or the Morningstar Index ETFs. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the Morningstar Index ETFs into consideration in determining, composing or calculating the Morningstar Indices. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar Index ETFs or the timing of the issuance or sale of the Morningstar Index ETFs or in the determination or calculation of the equation by which the Morningstar Index ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Morningstar Index ETFs.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE MORNINGSTAR INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding VanEck® Natural Resources Index (the “Natural Resources Index”) was provided by S-Network.

S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Natural Resources ETF. The Shares of VanEck Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of VanEck Natural Resources ETF.
The Shares of VanEck Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Natural Resources Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of VanEck Natural Resources ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Natural Resources ETF into consideration in determining, composing or calculating the Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Natural Resources ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of VanEck Natural Resources ETF are not sponsored, endorsed, sold or promoted by Thomson Reuters or its third party licensors. Neither Thomson Reuters nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of VanEck Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Natural Resources ETF particularly or the ability of the Natural Resources Index to track general stock market performance. Thomson Reuters’ and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of Thomson Reuters and/or its third party licensors and for the providing of calculation and maintenance services related to VanEckTM Natural Resources Index. Neither Thomson Reuters nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of VanEck Natural Resources ETF or the timing of the issuance or sale of the Shares of VanEck Natural Resources ETF or in the determination or calculation of the equation by which the Shares of VanEck Natural Resources ETF is to be converted into cash. Thomson Reuters has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
VANECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VANECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY

FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network.
VanEck CEF Muni Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Shares of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund, into consideration in determining or composing the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the MVIS Indices was provided by MVIS, which is a wholly owned subsidiary of VEAC.
    The Adviser has entered into a licensing agreement with MVIS to use each of the Africa Index, Agribusiness Index, BBB Index, BDC Index, Biotech Index, Brazil Small-Cap Index, Clean-Tech Metals Index, Egypt Index, Energy Index, eSports Index, Floating Rate Index, Gaming Index, Global Digital Assets Equity Index, Indonesia Index, Israel Index, Junior Gold Miners Index, Low Carbon Energy Index, Mortgage REITs Index, Nuclear Energy Index, Oil Refiners Index, Oil Services Index, Pharmaceutical Index, Rare Earth/Strategic Metals Index, Retail Index, Russia Index, Russia Small-Cap Index, Semiconductor Index, US IG Index, and Vietnam Index (each an “MVIS Index,” and collectively, the “MVIS Indices”). Each of VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck BDC Income ETF, Biotech ETF, VanEck Brazil Small-Cap ETF, VanEck Digital Transformation ETF, VanEck Green Metals ETF, VanEck Egypt Index ETF, VanEck Energy Income ETF, VanEck Gaming ETF, VanEck Indonesia Index ETF, VanEck Investment Grade Floating Rate ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF, VanEck Oil Refiners ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Retail ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Semiconductor ETF, VanEck Uranium+Nuclear Energy ETF, VanEck Video Gaming and eSports ETF and VanEck Vietnam ETF (each an “MVIS Index ETF,” and collectively, the “MVIS Index ETFs”) is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.
Shares of the MVIS Index ETFs are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of the Shares of the MVIS Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MVIS Index ETFs particularly or the ability of the MVIS Indices to track the performance of its respective securities markets. Each of the MVIS Indices is determined and composed by MVIS without regard to the Adviser or the Shares of the MVIS Index ETFs. MVIS has no obligation to take the needs of the Adviser or the owners of the Shares of the MVIS Index ETFs into consideration in determining or composing the respective Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MVIS Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MVIS Index ETFs are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MVIS Index ETFs.
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MVIS INDICES OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS,

OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MVIS INDEX ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MVIS INDICIES, OR MVIS INDEX ETFS OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MVIS INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of the MVIS Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Indices and/or its trade mark or its price at any time or in any other respect. The MVIS Indices are calculated and maintained by Solactive. Solactive uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the MVIS Index ETFs. Neither publication of the MVIS Indices by Solactive AG nor the licensing of the MVIS Indexes or its trade mark for the purpose of use in connection with the MVIS Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MVIS Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MVIS Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MVIS Index ETFs.
VanEck Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The MVIS® US Investment Grade Floating Rate Index is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The VanEck Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.
VanEck China Growth Leaders ETF and VanEck India Growth Leaders ETF (each an “MarketGrader Index ETF,” and collectively, the "MarketGrader Index ETFs”) are not sponsored, endorsed, sold or promoted by MarketGrader.com Corp. (“MarketGrader”). MarketGrader's only relationship to Van Eck Associates Corporation (“Licensee”) is the licensing of the MarketGrader China All-Cap Growth Leaders Index and the MarketGrader India All-Cap Growth Leaders Index (each an “MarketGrader Index,” and collectively, the “MarketGrader Indices”) which are determined, composed and calculated by MarketGrader and Solactive AG, as Index Calculation Agent, without regard to Licensee. MarketGrader has no obligation to take the needs of Licensee or the owners of the MarketGrader Index ETFs into consideration in determining, composing or calculating the MarketGrader Indices.
MARKETGRADER SHALL NOT BE A PARTY TO THE TRANSACTION CONTEMPLATED HEREBY, AND IS NOT PROVIDING ANY ADVICE, RECOMMENDATION, REPRESENTATION OR WARRANTY REGARDING THE ADVISABILITY OF THIS TRANSACTION OR THE MARKETGRADER INDEX ETFs OR THE ABILITY OF THE MARKETGRADER INDICES TO TRACK INVESTMENT PERFORMANCE. MARKETGRADER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, REGARDING THIS TRANSACTION AND ANY USE OF THE MARKETGRADER INDICES, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT AND ALL WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING AND USAGE OF TRADE OR THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LAW, TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE, SHALL MARKETGRADER OR ANY OF ITS AFFILIATES BE LIABLE TO ANY PERSON FOR ANY DAMAGES, REGARDLESS OF WHETHER THEY ARE DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING DAMAGES FOR TRADING LOSSES OR LOST PROFITS, OR FOR ANY CLAIM OR DEMAND BY ANY THIRD PARTY, EVEN IF MARKETGRADER KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, CLAIM OR DEMAND.
The MarketGrader Indices are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the

MarketGrader Index ETFs and/or the Index Price at any time or in any other respect. The MarketGrader Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketGrader Indices are calculated correctly. Irrespective of its obligations towards MarketGrader, Solactive AG has no obligation to point out errors in the MarketGrader Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the MarketGrader Indices by Solactive AG nor the licensing of the MarketGrader Indices or for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.
The VanEck India Growth Leaders ETF invests substantially all of its assets in the Mauritius Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL 1 License to the Mauritius Subsidiary to conduct the business of “investment holding.” Neither investors in the Mauritius Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s or the Fund’s failure.
The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Mauritius Subsidiary or the Fund.
The information contained herein regarding the BlueStar Israel Global Index™ (the “Israel Index”) was obtained from MV Index Solutions GmbH (“MVIS”). The Adviser has entered into a licensing agreement with MVIS to use the Israel Index. VanEck Israel ETF is entitled to use the Israel Index pursuant to a sub-licensing arrangement with the Adviser.
VanEck Israel ETF is not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the shareholders of VanEck Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Israel ETF. MVIS has licensed to the Adviser certain trademarks and trade names of MVIS and of the Israel Index which is determined, composed and calculated by MVIS without regard to Adviser or VanEck Israel ETF and MVIS has no obligation to take the needs of Adviser or the owners of VanEck Israel ETF into consideration in determining, composing or calculating the Israel Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Israel ETF. MVIS has no obligation or liability in connection with the administration, marketing or trading of VanEck Israel ETF.
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK ISRAEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN OR FOR ANY OTHER USE. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR DIRECT, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MVIS AND THE ADVISER.
The Adviser has entered into a licensing agreement with Moody’s Analytics, Inc. to use certain Moody’s Analytics credit risk models, data and trademarks. Moody’s Analytics is a registered trademark of Moody’s Analytics, Inc. and/or its affiliates and is used under license.

Moody's Analytics IG Corporate Bond ETF and VanEck Moody's Analytics BBB Corporate Bond ETF are not sponsored, promoted, sold or supported in any manner by Moody’s Analytics nor does Moody’s Analytics offer any express or implicit guarantee or assurance either with regard to the results of using the US IG Index or BBB Index, as applicable, and/or the Moody’s Analytics trademark or data at any time or in any other respect. Certain quantitative financial data used in calculating and publishing the US IG Index or BBB Index is licensed to the Adviser by Moody’s Analytics. Moody’s Analytics has no obligation to point out errors in the data to third parties including but not limited to investors and/or financial intermediaries of the Fund. The licensing of data or the Moody’s Analytics trademark for the purpose of use in connection with the US IG Index or BBB Index, as applicable, and Fund does not constitutes a recommendation by Moody’s Analytics to invest capital in the Fund nor does it in any way represent an assurance or opinion of Moody’s Analytics with regard to any investment in this financial instrument. Moody’s Analytics bears no liability with respect to the Fund or any security.

ICE DATA AND ITS THIRD PARTY SUPPLIERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE US IG INDEX, INDEX VALUES OR ANY DATA INCLUDED THEREIN AS WELL AS WITH RESPECT TO THE CALCULATION AND DISEMMINATION OF THE US IG INDEX. IN NO EVENT SHALL ICE DATA AND ITS THIRD PARTY SUPPLIERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The VanEck Moody’s Analytics IG Corporate Bond ETF and the VanEck Moody's Analytics BBB Corporate Bond ETF, which are based on the US IG Index and the BBB Index, respectively, are not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such product.
The information contained herein regarding the SME-ChiNext 100 Index (the “SME-ChiNext Index”) was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).
Shares of the VanEck Vectors ChinaAMC SME-ChiNext ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF particularly or the ability of the SME-ChiNext Index to track the performance of the securities markets. The SME-ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF into consideration in determining or composing the SME-ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF.
SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS CHINAAMC SME-CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.
The Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF particularly or the Emerging Markets Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF.
THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF, IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR THE SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS GLOBAL CORE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS GLOBAL CORE INDEX.
The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved.
The information contained herein regarding the Bloomberg Municipal Custom High Yield Composite Index (the “High Yield Index”), Bloomberg AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”), Bloomberg AMT-Free Long Continuous Municipal Index (the “Long Index”), Bloomberg Municipal High Yield Short Duration Index (the “Short High Yield Index”) and Bloomberg AMT-Free Short Continuous Municipal Index (the “Short Index”) was provided by Bloomberg Finance L.P. and its affiliates.
“Bloomberg®” and the Intermediate Index, Long Index, Short Index, High Yield Index and Short High Yield Index (collectively, the “BLOOMBERG INDICES”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Adviser.

The VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF on the Exchange (the “VanEck ETFs”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the VanEck ETFs or any member of the public regarding the advisability of investing in securities generally or in the VanEck ETFs particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the BLOOMBERG INDICES, which is determined, composed and calculated by BISL without regard to the Adviser or the VanEck ETFs. Bloomberg has no obligation to take the needs of the Adviser or the owners of the VanEck ETFs into consideration in determining, composing or calculating the BLOOMBERG INDICES. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the VanEck ETFs to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to VanEck ETFs customers, in connection with the administration, marketing or trading of the VanEck ETFs.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY

ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK ETFs OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE VanEck ETFs OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Adviser has entered into a licensing agreement with ICE Data to use the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (the "Preferred Securities Index"). VanEck Preferred Securities ex Financials ETF is entitled to use the Preferred Securities Index pursuant to a sub-licensing arrangement with the Adviser.
Source ICE Data, is used with permission. ICE and NYSE are service/trademarks of ICE Data or its affiliates. Such trademarks have been licensed, along with the Preferred Securities Index for use by Van Eck Associates Corporation in connection with VanEck Preferred Securities ex Financials ETF (the “Product”). Neither Van Eck Associates Corporation (the “Licensee”) nor the Product, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Licensee or the ability of the Preferred Securities Index to track general stock market performance. ICE Data’s only relationship to the Licensee is the licensing of certain trademarks and trade names and the Preferred Securities Index or components thereof. The Preferred Securities Index is determined, composed and calculated by ICE Data without regard to the Licensee or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Preferred Securities Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Licensee or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser has entered into a licensing agreement with China Central Depository & Clearing Co., Ltd. (“CCDC”) to use the ChinaBond China High Quality Bond Index (the “CBON Index”). VanEck China Bond ETF is entitled to use the CBON Index pursuant to a sub-licensing arrangement with the Adviser.
The CBON Index is compiled and calculated constructed and maintained by CCDC. All copyright in the CBON Index values and constituent list vests in CCDC, to which all index indicator data and all index constituent data shall belong.
The information contained herein regarding the S&P Green Bond U.S. Dollar Select Index was provided by S&P Dow Jones Indices LLC (the “Green Bond Index”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
The Adviser has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use the Green Bond Index. VanEck Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.
The Green Bond Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. VanEck

Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of VanEck Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or VanEck Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of VanEck Green Bond ETF into consideration in determining, composing or calculating the Green Bond Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of VanEck Green Bond ETF or the timing of the issuance or sale of VanEck Green Bond ETF or in the determination or calculation of the equation by which VanEck Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of VanEck Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
The information contained herein regarding the Ned Davis Research CMG US Large Cap Long/Flat Index was provided by Ned Davis Research, Inc. (“NDR”).
“Ned Davis Research CMG US Large Cap Long/Flat Index,” “Ned Davis Research,” “Ned Davis,” and “NDR” are trademarks of NDR, and “CMG” and “CMG Capital Management Group” are trademarks of CMG Capital Management Group, Inc. (“CMG”). These trademarks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck Long/Flat Trend ETF is based on Ned Davis Research CMG US Large Cap Long/Flat Index (the "NDR CMG Index") and is not issued, sponsored, endorsed, sold, promoted or advised by Ned Davis Research, Inc., CMG Capital Management Group, or their affiliates. Ned Davis Research, Inc. and CMG Capital Management Group make no representation or warranty, expressed or implied, regarding whether VanEck Long/Flat Trend ETF is suitable for investors generally or the advisability of trading in such product. Ned Davis Research, Inc. and CMG Capital Management Group do not guarantee that the NDR CMG Index referenced by the VanEck Long/Flat Trend ETF has been accurately calculated or that the NDR CMG Index appropriately represents a particular investment strategy. The NDR CMG Index is heavily dependent on quantitative models and data from one or more third parties, and there is no guarantee that these models will perform as expected. While the NDR CMG Index is designed to reduce risk from adverse market conditions, there is a risk that actual performance could be worse than a buy-and-hold strategy. Ned Davis Research, Inc., CMG Capital Management Group, and their affiliates shall not have any liability for any error in the NDR CMG Index calculation or for any infirmity in the VanEck Long/Flat Trend ETF.
NEITHER NDR NOR CMG GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN AND NEITHER NDR NOR CMG SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NDR AND CMG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK LONG/FLAT TREND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. NDR AND CMG MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NDR OR CMG HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) is the property of Ned Davis Research, Inc.(“NDR”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the NDR CMG Index. The NDR CMG Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Ned Davis Research, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
The VanEck Long/Flat Trend ETF based on the NDR CMG Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Long/Flat Trend ETF or any member of the public regarding the advisability of investing in securities generally or in the NDR CMG Index or the VanEck Long/Flat Trend ETF particularly or the ability of the NDR CMG Index or the VanEck Long/Flat Trend ETF to track general market performance. S&P Dow Jones Indices’ only relationship to Ned Davis Research, Inc. with respect to the NDR CMG Index is the licensing of the S&P 500 Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Ned Davis Research, Inc. related to the NDR CMG Index without regard to Ned Davis Research, Inc. or the VanEck Long/Flat Trend ETF. S&P Dow Jones Indices is not responsible for and has not participated in the creation of the VanEck Long/Flat Trend ETF, the determination of the prices and amount of the VanEck Long/Flat Trend ETF or the timing of the issuance or sale of the VanEck Long/Flat Trend ETF or in the determination or calculation of the equation by which the VanEck Long/Flat Trend ETF may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Long/Flat Trend ETF. There is no assurance that investment products based on the NDR CMG Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion or exclusion of a security within the NDR CMG Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice. S&P Dow Jones Indices does not act nor shall be deemed to be acting as a fiduciary in providing the S&P 500 Index.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Van Eck Associates Corporation. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR THE NDR CMG INDEX, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NDR, OWNERS OF THE VANECK GREEN BOND ETF OR VANECK LONG/FLAT TREND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NDR OR VEAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The Adviser has entered into a licensing agreement with BUZZ Holdings ULC (“BUZZ Holdings”) to use the BUZZ NextGen AI US Sentiment Leaders Index (the “Sentiment Leaders Index”). VanEck Social Sentiment ETF is entitled to use the Sentiment Leaders Index pursuant to a sub-licensing arrangement with the Adviser.

The Sentiment Leaders Index is a product of BUZZ Holdings, and has been licensed to the Adviser for use in connection with VanEck Social Sentiment ETF. “BUZZ” is a trademark of BUZZ Holdings, which have been licensed by the Adviser for use in connection with the Sentiment Leaders Index.

VanEck Social Sentiment ETF is not sponsored, endorsed, sold or promoted by BUZZ Holdings, or its shareholders, or the licensor of the Sentiment Leaders Index and/or its affiliates and third party licensors. BUZZ Holdings makes no representation or warranty, express or implied, to the owners of VanEck Social Sentiment ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Social Sentiment ETF particularly, or the ability of the Sentiment Leaders Index to track general market performance. BUZZ Holdings’ only relationship to the Adviser with respect to the Sentiment Leaders Index is the licensing of the Sentiment Leaders Index and certain trademarks of BUZZ Holdings. The BUZZ indices are determined and composed by BUZZ Holdings without regard to the Adviser or VanEck Social

Sentiment ETF. BUZZ Holdings has no obligation to take the needs of the Adviser or the owners of VanEck Social Sentiment ETF into consideration in determining and composing the Sentiment Leaders Index.

BUZZ Holdings are not responsible for and have not participated in the determination of the prices of VanEck Social Sentiment ETF or the timing of the issuance or sale of securities of VanEck Social Sentiment ETF or in the determination or calculation of the equation by which VanEck Social Sentiment ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Holdings have no obligation or liability in connection with the administration, marketing or trading of VanEck Social Sentiment ETF. There is no assurance that investment products based on the Sentiment Leaders Index will accurately track index performance or provide positive investment returns. BUZZ Holdings is not an investment advisor and the inclusion of a security in the Sentiment Leaders Index is not a recommendation by BUZZ Holdings to buy, sell, or hold such security, nor should it be considered investment advice.

BUZZ HOLDINGS DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE SENTIMENT LEADERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ HOLDINGS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ HOLDINGS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VAN ECK ASSOCIATES CORPORATION, OWNERS OF VANECK SOCIAL SENTIMENT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SENTIMENT LEADERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ HOLDINGS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ HOLDINGS AND VAN ECK ASSOCIATES CORPORATION, OTHER THAN THE LICENSORS OF BUZZ HOLDINGS.

VanEck Social Sentiment ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Sentiment Leaders Index and/or its trade mark or its price at any time or in any other respect. The Sentiment Leaders Index is calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Sentiment Leaders Index is calculated correctly. Irrespective of its obligations towards BUZZ Holdings, Solactive AG has no obligation to point out errors in the Sentiment Leaders Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Social Sentiment ETF. Neither the publication of the Sentiment Leaders Index by Solactive AG nor the licensing of the Sentiment Leaders Index or its trade marks for the purpose of use in connection with VanEck Social Sentiment ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Social Sentiment ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Social Sentiment ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Social Sentiment ETF’s Prospectus.

“HIP Investor Inc.,” “HIP Investor,” “HIP,” “HIP Ratings,” “HIP SDG Ratings,” “HIP Climate Threat Resilience Ratings,” “Be More HIP,” and “HIP = Human Impact + Profit” are service marks of HIP Investor Inc. (“HIP”). These marks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck HIP Sustainable Muni ETF may make determinations based on HIP Investor’s data, metrics, pillars, and ratings of ESG, SDGs, climate, and opportunity zones; and the ETF is not issued, sponsored, endorsed, promoted or advised by HIP Investor Inc. or their affiliates. HIP Investor Inc. makes no representation or warranty, expressed or implied, regarding whether VanEck HIP Sustainable Muni ETF is suitable for investors generally or the advisability of trading in such product.

HIP INVESTOR INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RATINGS, PILLARS, METRICS, OR ANY DATA INCLUDED IN THE ETF, AND HIP INVESTOR INC. SHALL NOT HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. HIP INVESTOR INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK HIP SUSTAINABLE MUNI ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HIP INVESTOR RATINGS OR ANY DATA INCLUDED THEREIN. HIP INVESTOR INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RATINGS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL HIP

INVESTOR INC. HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1.Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a.    with a request that the client vote the proxy,
b.    with a recommendation that the client engage another party to determine how the proxy should be voted or
c.    if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients
1.Notification of Availability of Information
a.    Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.Availability of Proxy Voting Information
a.    At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
A-1

Recordkeeping Requirements
1.VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.    proxy statements received;
b.    identifying number for the portfolio security;
c.    shareholder meeting date;
d.    brief identification of the matter voted on;
e.    whether the vote was cast on the matter;
f.    how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.    records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.    a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
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GLASS LEWIS

United States Summary Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

January 2021

www.glasslewis.com

International Proxy Paper Policy Guidelines	2

International Proxy Paper Policy Guidelines	3

ABOUT GLASS LEWIS
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

International Proxy Paper Policy Guidelines	4

SUMMARY OF CHANGES
Following is a summary of the significant changes to the 2021 U.S. Summary Proxy Paper Policy Guidelines:
Board Gender Diversity
We have expanded our policy on board gender diversity. Beginning in 2021, we will note as a concern boards consisting of fewer than two female directors. Our voting recommendations in 2021 will be based on our current requirement of at least one female board member; but, beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board with fewer than two female directors. For boards with six or fewer total members, our existing voting policy requiring a minimum of one female director will remain in place.
Board Tenure and Refreshment
Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Additionally, we have updated these guidelines to specify that where a board applies age or term limits, we generally expect these to be applied to all members equally. Where a board waives the limit for an individual without a compelling rationale, we will consider recommending against the chair of the nominating committee.
Environmental, Social & Risk Oversight
We have updated these guidelines to clarify that Glass Lewis will note a concern when a company listed on a blue-chip index in major global markets fails to clearly identify a mechanism for board-level oversight of environmental and social issues. In 2022, we will generally recommend voting against the governance chair of a board who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Peer Group Methodology
In the section titled Linking Pay with Performance, we have clarified that, in determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology, as previously announced in 2019. In forming this proprietary peer group, Glass Lewis considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.

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Vote Results Disclosure
For meetings held after January 1, 2021, Glass Lewis will recommend voting against the governance committee chair when a detailed record of proxy voting results from the last annual meeting has not been disclosed.

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I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, are refreshed periodically to ensure an appropriate mix of director tenures, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chair of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

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•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.
•The audit committee chair where fees paid to the company’s external auditor in the past year are not disclosed.
•The governance committee or chair where a company amends the bylaws or other company governing documents to eliminate or decrease important shareholder rights.
•The governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•The governance committee or chair where a company does not adequately respond to a majority shareholder vote in favor of a shareholder proposal or submits an alternate management proposal in lieu of a shareholder proposal if the management proposal is materially different from the shareholder proposal.
•The governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.
•The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•The compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
•The compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•CFO who presently sits on the board.
•Director who presently sits on an excessive number of boards. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public boards and any other director who serves on a total of more than five public company boards. When making this determination, we will also consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

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Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be an asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
Beginning in 2021, Glass Lewis will note as a concern boards consisting of fewer than two female directors. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board that has fewer than two female directors. For boards with six or fewer total directors, our existing voting policy requiring a minimum of one female director will remain in place. We may extend this recommendation to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile. Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.

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Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chair of the board on that basis.
Environmental and Social Risk Oversight
Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

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Beginning in 2021, Glass Lewis will note as a concern when boards of companies in the S&P 500 index do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of a company in the aforementioned index who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chair of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Governance Following an IPO or Spin-Off
We believe companies that recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate

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governance standards, and we generally refrain from making voting recommendation on the basis of governance standards (e.g., board independence, committee membership, meeting attendance) during the one-year period following an IPO.
However, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. When shareholder rights are severely restricted, we will consider recommending against members of the board who served when the provisions are adopted. In conducting this evaluation, Glass Lewis will consider:
•The adoption of anti-takeover provisions such as a poison pill or classified board;
•Supermajority vote requirements to amend governing documents;
•The presence of exclusive forum or fee-shifting provisions;
•Whether shareholders can call special meetings or act by written consent;
•The voting standard provided for the election of directors;
•The ability of shareholders to remove directors without cause;
•The presence of evergreen provisions in the Company’s equity compensation arrangements; and
•The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
1.We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.
2.We recommend voting against the chair of the nominating committee at an investment company if the chair and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

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II. FINANCIAL REPORTING
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor’s effectiveness.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:
•Companies should seek additional shares only when needed.
•The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
•If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•The expected annual cost of the plan should be proportional to the value of the business.
•The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•Plans should not permit re-pricing of stock options.
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•Officers and board members do not participate in the program.
•The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

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Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies with a pattern of failing our pay-for-performance analysis.
In determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Advisory Votes on Compensation
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

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Advisory Votes on Compensation Frequency
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
Additionally, in cases where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders, we will recommend voting against all members of the compensation committee.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

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IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. However, when a board adopts a poison pill without shareholder approval, we will vote against the entire board.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 10-15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We are generally supportive of the right for shareholders to act by written consent. However, we believe that special meetings are preferable to action by written consent, as special meetings provide more protection for minority shareholders and better ensure that management is able to respond to the concerns raised by shareholders. Accordingly, in instances where companies have established other means for shareholders to influence a company’s proxy or act outside the annual meeting cycle, Glass Lewis may consider recommending against shareholder proposals requesting that companies adopt a right for shareholders to act by written consent. Specifically, if a company has adopted a special meeting right of 15% or below and has adopted reasonable proxy access provisions, Glass Lewis will generally recommend that shareholders vote against shareholder proposals asking companies to amend their bylaws to provide shareholders with the right to action by written consent.

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Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1.Stock split
2.Shareholder defenses
3.Financing for acquisitions
4.Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. However, Glass Lewis will vote support the use of cumulative voting in contested elections. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

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Access to the Proxy
Glass Lewis supports the ability of shareholders to nominate directors to company boards. However, to prevent abuse of this right, we believe shareholders seeking to nominate a director should meet minimum ownership thresholds and holding periods. Therefore, we will generally support reasonable, well-crafted proposals to allow shareholders access to the management proxy but, in formulating our recommendation, we will examine the proposed percentage ownership threshold, the minimum ownership period requirement and the number or percentage of board seats subject to nomination under this authority. We will also analyze the performance of the company and the board, the adoption of other means for shareholders to effect change such as through the ability to call a special meeting and the responsiveness of the board to shareholders. When there are conflicting management and shareholder proposals to adopt proxy access, we will review the differences of the proposals’ terms, and generally support the proposal with terms more friendly to shareholders.
Virtual Shareholder Meetings
A growing number of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation to shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
When analyzing the governance profile of companies that choose to hold virtual-only shareholder meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, or on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

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V. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.
We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal.
For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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San Francisco, CA 94111
+1 415 678 4110
+1 888 800 7001
44 Wall Street
Suite 503
New York, NY 10005
+1 646 606 2345
2323 Grand Boulevard
Suite 1125
Kansas City, MO 64108
+1 816 945 4525
		Asia Pacific	Australia CGI Glass Lewis Suite 5.03, Level 5 255 George Street Sydney NSW 2000 +61 2 9299 9266 Japan Shinjuku Mitsui Building 11th floor 2-1-1, Nishi-Shinjuku, Shinjuku-ku, Tokyo 163-0411, Japan
Europe	Ireland 15 Henry Street Limerick V94 V9T4 +353 61 292 800 United Kingdom 80 Coleman Street Suite 4.02 London EC2R 5BJ +44 20 7653 8800 Germany IVOX Glass Lewis Kaiserallee 23a 76133 Karlsruhe +49 721 35 49 622

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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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GLASS LEWIS

International Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

January 2021

www.glasslewis.com

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ABOUT GLASS LEWIS
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

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SUMMARY OF CHANGES
2021 International Proxy Paper Guidelines

Following is a summary of the significant changes to the 2021 International Proxy Paper Policy Guidelines:
Board Diversity
We have updated these guidelines to note that we expect companies listed on a blue-chip index in major global markets to have at least one woman on the board, and that we apply a higher standard where applicable.
Virtual Meetings
We have updated these guidelines to account for the growth of virtual shareholder meetings across the globe. Glass Lewis supports the facilitation of virtual attendance by shareholders at the general meeting. However, we may recommend against members of the governance committee (or other appropriate directors or proposals) in egregious cases where a company holds a virtual-only shareholder meeting and provides inadequate disclosure on if, how and when shareholders can participate or ask questions.
Environmental, Social & Risk Oversight
We have updated these guidelines to clarify that Glass Lewis will note a concern when a company listed on a blue-chip index in major global markets fails to clearly identify a mechanism for board-level oversight of environmental and social issues. In 2022, we will generally recommend voting against the governance chair of a board who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Board Refreshment
We have updated these guidelines to specify that where a board applies age or term limits, we generally expect these to be applied to all members equally. Where a board waives the limit for an individual without a compelling rationale, we will consider recommending against the chair of the nominating committee.

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INTRODUCTION
These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

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I. ELECTION OF DIRECTORS

Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

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Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•Director who presently sits on an excessive number of boards.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If we have concerns about the independence of the board or any of its key committees, significant concerns regarding the background or experience of one or more of the nominees, or any other board-related concerns in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.
Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards.

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Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards. We consider the diversity of gender, backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee. We expect boards of companies listed on blue chip indices in major global markets (Australia, Canada, Europe, Japan, United Kingdom and United States), to comprise at least one female director. We apply a higher standard where best practice recommendations or listing regulations set a higher target.
Environmental and Social Risk Oversight
Glass Lewis recognises the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible. Beginning in 2021, Glass Lewis will note as a concern when boards of companies listed on a major blue-chip index in key global markets do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of these boards which fail to provide explicit disclosure concerning the board’s role in overseeing these issues.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness

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to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

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II. FINANCIAL REPORTING
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

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III. COMPENSATION
Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
We will usually recommend voting against approval of the compensation report or policy when the following occur:
•Gross disconnect between pay and performance;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified

In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation.
Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.
We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Glass Lewis unequivocally supports companies facilitating the virtual participation of shareholders in general meetings. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a "hybrid meeting"). However, we also believe that virtual-only shareholder meetings can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, we expect companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)iv) Technical support that is available to shareholders prior to and during the meeting. In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, we will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). We will always take into account emerging local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.

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Anti-Takeover Measures
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to

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issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.
We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues, to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal. This could include a vote against the ratification of board or management acts in the prior year, where applicable, or the re-election of directors.
For a detailed review of our policies concerning remuneration, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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CONNECT WITH US
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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

International Proxy Paper Policy Guidelines	19

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2,743, filed with the SEC on October 1, 2021.
(b)	Amended and Restated Bylaws of the Trust, incorporated by reference to Post-Effective Amendment No. 2,743, filed with the SEC on October 1, 2021.
(c)	Not applicable.
(d)(1)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to VanEck Vectors—Gold Miners ETF), incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.

(d)(2)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all non-unitary fee portfolios except for VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(d)(3)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 174, filed with the SEC on August 27, 2010.

(d)(4)	Not applicable.
(d)(5)
Form of Amended and Restated Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(6)	Not applicable.
(d)(7)	Not applicable.
(d)(8)
Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Vectors Dynamic Put Write ETF and VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(9)
Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Bitcoin Strategy ETF and VanEck Ethereum Strategy ETF), incorporated by reference to Post-Effective Amendment No. 2,749, filed with the SEC on October 27, 2021.

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation, incorporated by reference to Pre-Effective Amendment No. 4, filed with the SEC on May 11, 2006.
(e)(2)	Form of Participant Agreement, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(f)	Not applicable.
(g)	Form of Custody Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(1)	Form of Administration Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(2)
Form of Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.

(h)(3)	Form of Sublicense Agreement between the Trust and the Van Eck Associates Corporation, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(i)(1)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Environmental Services ETF (f/k/a Market Vectors—Environmental Services ETF), VanEck Vectors Gold Miners ETF (f/k/a Market Vectors—Gold Miners ETF) and VanEck Vectors Steel ETF (f/k/a Market Vectors—Steel ETF)), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(i)(2)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Low Carbon Energy ETF (f/k/a VanEck Vectors Global Alternative Energy ETF and Market Vectors—Global Alternative Energy ETF) and VanEck Vectors Russia ETF (f/k/a Market Vectors—Russia ETF)), incorporated by reference to Post-Effective Amendment No. 5, filed with the SEC on April 9, 2007.

(i)(3)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Agribusiness ETF (f/k/a Market Vectors—Agribusiness ETF) and VanEck Vectors Uranium+Nuclear Energy ETF (f/k/a Market Vectors—Nuclear Energy ETF)), incorporated by reference to Post-Effective Amendment No. 9, filed with the SEC on July 30, 2007.

(i)(4)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF), VanEck Vectors AMT-Free Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF), VanEck Vectors AMT-Free Short Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF), VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal ETF), VanEck Vectors California Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF) and VanEck Vectors New York Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on November 2, 2007.

(i)(5)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Coal ETF (f/k/a Market Vectors—Coal ETF) and VanEck Vectors Gaming ETF (f/k/a Market Vectors—Gaming ETF)), incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on December 31, 2007.

(i)(6)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Massachusetts Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Massachussets Municipal Index ETF), VanEck Vectors New Jersey Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF), VanEck Vectors Ohio Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF), VanEck Vectors Pennsylvania Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on February 15, 2008.

(i)(7)
Opinion of Clifford Chance US LLP (with respect to VanEck Vector Natural Resources ETF (f/k/a Market Vectors—RVE Hard Assets Producers ETF and Market Vectors—Hard Assets Producers ETF) and VanEck Vectors Solar Energy ETF (f/k/a Market Vectors—Solar Energy ETF), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on April 21, 2008.

(i)(8)
Opinion and Consent of Clifford Chance US LLP with respect to VanEck Vectors Africa Index ETF (f/k/a Market Vectors—Africa ETF), VanEck Vectors Emerging Europe ex-Russia ETF (f/k/a Market Vectors—Emerging Eurasia Index ETF), VanEck Vectors Global Frontier Index ETF (f/ka/ Market Vectors—Global Frontier ETF Index and VanEck Vectors Gulf States Index ETF (f/k/a Market Vectors—Gulf States Index ETF)), incorporated by reference to Post-Effective Amendment No. 26, filed with SEC on July 8, 2008.

(i)(9)
Consent of Clifford Chance US LLP (with respect to VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 27, filed with the SEC on August 8, 2008.

(i)(10)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Indonesia Index ETF (f/k/a Market Vectors Indonesia Index ETF)), incorporated by reference to Post-Effective Amendment No. 34, filed with the SEC on November 25, 2008.

(i)(11)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Vietnam ETF (f/k/a Market Vectors Vietnam ETF)), incorporated by reference to Post-Effective Amendment No. 35, filed with the SEC on December 23, 2008.

(i)(12)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Pre-Refunded Municipal Index ETF (f/k/a Market Vectors Pre-Refunded Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 36, filed with the SEC on January 28, 2009.

(i)(13)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Egypt Index ETF (f/k/a Market Vectors Egypt Index ETF)), incorporated by reference to Post-Effective Amendment No. 111, filed with the SEC on February 16, 2010.

(i)(14)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC CSI 300 ETF (f/k/a Market Vectors China ETF)), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on September 4, 2009.

(i)(15)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Brazil Small-Cap ETF (f/k/a Market Vectors Brazil Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 49, filed with the SEC on May 8, 2009.

(i)(16)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Junior Gold Miners ETF (f/k/a Market Vectors Junior Gold Miners ETF)), incorporated by reference to Post-Effective Amendment No. 93, filed with the SEC on November 9, 2009.

(i)(17)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Poland ETF (f/k/a Market Vectors Poland ETF)), incorporated by reference to Post-Effective Amendment No. 97, filed with the SEC on November 20, 2009.

(i)(18)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors India Small-Cap Index ETF (f/k/a Market Vectors India Small-Cap Index ETF)), incorporated by reference to Post-Effective Amendment No. 129, filed with the SEC on April 5, 2010.

(i)(19)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (f/k/a Market Vectors Emerging Markets Local Currency Bond ETF)), incorporated by reference to Post-Effective Amendment No. 153, filed with the SEC on June 28, 2010.

(i)(20)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Investment Grade Floating Rate ETF (f/k/a Market Vectors Investment Grade Floating Rate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 154, filed with the SEC on June 28, 2010.

(i)(21)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF (f/k/a Market Vectors Rare Earth/Strategic Metals ETF)), incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on October 22, 2010.

(i)(22)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF (f/k/a Market Vectors LatAm Aggregate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 358, filed with the SEC on May 10, 2011.

(i)(23)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Russia Small-Cap ETF (f/k/a Market Vectors Russia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 312, filed with the SEC on April 1, 2011.

(i)(24)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors CEF Municipal Income ETF (f/k/a Market Vectors CEF Municipal Income ETF)), incorporated by reference to Post-Effective Amendment No. 395, filed with the SEC on July 7, 2011.

(i)(25)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Mortgage REIT Income ETF (f/k/a Market Vectors Mortgage REIT Income ETF)), incorporated by reference to Post-Effective Amendment No. 431, filed with the SEC on August 15, 2011.

(i)(26)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors International High Yield Bond ETF (f/k/a Market Vectors International High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 646, filed with the SEC on March 29, 2012.

(i)(27)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BDC Income ETF (f/k/a Market Vectors BDC Income ETF)), incorporated by reference to Post-Effective Amendment No. 995, filed with the SEC on February 7, 2013.

(i)(28)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Biotech ETF (f/k/a Market Vectors Biotech ETF), VanEck Vectors Oil Services ETF (f/k/a Market Vectors Oil Services ETF), VanEck Vectors Pharmaceutical ETF (f/k/a Market Vectors Pharmaceutical ETF), VanEck Vectors Retail ETF (f/k/a Market Vectors Retail ETF) and VanEck Vectors Semiconductor ETF (f/k/a Market Vectors Semiconductor ETF)), incorporated by reference to Post-Effective Amendment No. 505, filed with the SEC on October 31, 2011.

(i)(29)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Indonesia Small-Cap ETF (f/k/a Market Vectors Indonesia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 639, filed with the SEC on March 14, 2012.

(i)(30)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Unconventional Oil & Gas ETF (f/k/a Market Vectors Unconventional Oil & Gas ETF)), incorporated by reference to Post-Effective Amendment No. 598, filed with the SEC on February 8, 2012.

(i)(31)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Wide Moat ETF (f/k/a Market Vectors Morningstar Wide Moat Research ETF)), incorporated by reference to Post-Effective Amendment No. 674, filed with the SEC on April 13, 2012.

(i)(32)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF (f/k/a Market Vectors Emerging Markets High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 654, filed with the SEC on April 3, 2012.

(i)(33)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF (f/k/a Market Vectors Fallen Angel Bond ETF)), incorporated by reference to Post-Effective Amendment No. 653, filed with the SEC on April 3, 2012.

(i)(34)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Preferred Securities ex Financials ETF (f/k/a Market Vectors Preferred Securities ex Financials ETF)), incorporated by reference to Post-Effective Amendment No. 765, filed with the SEC on July 5, 2012.

(i)(35)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Saudi Arabia ETF (f/k/a Market Vectors Saudi Arabia ETF)), incorporated by reference to Post-Effective Amendment No. 1,938, filed with the SEC on June 22, 2015.

(i)(36)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Short High-Yield Municipal Index ETF (f/k/a Market Vectors Short High-Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 1,341, filed with the SEC on December 20, 2013.

(i)(37)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF (f/k/a Market Vectors Treasury-Hedged High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 994, filed with the SEC on February 5, 2013.

(i)(38)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Israel ETF (f/k/a Market Vectors Israel ETF)), incorporated by reference to Post-Effective Amendment No. 1,151, filed with the SEC on June 24, 2013.

(i)(39)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF (f/k/a Market Vectors ChinaAMC SME-ChiNext ETF)), incorporated by reference to Post-Effective Amendment No. 1,502, filed with the SEC on May 16, 2014.

(i)(40)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC China Bond ETF (f/k/a Market Vectors ChinaAMC China Bond ETF)), incorporated by reference to Post-Effective Amendment No. 1,701, filed with the SEC on November 7, 2014.

(i)(41)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar International Moat ETF (f/k/a Market Vectors Morningstar International Moat ETF)), incorporated by reference to Post-Effective Amendment No. 1,957, filed with the SEC on July 9, 2015.

(i)(42)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Oil Refiners ETF (f/k/a Market Vectors Oil Refiners ETF)), incorporated by reference to Post-Effective Amendment No. 1,998, filed with the SEC on August 14, 2015.

(i)(43)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Energy Income ETF (f/k/a VanEck Vectors High Income MLP ETF and Market Vectors High Income MLP ETF), incorporated by reference to Post-Effective Amendment No. 2,131, filed with the SEC on December 10, 2015.

(i)(44)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Dynamic Put Write ETF), incorporated by reference to Post-Effective Amendment No. 2,521, filed with the SEC on May 1, 2017.
(i)(45)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Generic Drugs ETF (f/k/a Market Vectors Generic Drugs ETF)), incorporated by reference to Post-Effective Amendment No. 2,115, filed with the SEC on November 23, 2015.

(i)(46)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 8-12 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF), incorporated by reference to Post-Effective Amendment No. 2,370, filed with the SEC on August 5, 2016.

(i)(47)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,322, filed with the SEC on May 31, 2016.
(i)(48)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors NDR CMG Long/Flat Allocation ETF (f/k/a VanEck Vectors Long/Flat US Equity ETF)), incorporated by reference to Post-Effective Amendment No. 2,574, filed with the SEC on September 27, 2017.

(i)(49)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Green Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.
(i)(50)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Real Asset Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,598, filed with the SEC on March 9, 2018.
(i)(51)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Video Gaming and eSports ETF), incorporated by reference to Post-Effective Amendment No. 2,616, filed with the SEC on August 31, 2018.

(i)(52)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Global Wide Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,626, filed with the SEC on October 24, 2018.

(i)(53)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Durable Dividend ETF (f/k/a VanEck Vectors Morningstar High Dividend ETF)), incorporated by reference to Post-Effective Amendment No. 2,627, filed with the SEC on October 24, 2018.

(i)(54)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Municipal Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,644, filed with the SEC on May 14, 2019.

(i)(55)
Opinion and Consent of Dechert LLP (with respect to VanEck HIP Sustainable Muni ETF(f/k/a VanEck Vectors Sustainable Muni ETF)), incorporated by reference to Post-Effective Amendment No. 2,738, filed with the SEC on August 24, 2021.

(i)(56)
Opinion of Dechert LLP (with respect to VanEck Vectors Moody's Analytics IG Corporate Bond ETF (f/k/a VanEck Vectors IG Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.

(i)(57)
Consent of Dechert LLP (with respect to VanEck Vectors Moody's Analytics IG Corporate Bond ETF (f/k/a VanEck Vectors IG Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,692, filed with the SEC on November 24, 2020.

(i)(58)
Opinion of Dechert LLP (with respect to VanEck Vectors Moody's Analytics BBB Corporate Bond ETF (f/k/a VanEck Vectors BBB Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.

(i)(59)
Consent of Dechert LLP (with respect to VanEck Vectors Moody's Analytics BBB Corporate Bond ETF (f/k/a VanEck Vectors BBB Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,693, filed with the SEC on November 24, 2020.

(i)(60)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Social Sentiment ETF), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.
(i)(61)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Digital Transformation ETF (f/k/a VanEck Vectors Digital Assets ETF)), incorporated by reference to Post-Effective Amendment No. 2,712, filed with the SEC on April 9, 2021.

(i)(62)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar ESG Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,743, filed with the SEC on October 1, 2021.
(i)(63)	Opinion and Consent of Dechert LLP (with respect to VanEck Green Metals ETF), incorporated by reference to Post-Effective Amendment No. 2,751, filed with the SEC on November 3, 2021.
(i)(64)	Opinion and Consent of Dechert LLP (with respect to VanEck Bitcoin Strategy ETF), incorporated by reference to Post-Effective Amendment No. 2,749, filed with the SEC on October 27, 2021.
(i)(65)	Opinion and Consent of Dechert LLP (with respect to VanEck Future of Food II ETF), to be filed by amendment.
(i)(66)	Opinion and Consent of Dechert LLP (with respect to VanEck Digital India ETF), to be filed by amendment.
(i)(67)	Consent of Dechert LLP, to be filed by amendment.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of VanEck Vectors ETF Trust, incorporated by reference to Post-Effective Amendment No. 2,648, filed with the SEC on September 6, 2019.
(p)(2)
Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation, incorporated by reference to Post-Effective Amendment No. 2,749, filed with the SEC on October 27, 2021.

(q)(1)
Powers of Attorney for Messrs. John J. Crimmins, David H. Chow, R. Alastair Short, Peter J. Sidebottom, Richard D. Stamberger and Jan F. van Eck, incorporated by reference to Post-Effective Amendment No. 2,613, filed with the SEC on August 24, 2018.

(q)(2)	Power of Attorney for Ms. Laurie A. Hesslein, incorporated by reference to Post-Effective Amendment No. 2,650, filed with the SEC on September 20, 2019.

Item 29.    Persons Controlled by or Under Common Control with Registrant
    None.

Item 30.    Indemnification
Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.
Item 31.    Business and Other Connections of Investment Manager
See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.
Item 32.    Principal Underwriters
(a)    Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of VanEck Funds and VanEck VIP Trust.
(b)    The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director, President and Chief Executive Officer	President, Chief Executive Officer and Trustee
Bruce J. Smith 666 Third Avenue New York, NY 10017	Director	N/A
Jonathan R. Simon 666 Third Avenue New York, NY 10017	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Laura I. Martinez 666 Third Avenue New York, NY 10017	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Matthew A. Babinsky 666 Third Avenue New York, NY 10017	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Brendan Gundersen 666 Third Avenue New York, NY 10017	Managing Director, Head of Institutional Sales	N/A
Richard Potocki 666 Third Avenue New York, NY 10017	Managing Director, Head of US Distribution	N/A
F. Michael Gozzillo 666 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer
Laura Hamilton 666 Third Avenue New York, NY 10017	Assistant Vice President	Vice President
Lee Rappaport 666 Third Avenue New York, NY 10017	Vice President, Chief Financial Officer, Treasurer and Operations Principal (FINOP)	N/A
Matthew Bartlett 666 Third Avenue New York, NY 10017	Manager, Internal Sales Desk	N/A
Kristen Capuano 666 Third Avenue New York, NY 10017	Managing Director, Head of Marketing and Product Strategy	N/A

Item 33.    Location of Accounts and Records

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Custodian and Transfer Agent, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 and the Registrant’s prior Custodian and Transfer Agent, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. All other records so required to be maintained will be maintained at the offices of Van Eck Associates Corporation/Van Eck Absolute Return Advisers Corporation/Van Eck Securities Corporation, 666 Third Avenue, Floor 9, New York, New York 10017.

Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa and State of Florida on the 12th day of November, 2021.

VANECK ETF TRUST

By:	/s/ Jonathan R. Simon
Name: Jonathan R. Simon
Title: Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	November 12, 2021
David H. Chow

/s/ Laurie A. Hesslein*	Trustee	November 12, 2021
Laurie A. Hesslein

/s/ R. Alastair Short*	Trustee	November 12, 2021
R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	November 12, 2021
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	November 12, 2021
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	November 12, 2021
Jan F. van Eck

/s/ John J. Crimmins*	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	November 12, 2021
John J. Crimmins

*By:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-in-Fact
November 12, 2021